                                                                    EXHIBIT 10.1


                                REVOLVING CREDIT
                                       AND
                               TERM LOAN AGREEMENT


                           Dated as of August 11, 2000
                                  by and among
                                BELL SPORTS, INC.
                                (the "Borrower")

                                       and

                                BELL SPORTS CORP.
                                 (the "Parent")

                                       and

                              FLEET NATIONAL BANK,
                           FIRST UNION NATIONAL BANK,
       and the other lending institutions set forth on Schedule 1, hereto

                                       and

                  FLEET NATIONAL BANK, as administrative agent
                          (the "Administrative Agent")
                                       and
                 FIRST UNION NATIONAL BANK, as syndication agent
                            (the "Syndication Agent")
                                       and
          GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent
                           (the "Documentation Agent")
                                      with

                     FLEETBOSTON ROBERTSON STEPHENS INC. and
                          FIRST UNION SECURITIES, INC.,
                          Having Acted as Co-Arrangers

                                TABLE OF CONTENTS


1.   DEFINITIONS AND RULES OF INTERPRETATION.........................................................1
     ---------------------------------------
         1.1.   Definitions..........................................................................1
                -----------
         1.2.   Rules of Interpretation..............................................................34
                -----------------------
2.   THE REVOLVING CREDIT FACILITY...................................................................35
     -----------------------------
         2.1.   Commitment to Lend...................................................................35
                ------------------
         2.2.   Commitment Fee.......................................................................35
                --------------
         2.3.   Reduction of Total Revolving Credit Commitment.......................................36
                ----------------------------------------------
         2.4.   The Revolving Credit Notes...........................................................36
                --------------------------
         2.5.   Interest on Revolving Credit Loans...................................................36
                ----------------------------------
         2.6.   Requests for Revolving Credit Loans..................................................37
                -----------------------------------
                  2.6.1.   General...................................................................37
                           -------
                  2.6.2.   Swing Line................................................................37
                           ----------
                  2.6.3.   Loans to Cover Reimbursement Obligations..................................38
                           ----------------------------------------
         2.7.   Conversion Options...................................................................38
                ------------------
                  2.7.1.   Conversion to Different Type of Revolving Credit Loan.....................38
                           -----------------------------------------------------
                  2.7.2.   Continuation of Type of Revolving Credit Loan.............................39
                           ---------------------------------------------
                  2.7.3.   Eurodollar Rate Loans.....................................................39
                           ---------------------
         2.8.   Funds for Revolving Credit Loans.....................................................39
                --------------------------------
                  2.8.1.   Funding Procedures........................................................39
                           ------------------
                  2.8.2.   Advances by Administrative Agent..........................................40
                           --------------------------------
         2.9.   Change in Borrowing Base.............................................................40
                ------------------------
         2.10.   Settlements.........................................................................41
                 -----------
                  2.10.1.   General..................................................................41
                            -------
                  2.10.2.   Failure to Make Funds Available..........................................41
                            -------------------------------
                  2.10.3.   No Effect on Other Banks.................................................42
                            ------------------------
         2.11.   Repayments of Revolving Credit Loans Prior to Event of Default......................42
                 --------------------------------------------------------------
                  2.11.1.   Credit for Funds Received in Concentration Account.......................42
                            --------------------------------------------------
                  2.11.2.   Application of Payments Prior to Event of Default........................43
                            -------------------------------------------------
         2.12.   Repayments of Revolving Credit Loans After Event of Default.........................43
                 -----------------------------------------------------------
3.   REPAYMENT OF THE REVOLVING CREDIT LOANS.........................................................43
     ---------------------------------------
         3.1.   Maturity.............................................................................43
                --------
         3.2.   Mandatory Repayments of Revolving Credit Loans.......................................43
                ----------------------------------------------
         3.3.   Annual Clean-Down....................................................................44
                -----------------
         3.4.   Optional Repayments of Revolving Credit Loans........................................44
                ---------------------------------------------
4.   THE TERM LOANS..................................................................................44
     --------------
         4.1.   Commitment to Lend...................................................................44
                ------------------
                  4.1.1.   Term A Loan...............................................................44
                           -----------
                  4.1.2.   Term B Loan...............................................................45
                           -----------
                  4.1.3.   Determination of Amount of Term A Loan and Term B Loan....................45
                           ------------------------------------------------------
         4.2.   Commitment Fee.......................................................................45
                --------------
         4.3.   Reduction of Total Term Commitment; Termination of Term Commitments..................46
                -------------------------------------------------------------------

                  4.3.1.   Reduction by Borrower.....................................................46
                           ---------------------
                  4.3.2.   Termination of Term Commitments...........................................46
                           -------------------------------
         4.4.   The Term Notes.......................................................................46
                --------------
                  4.4.1.   Term A Notes..............................................................46
                           ------------
                  4.4.2.   Term B Notes..............................................................46
                           ------------
         4.5.   Mandatory Payments of Principal of Term Loans........................................47
                ---------------------------------------------
                  4.5.1.   Term A Loans..............................................................47
                           ------------
                  4.5.2.   Term B Loans..............................................................47
                           ------------
                  4.5.3.   Annual Consolidated Excess Cash Flow Recapture............................48
                           ----------------------------------------------
                  4.5.4.   Proceeds of Certain Events................................................48
                           -------- -- ------- ------
         4.6.   Optional Prepayment of Term Loans....................................................50
                ---------------------------------
         4.7.   Interest on Term Loans...............................................................50
                ----------------------
                  4.7.1.   Interest Rates............................................................50
                           --------------
                  4.7.2.  Notification by Borrower...................................................51
                          ------------------------
                  4.7.3.  Amounts, etc...............................................................51
                          ------------
5.   LETTERS OF CREDIT...............................................................................52
     -----------------
         5.1.   Letter of Credit Commitments.........................................................52
                ----------------------------
                  5.1.1.   Commitment to Issue Letters of Credit.....................................52
                           -------------------------------------
                  5.1.2.   Letter of Credit Applications.............................................52
                           -----------------------------
                  5.1.3.   Terms of Letters of Credit................................................52
                           --------------------------
                  5.1.4.   Reimbursement Obligations of Banks........................................53
                           ----------------------------------
                  5.1.5.   Participations of Banks...................................................53
                           -----------------------
         5.2.   Reimbursement Obligation of the Borrower.............................................53
                ----------------------------------------
         5.3.   Letter of Credit Payments............................................................54
                -------------------------
         5.4.   Obligations Absolute.................................................................55
                --------------------
         5.5.   Reliance by Issuer...................................................................55
                ------------------
         5.6.   Letter of Credit Fee.................................................................56
                --------------------
6.   CERTAIN GENERAL PROVISIONS......................................................................56
     --------------------------
         6.1.   Closing Fees.........................................................................56
                ------------
         6.2.   Administrative Agent's Fee...........................................................56
                --------------------------
         6.3.   Funds for Payments...................................................................56
                ------------------
                  6.3.1.   Payments to Administrative Agent..........................................56
                           --------------------------------
                  6.3.2.   No Offset, etc............................................................57
                           --------------
                  6.3.3.   Withholding Forms.........................................................57
                           -----------------
                  6.3.4.   Exclusions................................................................58
                           ----------
         6.4.   Computations.........................................................................58
                ------------
         6.5.   Inability to Determine Eurodollar Rate...............................................59
                --------------------------------------
         6.6.   Illegality...........................................................................59
                ----------
         6.7.   Additional Costs, etc................................................................59
                ---------------------
         6.8.   Capital Adequacy.....................................................................61
                ----------------
         6.9.   Certificate..........................................................................61
                -----------
         6.10.   Indemnity...........................................................................62
                 ---------
         6.11.   Interest After Default..............................................................62
                 ----------------------
                  6.11.1.   Overdue Amounts..........................................................62
                            ---------------
                  6.11.2.   Amounts Not Overdue......................................................62
                            -------------------
         6.12.   Usury...............................................................................62
                 -----

         6.13.   Replacement of Banks................................................................63
                 --------------------
7.   PARENT GUARANTY.................................................................................63
     ---------------
         7.1.   Guaranty of Payment and Performance..................................................64
                -----------------------------------
         7.2.   Parent's Agreement to Pay Enforcement Costs, etc.....................................64
                ------------------------------------------------
         7.3.   Waivers by the Parent; Banks' Freedom to Act.........................................64
                --------------------------------------------
         7.4.   Unenforceability of Obligations Against Borrower.....................................65
                ------------------------------------------------
         7.5.   Subrogation; Subordination...........................................................65
                --------------------------
                  7.5.1.   Postponement of Rights Against Borrower...................................66
                           ---------------------------------------
                  7.5.2.   Subordination.............................................................66
                           -------------
                  7.5.3.   Provisions Supplemental...................................................66
                           -----------------------
         7.6.   Security; Setoff.....................................................................66
                ----------------
         7.7.   Further Assurances...................................................................67
                ------------------
         7.8.   Reinstatement; Voided Payment........................................................67
                -----------------------------
         7.9.   Successors and Assigns...............................................................67
                ----------------------
8.   SECURITY AND GUARANTIES.........................................................................68
     -----------------------
         8.1.   Security of Borrower.................................................................68
                --------------------
         8.2.   Guaranty and Security of the Parent..................................................68
                -----------------------------------
         8.3.   Guaranties and Security of Subsidiaries..............................................68
                ---------------------------------------
9.   REPRESENTATIONS AND WARRANTIES..................................................................69
     ------------------------------
         9.1.   Corporate Authority..................................................................69
                -------------------
                  9.1.1.   Incorporation; Good Standing..............................................69
                           ----------------------------
                  9.1.2.   Authorization.............................................................69
                           -------------
                  9.1.3.   Enforceability............................................................69
                           --------------
         9.2.   Governmental Approvals...............................................................69
                ----------------------
         9.3.   Title to Properties; Leases..........................................................70
                ---------------------------
         9.4.   Financial Statements and Projections.................................................70
                ------------------------------------
                  9.4.1.   Fiscal Year...............................................................70
                           -----------
                  9.4.2.   Financial Statements......................................................70
                           --------------------
                  9.4.3.   Projections...............................................................70
                           -----------
         9.5.   No Material Changes, etc.............................................................71
                ------------------------
         9.6.   Franchises, Patents, Copyrights, etc.................................................71
                ------------------------------------
         9.7.   Litigation...........................................................................71
                ----------
         9.8.   No Materially Adverse Contracts, etc.................................................71
                ------------------------------------
         9.9.   Compliance with Other Instruments, Laws, etc.........................................72
                --------------------------------------------
         9.10.   Tax Status..........................................................................72
                 ----------
         9.11.   No Event of Default.................................................................72
                 -------------------
         9.12.   Holding Company and Investment Company Acts.........................................72
                 -------------------------------------------
         9.13.   Absence of Financing Statements, etc................................................72
                 ------------------------------------
         9.14.   Perfection of Security Interest.....................................................73
                 -------------------------------
         9.15.   Certain Transactions................................................................73
                 --------------------
         9.16.   Employee Benefit Plans..............................................................73
                 ----------------------
                  9.16.1.   In General...............................................................73
                            ----------
                  9.16.2.   Terminability of Welfare Plans...........................................74
                            ------------------------------
                  9.16.3.   Guaranteed Pension Plans.................................................74
                            ------------------------
                  9.16.4.   Multiemployer Plans......................................................74
                            -------------------
         9.17.   Use of Proceeds.....................................................................75
                 ---------------

                  9.17.1.   General..................................................................75
                            -------
                  9.17.2.   Regulations U and X......................................................75
                            -------------------
                  9.17.3.   Ineligible Securities....................................................75
                            ---------------------
         9.18.   Environmental Compliance............................................................75
                 ------------------------
         9.19.   Subsidiaries, etc...................................................................77
                 ------------------
                  9.19.1.   Existing Subsidiaries....................................................77
                            ---------------------
                  9.19.2.   Insignificant Subsidiaries...............................................77
                            --------------------------
         9.20.   Bank Accounts.......................................................................77
                 -------------
         9.21.   Disclosure..........................................................................77
                 ----------
         9.22.   Cash Contributions..................................................................78
                 ------------------
         9.23.   Recapitalization Documents..........................................................78
                 --------------------------
         9.24.   Mezzanine Documents.................................................................78
                 -------------------
         9.25.   Loans and Senior Indebtedness.......................................................78
                 -----------------------------
         9.26.   Insurance...........................................................................78
                 ---------
10.   AFFIRMATIVE COVENANTS OF THE BORROWER AND THE PARENT...........................................78
      ----------------------------------------------------
         10.1.   Punctual Payment....................................................................79
                 ----------------
         10.2.   Maintenance of Office...............................................................79
                 ---------------------
         10.3.   Records and Accounts................................................................79
                 --------------------
         10.4.   Financial Statements, Certificates and Information..................................79
                 --------------------------------------------------
         10.5.   Notices.............................................................................81
                 -------
                  10.5.1.   Defaults.................................................................81
                            --------
                  10.5.2.   Environmental Events.....................................................81
                            --------------------
                  10.5.3.   Notification of Claims Against Collateral................................81
                            -----------------------------------------
                  10.5.4.   Notice of Litigation and Judgments.......................................81
                            ----------------------------------
                  10.5.5.   Notices Concerning Inventory Collateral..................................82
                            ---------------------------------------
                  10.5.6.   Other Notices............................................................82
                            -------------
         10.6.   Corporate Existence; Maintenance of Properties......................................82
                 ----------------------------------------------
         10.7.   Insurance...........................................................................83
                 ---------
         10.8.   Taxes...............................................................................83
                 -----
         10.9.   Inspection of Properties and Books, etc.............................................83
                 ----------------------------------------
                  10.9.1.   General..................................................................83
                            -------
                  10.9.2.   Collateral Reports.......................................................84
                            ------------------
                  10.9.3.   Appraisals...............................................................84
                            ----------
                  10.9.4.   Environmental Assessments................................................85
                            -------------------------
                  10.9.5.   Communication with Accountants...........................................85
                            ------------------------------
         10.10.   Compliance with Laws, Contracts, Licenses, and Permits.............................85
                  ------------------------------------------------------
         10.11.   Employee Benefit Plans.............................................................86
                  ----------------------
         10.12.   Use of Proceeds....................................................................86
                  ---------------
         10.13.   Additional Mortgaged Property......................................................86
                  -----------------------------
         10.14.   Bank Accounts......................................................................86
                  -------------
                  10.14.1.  General..................................................................86
                            -------
                  10.14.2.  Acknowledgment of Application............................................87
                            -----------------------------
                  10.14.2.  New Bank Accounts........................................................87
                            -----------------
         10.15.   Further Assurances.................................................................87
                  ------------------
         10.16.   Subsidiaries.......................................................................87
                  ------------
                  10.16.1.   Additional Subsidiaries.................................................87
                             -----------------------

                  10.16.2.   Insignificant Subsidiaries..............................................88
                             --------------------------
         10.17.   New Guarantors.....................................................................88
                  --------------
         10.18.   Pledge of Equity Interests.........................................................88
                  --------------------------
         10.19.   Interest Rate Protection...........................................................88
                  ------------------------
         10.20.   Security Interest in Foreign Patents...............................................88
                  ------------------------------------
11.   CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND THE PARENT......................................89
      ---------------------------------------------------------
         11.1.   Restrictions on Indebtedness........................................................89
                 ----------------------------
         11.2.   Restrictions on Liens...............................................................92
                 ---------------------
                  11.2.1.   Permitted Liens..........................................................92
                            ---------------
                  11.2.2.   Restrictions on Negative Pledges and Upstream Limitations................94
                            ---------------------------------------------------------
         11.3.   Restrictions on Investments.........................................................95
                 ---------------------------
         11.4.   Distributions and Restricted Payments...............................................97
                 -------------------------------------
         11.5.   Mergers and Consolidations..........................................................98
                 --------------------------
                  11.5.1.   Mergers and Acquisitions.................................................98
                            ------------------------
                  11.5.2.   Disposition of Assets....................................................98
                            ---------------------
         11.6.   Sale and Leaseback..................................................................98
                 ------------------
         11.7.   Compliance with Environmental Laws..................................................98
                 ----------------------------------
         11.8.   Subordinated Debt...................................................................99
                 -----------------
         11.9.   Employee Benefit Plans..............................................................99
                 ----------------------
         11.10.   Business Activities................................................................99
                  -------------------
         11.11.   Fiscal Year........................................................................100
                  -----------
         11.12.   Transactions with Affiliates.......................................................100
                  ----------------------------
         11.13.   Bank Accounts......................................................................101
                  -------------
         11.14.    Inconsistent Agreements...........................................................101
                  ------------------------
         11.15.   Modification of Recapitalization Documents, Management Agreement
                  ----------------------------------------------------------------
         and Advisory Agreement .....................................................................101
         ----------------------
         11.16.   Charter Amendments.................................................................101
                  ------------------
         11.17.   Conduct of Business................................................................101
                  -------------------
12.   FINANCIAL COVENANTS OF THE BORROWER AND THE PARENT.............................................101
      --------------------------------------------------
         12.1.   Leverage Ratio......................................................................102
                 --------------
         12.2.   Senior Leverage Ratio...............................................................102
                 ---------------------
         12.3.   Interest Coverage...................................................................103
                 -----------------
         12.4.   Fixed Charge Coverage...............................................................104
                 ---------------------
         12.5.   Capital Expenditures................................................................104
                 --------------------
13.   CLOSING CONDITIONS.............................................................................104
      ------------------
         13.1.   Initial Closing.....................................................................104
                 ---------------
                  13.1.1.   Loan Documents etc.......................................................104
                            ------------------
                           13.1.1.1.   Loan Documents................................................104
                                       ---- ---------
                           13.1.1.2.   Subordination Documents.......................................104
                                       -----------------------
                           13.1.1.3.   Mezzanine Documents...........................................104
                                       -------------------
                           13.1.1.4.   Recapitalization Documents....................................105
                                       --------------------------
                  13.1.2.   Certified Copies of Charter Documents....................................105
                            --------------------------------------
                  13.1.3.   Corporate Action.........................................................105
                            ----------------
                  13.1.4.   Incumbency Certificate...................................................105
                            ----------------------

                  13.1.5.   Validity of Liens........................................................105
                            -----------------
                  13.1.6.   Perfection Certificates and UCC Search Results...........................105
                            ----------------------------------------------
                  13.1.7.   Survey and Taxes.........................................................106
                            ----------------
                  13.1.8.   Title Insurance..........................................................106
                            ---------------
                  13.1.9.   Landlord Consents........................................................106
                            -----------------
                  13.1.10.   Certificates of Insurance...............................................106
                             -------------------------
                  13.1.11.   Agency Account Agreements...............................................106
                             -------------------------
                  13.1.12.   Borrowing Base Report...................................................106
                             ---------------------
                  13.1.13.   Financial Statements; Compliance Certificate............................106
                             --------------------------------------------
                  13.1.14.   Accounts Receivable Aging Report........................................107
                             --------------------------------
                  13.1.15.   Hazardous Waste Assessments.............................................107
                             ---------------------------
                  13.1.16.   Solvency Certificate....................................................107
                             --------------------
                  13.1.17.   Consummation of Certain Transaction.....................................107
                             -----------------------------------
                  13.1.18.   Opinion of Counsel......................................................107
                             ------------------
                  13.1.19.   Payment of Fees.........................................................108
                             ---------------
                  13.1.20.   Payoff Letter...........................................................108
                             -------------
                  13.1.21.   Disbursement Instructions...............................................108
                             -------------------------
         13.2.   Conditions Precedent to Second Closing..............................................108
                 --------------------------------------
                  13.2.1.   Expiration of Offer Period...............................................108
                            --------------------------
                  13.2.2.   Disbursement Instructions................................................109
                            -------------------------
                  13.2.3.   Officer's Certificate....................................................109
                            ---------------------
14.   CONDITIONS TO ALL BORROWINGS...................................................................109
      ----------------------------
         14.1.   Representations True; No Event of Default...........................................109
                 -----------------------------------------
         14.2.   No Legal Impediment.................................................................109
                 -------------------
         14.3.   Governmental Regulation.............................................................109
                 -----------------------
         14.4.   Proceedings and Documents...........................................................110
                 -------------------------
         14.5.   Borrowing Base Report...............................................................110
                 ---------------------
15.   EVENTS OF DEFAULT; ACCELERATION; ETC...........................................................110
      ------------------------------------
         15.1.   Events of Default and Acceleration..................................................110
                 ----------------------------------
         15.2.   Termination of Commitments..........................................................114
                 --------------------------
         15.3.   Remedies............................................................................114
                 --------
         15.4.   Distribution of Collateral Proceeds.................................................115
                 -----------------------------------
16.   SETOFF.........................................................................................116
      ------
17.   THE AGENTS.....................................................................................116
      ----------
         17.1.   Authorization.......................................................................116
                 -------------
         17.2.   Employees and Agents................................................................117
                 --------------------
         17.3.   No Liability........................................................................117
                 ------------
         17.4.   No Representations..................................................................118
                 ------------------
                  17.4.1.   General..................................................................118
                            -------
                  17.4.2.   Closing Documentation, etc...............................................118
                            --------------------------
         17.5.   Payments............................................................................118
                 --------
                  17.5.1.   Payments to Administrative Agent.........................................118
                            --------------------------------
                  17.5.2.   Distribution by Administrative Agent.....................................119
                            ------------------------------------
                  17.5.3.   Delinquent Banks.........................................................119
                            ----------------
         17.6.   Holders of Notes....................................................................119
                 ----------------
         17.7.   Indemnity...........................................................................119
                 ---------

         17.8.   Agents as Banks.....................................................................120
                 ---------------
         17.9.   Resignation.........................................................................120
                 -----------
         17.10.   Notification of Defaults and Events of Default.....................................120
                  ----------------------------------------------
         17.11.   Duties in the Case of Enforcement..................................................120
                  ---------------------------------
18.   EXPENSES AND INDEMNIFICATION...................................................................121
      ----------------------------
         18.1.   Expenses............................................................................121
                 --------
         18.2.   Indemnification.....................................................................122
                 ---------------
         18.3.   Survival............................................................................122
                 --------
19.   TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION..................................................122
      ---------------------------------------------
         19.1.   Sharing of Information with Section 20 Subsidiary...................................122
                 -------------------------------------------------
         19.2.   Confidentiality.....................................................................123
                 ---------------
         19.3.   Prior Notification..................................................................123
                 ------------------
         19.4.   Other...............................................................................123
                 -----
20.   SURVIVAL OF COVENANTS, ETC.....................................................................124
      --------------------------
21.   ASSIGNMENT AND PARTICIPATION...................................................................124
      ----------------------------
         21.1.   Conditions to Assignment by Banks...................................................124
                 ---------------------------------
         21.2.   Certain Representations and Warranties; Limitations; Covenants......................125
                 --------------------------------------------------------------
         21.3.   Register............................................................................126
                 --------
         21.4.   New Notes...........................................................................126
                 ---------
         21.5.   Participations......................................................................127
                 --------------
         21.6.   Disclosure..........................................................................127
                 ----------
         21.7.   Assignee or Participant Affiliated with the Borrower................................127
                 ----------------------------------------------------
         21.8.   Miscellaneous Assignment Provisions.................................................128
                 -----------------------------------
         21.9.   Assignment by Borrower..............................................................129
                 ----------------------
22.   NOTICES, ETC...................................................................................129
      ------------
23.   GOVERNING LAW..................................................................................130
      -------------
24.   HEADINGS.......................................................................................131
      --------
25.   COUNTERPARTS...................................................................................131
      ------------
26.   ENTIRE AGREEMENT, ETC..........................................................................131
      ---------------------
27.   WAIVER OF JURY TRIAL...........................................................................131
      --------------------
28.   CONSENTS, AMENDMENTS, WAIVERS, ETC.............................................................131
      ----------------------------------
29.   SEVERABILITY...................................................................................132
      ------------

                          EXHIBITS

       Exhibit A             Form of Borrowing Base Report
       Exhibit B             Revolving Credit Note
       Exhibit C             Form of Loan Request
       Exhibit D-1           Form of Term A Note
       Exhibit D-2           Form of Term B Note
       Exhibit E             Form of Compliance Certificate
       Exhibit F             Form of Assignment and Acceptance
       Exhibit G             Form of Intercompany Promissory Note
       Exhibit H             Form of Joinder
       Exhibit I             Form of Officer's Certificate for Second Closing


                         SCHEDULES

       Schedule 1            Banks & Commitments
       Schedule 1.3          Recapitalization Documents
       Schedule 9.3          Title to Properties
       Schedule 9.7          Litigation
       Schedule 9.15         Certain Transactions
       Schedule 9.16.1       Employee Benefit Plans; In General
       Schedule 9.18         Environmental Compliance
       Schedule 9.19         Subsidiaries
       Schedule 9.20         Bank Accounts
       Schedule 9.26         Insurance
       Schedule 10.2         Chief Executive Offices
       Schedule 11.1         Existing Indebtedness
       Schedule 11.2         Existing Liens
       Schedule 11.3         Existing Investments

                                REVOLVING CREDIT
                             AND TERM LOAN AGREEMENT

       This REVOLVING CREDIT AND TERM LOAN AGREEMENT is made as of August 11, 2000, by and among (a) BELL SPORTS, INC. (the "Borrower"), a California corporation having its principal place of business at 6350 San Ignacio Avenue, San Jose, California, (b) BELL SPORTS CORP. (the "Parent"), a Delaware corporation having its principal place of business at 6350 San Ignacio Avenue, San Jose, California, (c) FLEET NATIONAL BANK, FIRST UNION NATIONAL BANK and the other lending institutions listed on Schedule 1 (collectively, the "Banks"), (d) FIRST UNION NATIONAL BANK, as syndication agent for the Banks (the "Syndication Agent"), (e) GENERAL ELECTRIC CAPITAL CORPORATION, as documentation agent for the Banks (the "Documentation Agent") and (f) FLEET NATIONAL BANK, as administrative agent for the Banks (the "Administrative Agent", and together with the Syndication Agent, the "Agents").

              1. DEFINITIONS AND RULES OF INTERPRETATION.

       1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Credit Agreement referred to below:

       Accounts Receivable. All rights of the Borrower or any of the Subsidiary Guarantors to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrower or any of the Subsidiary Guarantors to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account in accordance with generally accepted accounting principles.

       Acquired Indebtedness. With respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with, into or becomes a Subsidiary of such specified Person, or (ii) Indebtedness assumed in connection with the acquisition of assets from such other Person; provided that such Indebtedness shall not have been (in either case) incurred by such other Person in connection with, or in anticipation or contemplation of, such other Person becoming a Subsidiary of such specified Person or such acquisition, merger or consolidation.

       Adjustment Date. The Business Day immediately following the date on which a Compliance Certificate is delivered by the Borrower pursuant to Section 10.4(d) or in connection with any Permitted Acquisition or Permitted Asset Disposition; provided, however, in the event any Compliance Certificate is not delivered on the date specified for delivery in Section 10.4(d), the Adjustment Date shall be the date which is one (1) Business Day following the date on which such Compliance Certificate was required to be delivered pursuant to Section 10.4(d).

       Administrative Agent's Office. The Administrative Agent's office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Administrative Agent may designate from time to time.

       Administrative Agent. Fleet National Bank, acting as administrative agent for the Banks.

       Administrative Agent's Special Counsel. Bingham Dana LLP or such other counsel as may be approved by the Administrative Agent.

       Advisory Agreement. Collectively, those certain letter agreements by and between (i) Andsonica Acquisition Corp. and Chartwell and (ii) the Borrower and Chartwell, each dated as of June 13, 2000.

       Affiliate. Any Person that would be considered to be an affiliate of any other Person under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Person were issuing securities.

       Agency Account Agreement. See Section 10.14.1.

       Applicable Margin. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Borrower's Leverage Ratio, as determined for the Reference Period ending immediately preceding the applicable Rate Adjustment Period.



-----------------------------------------------------------------------------------------------------
                                                     Eurodollar                          Eurodollar
                                   Prime Rate           Rate           Prime Rate           Rate
  Level      Leverage Ratio         A Loans            A Loans           B Loans           B Loans
  -----      --------------         -------            -------           -------           -------
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
              Greater than
   I            4.00:1.00            1.75%              3.25%             2.25%             3.75%
-----------------------------------------------------------------------------------------------------
           Less than or equal
   II       to 4.00:1:00 but         1.50%              3.00%             2.25%             3.75%
              greater than
                3.50:1.00
-----------------------------------------------------------------------------------------------------
           Less than or equal
   III      to 3.50:1:00 but         1.25%              2.75%             2.25%             3.75%
              greater than
                3.00:1.00
-----------------------------------------------------------------------------------------------------
           Less than or equal
   IV         to 3.00:1.00           1.00%              2.50%             2.25%             3.75%
-----------------------------------------------------------------------------------------------------


       Notwithstanding the foregoing, (a) until the delivery by the Borrower to the Administrative Agent of the Compliance Certificate pursuant to Section 10.4(d) for the period ending December 31, 2000, the Applicable Margin shall be the Applicable Margin set forth above in Level I, and (b) if the Borrower fails to deliver any Compliance Certificate when required by Section 10.4(d) hereof then, for the period commencing on the next

Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the Applicable Margin set forth above in Level I.

       Assignment and Acceptance. See Section 21.1.

       Balance Sheet Date. July 1, 2000.

       Banks. Fleet, First Union and the other lending institutions listed on
Schedule 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to Section 21.

       Bell Canada. Bell Sports Canada, Inc., an Alberta company.

       Bell Racing Investment. The equity interest of the Borrower in Bell Racing Company consisting of 12,748 common shares.

       Borrower. As defined in the preamble hereto.

       Borrowing Base. At the relevant time of reference thereto, an amount determined by the Administrative Agent by reference to the most recent Borrowing Base Report delivered to the Banks and the Administrative Agent pursuant to
Section 10.4(f), as adjusted pursuant to the provisions below, which is equal to the sum of:

              (a) 85% of Eligible Accounts Receivable for which invoices have been issued and are payable (reduced, if Dilution exceeds 5%, by the amount of such excess); plus

              (b) 55% of the net book value (determined on a first-in first-out basis at the lower of cost or market) of Eligible Inventory; plus

              (c) the lesser of (i) $4,000,000, or (ii) 55% of the then Eligible In-Transit Inventory; provided that the amount attributable to Eligible Inventory, added pursuant to clause (b) and this clause (c), shall at no time exceed forty percent (40%) of the total amount of the Borrowing Base; minus

              (d)    Reserves.

       Borrowing Base Report. A Borrowing Base Report signed by the chief financial officer of the Borrower and in substantially the form of Exhibit A hereto.

       Business Day. Any day on which banking institutions in Boston, Massachusetts are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

       Canadian Dollars or CD$. Dollars in lawful currency of Canada.

       CapEx Limit. See Section 12.5.

       Capital Assets. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

       Capital Expenditures. Amounts paid or Indebtedness incurred by the Parent, the Borrower or any of their Subsidiaries in connection with the purchase or lease by the Parent, the Borrower or any of their Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles.

       Capitalized Leases. Leases under which the Parent, the Borrower or any of their Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

       CERCLA. See Section 9.18(a).

       Chartwell. Chartwell Investments II LLC.

       Chartwell Investors. Collectively, Chartwell and its Affiliates.

       Co-arrangers. FleetBoston Robertson Stephens Inc. and First Union Securities, Inc.

       Code. The Internal Revenue Code of 1986.

       Collateral. All of the property, rights and interests of the Parent, the Borrower and each of their Subsidiaries that are or are intended to be subject to the security interests and mortgages created by the Security Documents.

       Commitment Fees. With respect to the Revolving Credit Loans, as set forth in Section 2.2; with respect to the Term Loans, as set forth in Section 4.2.

       Commitment. As to any Bank, such Bank's Revolving Credit Commitment or Term Commitment, as the case may be.

       Commitment Percentage. As to any Bank, such Bank's Revolving Credit Commitment Percentage or Term Commitment Percentage, as the case may be.

       Compliance Certificate. See Section 10.4(d).

       Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of any Person and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

       Consolidated EBITDA For any period with respect to the Borrower, the Consolidated Net Income of the Borrower and its Subsidiaries for such period, plus, without duplication and to the extent deducted from the calculation of Consolidated Net Income for such period, (a) depreciation and amortization and other non-cash charges for such period; provided that cash associated with such non-cash charges shall be deducted from Consolidated EBITDA when actually paid,
(b) income tax expense paid or accrued during such period and (c) Consolidated Total Interest Expense paid or accrued for such period, each determined in accordance with generally accepted accounting principles, (d) amortized debt discount for such period, (e) the amount of any deduction to Consolidated Net Income as the result of any grant to any members of the management of such Person of any capital stock for such period, (f) to the extent required by the Management Agreement or Section 11.4 hereof to be accrued (and not paid in cash) for such period, the accrued amount of the Management Fee, (g) charges related to the premium or penalty paid in connection with redeeming or retiring any Indebtedness prior to its stated maturity to the extent permitted hereunder and reducing Consolidated Net Income, and (h) any charges relating to the Recapitalization.

       Consolidated Excess Cash Flow. With respect to the Borrower and its Subsidiaries and any particular fiscal period, an amount equal to (i) Consolidated Operating Cash Flow for such period, minus (ii) the sum of, without duplication, (A) Consolidated Total Interest Expense for such period, plus (B) any permanent repayments (whether scheduled or otherwise) of principal on any Indebtedness of the Borrower or any of its Subsidiaries paid or due and payable during such period, plus (C) the non-financed cash portion of the purchase price to be paid in connection with Permitted Acquisitions or Permitted Foreign Acquisitions pursuant to a definitive agreement entered into in such period and closed subsequent to the end of such period and prior to the payment date specified in Section 4.5.3, plus (D) the non-financed portion of Rollover Capital Expenditures made subsequent to the end of such period and prior to the payment date specified in Section 4.5.3.

       Consolidated Fixed Charges. With respect to the Borrower and its Subsidiaries, for any period, the sum of all scheduled payments of principal on Indebtedness of the Borrower and its Subsidiaries (including, without limitation, the principal component of Capitalized Lease payments) made or required to be made in such period, plus Consolidated Total Interest Expense of the Borrower and its Subsidiaries for such period.

       Consolidated Net Income (or Deficit). The consolidated net income (or deficit) of any Person and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary nonrecurring items of income and loss, including any charges relating to the Recapitalization and write-offs associated therewith and any non-cash loss incurred in connection with the sale of the Bell Racing Investment.

       Consolidated Operating Cash Flow. With respect to the Borrower and its Subsidiaries, for any period, an amount equal to (i) Consolidated EBITDA for such period, less (ii) the sum of (A) cash payments for all income taxes paid during such period, plus (B) to the extent not already deducted in the determination of Consolidated EBITDA, Capital Expenditures paid in cash during such period to the extent permitted by Section 12.5 (but excluding Net Cash Proceeds reinvested pursuant to Section 4.5.4) and the non-financed portion of the purchase price of Permitted Acquisitions or Permitted Foreign Acquisition paid during such period, plus (C) any management or monitoring fees paid in cash by such Person or its Subsidiaries during such period, all in accordance with generally accepted accounting principles.

       Consolidated Total Funded Indebtedness. With respect to the Parent, the Borrower and their Subsidiaries for any period, the sum of (a) the aggregate amount of Indebtedness of the Parent, the Borrower and their Subsidiaries, on a consolidated basis, for borrowed money (including, without limitation, all Indebtedness of the Parent, the Borrower and their Subsidiaries evidenced by notes or bonds) or the obtaining of credit or in respect of Capitalized Leases or in respect of guaranties described in clause (ix) of the definition of Indebtedness, plus (b) the aggregate maximum drawing amount that the beneficiaries may at any time draw under all outstanding documentary letters of credit in excess of $5,000,000 in the aggregate, plus (c) without duplication, all Indebtedness of the types referred to in (a) and (b) guaranteed by such Person or any of its Subsidiaries, plus (d) the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not more than ninety (90) days overdue or which are being contested in good faith). Notwithstanding the foregoing, the Parent shall only be included in the calculation of Consolidated Total Funded Indebtedness with respect to calculations performed in connection with certificates to be delivered as of the Initial Closing Date and the Second Closing Date. The calculation of Consolidated Total Funded Indebtedness shall be subject to the following qualifications:

              (a) solely for the purposes of calculating the Leverage Ratio for the Compliance Certificate to be delivered pursuant to Section 13.1.13, the outstanding amount of the Revolving Credit Loan for the purposes of determining the amount of Consolidated Total Funded Indebtedness shall deemed to be $20,000,000;

              (b) for calculations made as at October 28, 2000 and as at the end of FQ2, FQ3 and FQ4 of Fiscal Year 2001 and for Fiscal Year 2001 (including any calculation of the Leverage Ratio used to determine the Applicable Margin), the outstanding amount of the Revolving Credit Loan for the purposes of determining the amount of Consolidated Total Funded Indebtedness shall be the sum of the amounts outstanding under the Existing Credit Agreement or the Revolving Credit Loan, as applicable, at the end of each Fiscal Month, beginning with the Fiscal Month beginning on July 1, 2000 and ending on the date of such calculation, divided by the number of Fiscal Months elapsed since July 1, 2000; and

              (c) for all calculations made as at the end of FQ1 of Fiscal Year 2002 and thereafter (including any calculation of the Leverage Ratio used to determine the Applicable Margin), the outstanding amount of the Revolving Credit Loan for the purposes of determining the amount of Consolidated Total Funded Indebtedness shall be the sum of the amounts of the Revolving Credit Loan outstanding at the end of each Fiscal Month for the twelve (12) most recently ended Fiscal Months, divided by twelve
       (12).

       Consolidated Total Interest Expense. Without duplication, for any period, the aggregate amount of interest (excluding any original issue discount, interest paid in kind and amortized debt discount) required to be paid in cash or accrued by the Borrower and its Subsidiaries during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money and after giving effect to adjustments for Hedging Agreements to the extent consistent with generally accepted accounting principles.

       Conversion Request. A notice given by the Borrower to the Administrative Agent of the Borrower's election to convert or continue a Loan in accordance with Section 2.7 or Section 4.7.2.

       Copyright Mortgages. The several Copyright Mortgage and Security Agreements made from time to time by the Parent, the Borrower and each of their Subsidiaries in favor of the Administrative Agent, pursuant to the Security Agreement, and in form and substance satisfactory to the Banks and the Administrative Agent.

       Credit Agreement. This Revolving Credit and Term Loan Agreement, including the Schedules and Exhibits hereto.

       Default. See Section 15.1.

       Delinquent Bank. See Section 17.5.3.

       Dilution. The ratio (expressed as a percentage) of (x) the sum of returns and allowances, cash discounts, bad debt expense and dilution credits minus other debits, divided by (y) gross billings of all Accounts Receivable, as calculated at the end of each Fiscal Month. Dilution, as used in clause (a) of the definition of Borrowing Base shall mean the sum of the ratios (as calculated above) for each of the prior twelve (12) Fiscal Months, divided by twelve (12).

       Disqualified Stock. As to any Person, all outstanding Equity Interests issued by such Person or by any Affiliate of such Person:

              (a) in respect of which such Person is, or upon the lapse of any period of time or occurrence of any event (including consent thereto by any creditor of such Person) might become, obligated to pay dividends or make distributions except dividends and distributions that are to be paid or made solely by issuance of Equity Interests that are issued by the Parent and do not constitute Disqualified Stock; or

              (b) that such Person is, or upon the lapse of any period of time or occurrence of any event (including consent thereto by any creditor of such Person) might become, obligated to redeem, or exchange for cash or Indebtedness or any other form of consideration except:

                     (i) an undertaking to exchange such Equity Interests solely for Equity Interests that are issued by the Parent and do not constitute Disqualified Stock, and

                     (ii) an undertaking by the Parent to redeem or offer to repurchase preferred Equity Interests issued by it if (A) such undertaking is effective only at or after the first anniversary of the Term B Maturity Date (or in the case of any extension thereof or of the Term A Maturity Date or the Revolving Credit Maturity Date, such later date) or in the event of an Initial Public Offering of the Parent, provided that all of the Obligations under this Credit Agreement shall have been satisfied in full in cash on or before the date of such Initial Public Offering; (B) by the terms of such undertaking, the Parent will become obligated to redeem or offer to repurchase such Equity Interests, and such obligation will be enforceable against the Parent, only if such redemption or offer to purchase is expressly permitted at the time under each agreement at any time entered into by the Parent or any Subsidiary of the Parent pursuant to which any senior secured Indebtedness of the Parent or any such Subsidiary is or may become outstanding, and (C) by the terms of such undertaking, if such redemption or offer to purchase is not permitted under any agreement governing any such Indebtedness of the Parent or any of its Subsidiaries ("Restrictive Indebtedness"), then (x) the Parent may or shall use its reasonable efforts to procure the consent of the holders of each issue of Restrictive Indebtedness to such redemption or offer to purchase and, if such consent is not granted within a reasonable time as to any issue of Restrictive Indebtedness, shall use its reasonable efforts to retire and to repay such issue of Restrictive Indebtedness, in full and in cash, from the cash resources of the Parent and its Subsidiaries or from the proceeds of the incurrence of new Indebtedness under the terms of which such consent is granted and (y) until, as to each outstanding issue of Restrictive Indebtedness, such consent is granted by the holders of such issue of Restrictive Indebtedness or such issue of Restrictive Indebtedness is retired and repaid in full and in cash, the obligation of the Parent to redeem or offer to purchase such Equity Interests shall not be enforceable and shall be automatically suspended and deferred, without any limitation as to time (except as otherwise permitted by clause (A) above) and without any other consequence whatsoever, except that the right of the holders of such Equity Interests to seek specific enforcement of the provisions referred to in clause
              (x) herein shall not be suspended or deferred or otherwise abated or impaired.

       Distribution. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock or other equity interests of any Person, other than dividends payable solely in shares of common stock or other equity interests of such Person; the purchase, redemption, or other retirement of any shares of any class of capital stock or other equity interests of any Person by such Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by such Person to its shareholders or other equity holders as such; or any other distribution on or in respect of any shares of any class of capital stock or other equity interests of such Person.

       Documentation Agent. General Electric Capital Corporation, acting as documentation agent for the Banks.

       Dollars or $. Dollars in lawful currency of the United States of America.

       Domestic Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, located within the United States that will be making or maintaining Prime Rate Loans.

       Domestic Subsidiary. Any Subsidiary of the Parent or the Borrower which is not a Foreign Subsidiary.

       Drawdown Date. The date on which any Revolving Credit Loan, the Term Loan A or the Term Loan B is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with Section 2.7 or all or any portion of the Term Loan A or Term Loan B is converted or continued in accordance with Section 4.7.2.

       Eligible Accounts Receivable. The aggregate of the unpaid portions of Accounts Receivable (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable): (i) that the Borrower reasonably and in good faith determines to be collectible; (ii) that are with account debtors or other obligors that (A) are not Affiliates of the Borrower, (B) purchased the goods or services giving rise to the relevant Account Receivable in an arm's length transaction, (C) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and (D) are, in the Administrative Agent's reasonable judgment, creditworthy; (iii) that are in payment of obligations that have been fully performed, do not consist of progress billings or bill and hold invoices and are not subject to dispute or any other similar claims that would reduce the cash amount payable therefor; (iv) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents; (v) in which the Administrative Agent has a valid and perfected first priority security interest; (vi) that are not outstanding for more than ninety (90) days past the due date of the respective invoices therefor; (vii) that are not due from an account debtor or other obligor located in Minnesota unless the Borrower (A) has received a certificate of authority to do business and is in good standing in such state or (B) has filed a notice of business activities report with the appropriate office or agency of such state for the current year; (viii) that are not due from any single account debtor or other obligor if more than thirty percent (30%) of the aggregate amount of all Accounts Receivable owing from such account debtor or other obligor would otherwise not be Eligible Accounts Receivable; (ix) that are payable in Dollars or Canadian Dollars (solely in the case of Bell Canada, and provided that Bell Canada has become a Subsidiary Guarantor); (x) that are not payable from an office outside of the United States or Canada (solely in the case of Bell Canada, and provided that Bell Canada has become a Subsidiary Guarantor); and
(xi) that are not secured by a letter of credit unless the Administrative Agent has a prior, perfected security interest in such letter of credit. General criteria for Eligible Accounts Receivable may be established and revised from time to time by the Administrative Agent; provided that unless an Event of Default shall be continuing, any such revised criteria shall only apply to Accounts Receivable arising after the effective date of notice of such revisions.

       Eligible Assignee. Any of (i) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iv) the central bank of any country which is a member of the OECD; (v) a finance company, insurance company or other financial institution or fund that is engaged in making, purchasing or otherwise investing in loans in the ordinary course of its business and having total assets in excess of $450,000,000; and
(vi) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Administrative Agent, such approval not to be unreasonably withheld.

       Eligible In-Transit Inventory. At any time of determination thereof, the book value, at the lesser of cost or market, of inventory (x) purchased and paid for in cash, or to be purchased and paid for under a Letter of Credit or on credit terms then available to the Borrower or any Subsidiary Guarantor, by such Borrower or Subsidiary Guarantor, (y) not included in Eligible Inventory, and
(z) consisting of readily saleable and merchantable finished goods or raw materials acquired and held in the ordinary course of business and as to which
(i) each of the following requirements is satisfied and (ii) the

Borrower has not been notified by the Administrative Agent that, in the reasonable judgment of the Administrative Agent, any such requirements are not satisfied:

              (a) the Inventory will constitute Eligible Inventory at the time it is delivered into the possession of the Borrower or a Subsidiary Guarantor at a place of business maintained by it within the United States or Canada (solely in the case of Bell Canada, and provided that Bell Canada has become a Subsidiary Guarantor); and

              (b) (A) the inventory has been purchased and paid for in cash, or is to be purchased and paid for under a Letter of Credit or is on credit terms then available to the Borrower or any Subsidiary Guarantor, by such Borrower or Subsidiary Guarantor, (B) if applicable, the beneficiary of such Letter of Credit is entitled to make a drawing thereunder only if it presents to the Administrative Agent documents sufficient (x) to demonstrate shipment of such inventory, free from any right of stoppage in transit, for the delivery to the Borrower or a Subsidiary Guarantor at an Eligible Place of Delivery, (y) to permit the Borrower or such Subsidiary Guarantor to take possession of such Inventory without further pre-condition, and (z) to transfer title to such inventory to the Borrower or a Subsidiary Guarantor upon honor of such Letter of Credit; and (C) if applicable, not more than twenty (20) days have passed since the date of honor of such Letter of Credit; and

              (c) as to which the Administrative Agent, for the benefit of the Banks and the Agents, is an additional but primary loss payee under all insurance policies covering any casualty with respect thereto.

       Eligible Inventory. With respect to the Borrower or any of the Subsidiary Guarantors, finished goods, work in progress and raw materials and component parts inventory owned by the Borrower or such Subsidiary Guarantor; provided that Eligible Inventory shall not include any inventory (without duplication)
(i) held on consignment, or not otherwise owned by the Borrower or such Subsidiary Guarantor, or of a type no longer sold by the Borrower or such Subsidiary Guarantor, (ii) which has been returned by a customer (other than returned inventory that may be resold as new) or is damaged or subject to any legal encumbrance other than Permitted Liens, (iii) which is not in the possession of the Borrower or such Subsidiary Guarantor (other than Eligible In-Transit Inventory) unless the Administrative Agent has received a waiver from the party in possession of such inventory in form and substance satisfactory to the Administrative Agent, (iv) which is held by the Borrower or such Subsidiary Guarantor on property leased by the Borrower or a Subsidiary Guarantor, unless the Administrative Agent has received a waiver from the lessor of such leased property and, if any, sublessor thereof in form and substance satisfactory to the Administrative Agent (except for inventory having an aggregate net book value of less than $2,000,000, which is stored in the same jurisdiction as one of the locations listed on the Perfection Certificates), (v) as to which appropriate Uniform Commercial Code financing statements or such filings required to create first priority perfected security interest under United States and Canadian (solely in the case of Bell Canada, and provided that Bell Canada has become a Subsidiary Guarantor) law, in each case showing the Borrower or such Subsidiary Guarantor as debtor and the Administrative Agent as secured party have not been filed in the proper filing office or offices in order to perfect the Administrative Agent's security interest therein, (vi) which has been shipped to a customer of the Borrower or such Subsidiary Guarantor regardless of whether such shipment is on a consignment basis, (vii) which is not located within the United States of America or Canada (solely in the case of Bell Canada, and provided that Bell Canada has become a Subsidiary Guarantor), or (viii) which the Administrative Agent reasonably deems to be obsolete or not marketable. General criteria for Eligible Inventory may be established and revised from time to time by the Administrative Agent.

       Eligible Place of Delivery. Any place of business of the Borrower or a Subsidiary Guarantor within the United States (or Canada, to the extent that Bell Canada has become a Subsidiary Guarantor) located in a jurisdiction in which financing statements (or other filings) in favor of the Administrative Agent covering the Collateral and proceeds thereof have been filed in each required filing office and remain effective against the Borrower and each Subsidiary Guarantor.

       Employee Benefit Plan. Any employee benefit plan within the meaning of
Section 3(2) of ERISA maintained or contributed to by the Parent or the Borrower other than a Guaranteed Pension Plan or a Multiemployer Plan.

       Environmental Laws. See Section 9.18(a).

       EPA. See Section 9.18(b).

       Equity Interest. With respect to any Person, any capital stock of such Person or membership interests, partnership interests (whether general or limited) or other equity interests in such Person, regardless of type, class, preference or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto, outstanding from time to time.

       ERISA. The Employee Retirement Income Security Act of 1974.

       ERISA Affiliate. Any Person which is treated as a single employer with the Parent or the Borrower under Section 414 of the Code.

       ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder.

       Eurocurrency Reserve Rate. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any member bank of the Federal Reserve System subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency

Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

       Eurodollar Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith.

       Eurodollar Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, that shall be making or maintaining Eurodollar Rate Loans.

       Eurodollar Rate. For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest equal to (i) the arithmetic average of the rates per annum for each Reference Bank (rounded upwards to the nearest 1/16 of one percent) of the rate at which such Reference Bank's Eurodollar Lending Office is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted at or about 10:00 a.m., Boston time, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of such Reference Bank to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable (expressed as a decimal fraction).

       Eurodollar Rate A Loans. Revolving Credit Loans and all or any portion of the Term A Loan bearing interest calculated by reference to the Eurodollar Rate.

       Eurodollar Rate B Loans. All or any portion of the Term B Loan bearing interest calculated by reference to the Eurodollar Rate.

       Eurodollar Rate Loans. Revolving Credit Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Eurodollar Rate.

       Event of Default. See Section 15.1.

       Existing Credit Agreement. See Section 13.1.20.

       Fee Letter. That certain Fee Letter by and among the Agents, the Co-arrangers, and Chartwell, dated as of May 26, 2000.

       First Union. First Union National Bank, a national banking association, in its individual capacity.

       Fiscal Month. Any one of the three approximately thirty (30) day periods into which each Fiscal Quarter is divided.

       Fiscal Quarter. See Section 9.4.1.

       Fiscal Year. The fiscal year of each of the Parent, the Borrower and each of their Subsidiaries as provided in Section 9.4.1 hereof.

       Fleet. Fleet National Bank, a national banking association, in its individual capacity.

       Fleet Concentration Account. See Section 10.14.1.

       Foreign Bank Accounts. Those foreign bank accounts listed from time to time on Schedule 9.20.

       Foreign Subsidiaries. Any Subsidiary (direct or indirect, existing on the date hereof or acquired or formed hereafter in accordance with the provisions hereof) of the Parent or the Borrower that conducts substantially all of its business in countries other than the United States of America and that is organized under the laws of a jurisdiction other than the United States of America and the states (or the District of Columbia) thereof.

       FQ1, FQ2, FQ3, FQ4. The first, second, third and fourth Fiscal Quarter, respectively, of a specified Fiscal Year.

       generally accepted accounting principles. (i) When used in Section 12, whether directly or indirectly through reference to a capitalized term used therein, means (A) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the Fiscal Year ended on the Balance Sheet Date, and
(B) to the extent consistent with such principles, the accounting practice of any Person reflected in its financial statements for the year ended on the Balance Sheet Date, and (ii) when used in general, other than as provided above, means principles that are (A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (B) consistently applied with past financial statements of such Person adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

       Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Parent, the Borrower or (for purposes of Section 15.1 only) any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

       Guaranties. Collectively, (a) the Subsidiary Guaranty; (b) the Parent Guaranty; and (c) the guaranties dated as of the date required by Section 10.17 from each Person required to become a Guarantor pursuant to Section 10.17 in favor of the Administrative Agent and the Banks; in each case of the payment and performance of the Obligations and in form and substance satisfactory to the Administrative Agent and the Banks.

       Guarantors. Collectively, the Parent and each Subsidiary Guarantor.

       Hazardous Substances. See Section 9.18(b).

       Hedging Agreements. Any swap, cap, collar, floor, option or other hedging agreement in respect of interest rates, currency exchange rates and commodities between the Borrower and any of the Banks or their Affiliates.

       Holdings. Bell Sports Holdings, L.L.C., a Delaware limited liability company and the parent company of the Parent.

       Indebtedness. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

              (i)    every obligation of such Person for money borrowed,

              (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

              (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

              (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not more than ninety (90) days overdue or which are being contested in good faith),

              (v)    every obligation of such Person under any Capitalized
       Lease,

              (vi) any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection with any sales by such Person, unless such sales are on a non-recourse basis (as to collectibility), of (A) accounts or general intangibles for money due or to become due, (B) chattel paper, instruments or documents creating or evidencing a right to payment of money or (C) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement,

              (vii)  any Disqualified Stock,

              (viii) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),

              (ix) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

              (x) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses (i) through (ix) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (B) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (C) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

       The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (v) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, but such Indebtedness shall be deemed to be incurred only at the date of original issuance for purposes of any debt incurrence test, (w) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (x) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrower or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (y) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, and
(z) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof.

       Ineligible Securities. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

       Initial Closing Date. The first date on which the conditions set forth in
Section 13.1 have been satisfied and any Revolving Credit Loans are to be made or any initial Letter of Credit is to be issued hereunder.

       Initial Public Offering. The initial underwritten public offering of the common stock of a Person registered under the Securities Act of 1933.

       Insignificant Subsidiaries. Collectively, Bell Sports International Limited (Jersey), Bell Sports Australia Pty. Limited (Australia), Bell Sports Europe, SAS (France) and Giro Ireland Limited (Ireland).

       Intercompany Subordination Agreement. The Intercompany Subordination Agreement by and among the Parent, the Borrower, their respective Subsidiaries and the Administrative Agent, dated as of the date hereof and in form and substance satisfactory to the Banks and the Administrative Agent.

       Interest Payment Date. (i) As to any Prime Rate Loan, the last day of the calendar quarter with respect to interest accrued during such calendar quarter, including, without limitation, the calendar quarter which includes the Drawdown Date of such Prime Rate Loan; and (ii) as to any Eurodollar Rate Loan in respect of which the Interest Period is (A) 3 months or less, the last day of such Interest Period and (B) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

       Interest Period. With respect to each Loan, (i) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request or as otherwise required by the terms of this Credit Agreement (A) for any Prime Rate Loan, the last day of the calendar quarter; and (B) for any Eurodollar Rate Loan, 1, 2, 3 or 6 months; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

              (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

              (b) if any Interest Period with respect to a Prime Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

              (c)    if the Borrower shall fail to give notice as provided in
       Section 2.7, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Prime Rate Loan and the continuance of all Prime Rate Loans as Prime Rate Loans on the last day of the then current Interest Period with respect thereto;

              (d) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

              (e) any Interest Period that would otherwise extend beyond the Revolving Credit Loan Maturity Date (if a Revolving Credit Loan), the Term A Maturity Date (if the Term A Loan) or the Term B Maturity Date (if the Term B Loan) shall end on the Revolving Credit Loan Maturity Date, the Term A Maturity Date or the Term B Maturity Date, respectively.

       International Standby Practices. With respect to any standby Letter of Credit, International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Administrative Agent in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

       Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iii) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

       Joinder. The Joinder Agreement in substantially the form attached hereto as Exhibit I.

       Letter of Credit. See Section 5.1.1.

       Letter of Credit Application. See Section 5.1.1.

       Letter of Credit Fee. See Section 5.6.

       Letter of Credit Participation. See Section 5.1.4.

       Leverage Ratio. As at any date of determination, the ratio of (a) Consolidated Total Funded Indebtedness outstanding on such date to (b) Consolidated EBITDA for the Reference Period ending on such date.

       Loan Documents. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the Subordination Documents and the Security Documents.

       Loan Request. See Section 2.6.

       Loans. The Revolving Credit Loans and the Term Loans.

       Local Account. See Section 10.14.1.

       Majority Banks. As of any date, one or more Banks holding at least fifty-one percent (51%) of the sum of (a) the outstanding principal amount of the Term Loans (or if such date is prior to the Term Loan Commitment Termination Date and the Term Loans have not been funded, the aggregate amount of the Term Commitments) plus (b) the amount of the Total Revolving Credit Commitments (or if the Revolving Credit Commitments have been terminated, then the outstanding principal of the Revolving Credit Loans plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations) provided that if no principal amount of any Loan is outstanding, "Majority Banks" shall mean one or more Banks whose aggregate Commitments constitutes at least fifty-one percent (51%) of the Total Commitment.

       Management Agreement. The Management Consulting Agreement by and between the Borrower and Chartwell dated as of August 11, 2000.

       Management Fee. The Management Fee as defined in the Management
Agreement.

       Material Adverse Effect. A material adverse effect on (a) the business, properties, prospects, condition (financial or otherwise), assets, operations and income of the Parent, the Borrower and their respective Subsidiaries taken as a whole, (b) the ability of the Parent, the Borrower and their respective Subsidiaries individually and taken as a whole to perform any of their respective material Obligations under any of the Loan Documents, or (c) the validity, binding effect, or enforceability of any of the material provisions of any of the Loan Documents.

       Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

       Maximum Mezzanine Loan Commitment. $50,000,000.

       Maximum Term A Commitment. $60,000,000; or if such commitment is terminated pursuant to the provisions hereof, zero.

       Maximum Term B Commitment. $50,000,000; or if such commitment is terminated pursuant to the provisions hereof, zero.

       Merger. The Merger of Andsonica Acquisition Corp. with and into the
Parent.

       Merger Agreement. Agreement and Plan of Merger by and between Holdings and Andsonica Acquisition Corp. and the Parent dated as of June 13, 2000.

       Mezzanine Capital. The loan or other capital investments to be made by the Mezzanine Lenders on an unsecured basis to the Borrower on the Second Closing Date, in an aggregate principal amount of up to $50,000,000.

       Mezzanine Capital Agreement. The Investment Agreement by and among the Borrower, the Parent and the Mezzanine Lenders dated as of the date hereof.

       Mezzanine Documents. The Mezzanine Capital Agreement and the other documentation entered into in connection with the Mezzanine Capital.

       Mezzanine Lenders. First Union Investors, Inc., GarMark Partners, L.P., LLC and Fleet Corporate Finance, Inc. and their respective successors and assigns.

       Mortgaged Property. Any Real Estate which is subject to any Mortgage.

       Mortgages. The Mortgage dated as of the date hereof from the Borrower to the Administrative Agent with respect to the fee interests of the Borrower in the Real Estate located in York, Pennsylvania and any mortgage or deed of trust granted by the Parent, the Borrower or any of their Subsidiaries after the Initial Closing Date in accordance with Section 10.13.

       Multiemployer Plan. Any multiemployer plan within the meaning of Section 3(37) of ERISA maintained or contributed to by the Parent, the Borrower or (for purposes of Section 15.1 only) any ERISA Affiliate.

       Net Cash Proceeds. The net cash proceeds received by any Person in respect of any asset sale, equity issuance or debt issuance less (i) all reasonable out-of-pocket fees, commissions and other expenses incurred in connection with such sale or issuance, including the amount (estimated in good faith by such Person) of income, franchise, sales and other applicable taxes required to be paid by such Person in connection with such sale or issuance,
(ii) repayment of Indebtedness that is required to be repaid in connection with such asset sale to the extent permitted under this Credit Agreement; (iii) required amounts to be provided by the Parent, the Borrower or any Subsidiary, as the case may be, as a reserve, in accordance with generally accepted accounting principles, against any liabilities associated with such asset sale including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with any such asset sale and consented to by the Banks or otherwise permitted hereunder.

       New Lending Office. See Section 6.3.4.

       Non-U.S. Lender. See Section 6.3.3.

       Notes. The Term Notes and the Revolving Credit Notes.

       Obligations. All indebtedness, obligations and liabilities of any of the Parent, the Borrower and each of their Subsidiaries to any of the Banks and the Administrative Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit Application, Letter of Credit, any interest rate protection arrangements with any Bank (including, without limitation, the Hedging Agreements and, in such case, including amounts owed thereunder to Affiliates of Banks), any funds transfers, including any obligations under automatic clearing house arrangements, any foreign exchange contract, or any other instruments at any time evidencing any thereof.

       Offer Period. The period commencing on the date on which the 11% Offer is delivered to the holders of the 11% Notes and ending on the twentieth Business Day thereafter (which in any event shall be no later than October 31, 2000), during which the 11% Offer shall remain outstanding.

       Operating Account. See Section 2.6.2.

       Outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination.

       Parent. As defined in the preamble hereto.

       Parent Guaranty. The Guaranty by the Parent in favor of the Administrative Agent and the Banks made pursuant to Section 7.

       Patent Assignments. The several Patent Assignments dated as of the date hereof made by the Parent, the Borrower and each of their Subsidiaries in favor of the Administrative Agent and in form and substance satisfactory to the Banks and the Administrative Agent.

       PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

       Perfection Certificates. The Perfection Certificates as defined in the Security Agreement.

       Permitted Acquisition(s). Any acquisition by the Borrower, or any of its Domestic Subsidiaries of a material portion of the assets, a division or a line of business, or all of the capital stock, of a U.S. Person (other than a Permitted Foreign Acquisition), provided (a) such assets or capital stock are in a substantially similar line of business to that of the Borrower; (b) no Default or Event of Default exists prior to or would result after giving effect to such acquisition; (c) the Administrative Agent is granted, to the extent required by
Section 8, a valid first priority perfected security interest in the assets or capital stock so acquired, pursuant to the Security Documents (subject to any Permitted Liens); (d) the seller of such assets or capital stock is not an Affiliate of the Parent or any of its Subsidiaries; (e) the terms of such acquisition are on an arms length basis; (f) Section 10.16, Section 10.17 and
Section 10.18 are complied with at the time of consummation of such acquisition (or concurrently therewith); (g) the Borrower has demonstrated to the reasonable satisfaction of the Administrative Agent, set forth in a pro forma Compliance Certificate, compliance with Section 12 on a Pro Forma Basis immediately prior to and after giving effect to any such acquisition the calculation of which shall be based upon the financial statements delivered pursuant to Section 10.4(c) for the month immediately preceding such acquisition; (h) the board of directors and (if required by applicable law) the shareholders, or the equivalent thereof, of the business to be acquired has approved such acquisition in the event such Permitted Acquisition would result in a change of control of the acquired Person and such Permitted Acquisition is not considered "hostile";
(i) the business to be acquired would not subject any Bank or Agent to any additional regulatory or third party approvals in connection with the exercise of its rights and remedies under this Credit Agreement or any other Loan Document; (j) no contingent liabilities will be incurred or assumed in connection with such Permitted Acquisition which could reasonably be expected to have a Material Adverse Effect and any Indebtedness incurred or assumed in connection with such Permitted Acquisition shall have been permitted to be incurred or assumed pursuant to Section 11.1; (k) the aggregate amount of the consideration (including the value of any assumed Indebtedness) for all Permitted Acquisitions (or series of related acquisitions) shall not exceed $10,000,000 in any Fiscal Year; (l) if such acquisition is made by a merger with the Borrower, the Borrower shall be the surviving entity; and (m) the Borrower shall have delivered to the Administrative Agent a certificate demonstrating to the reasonable satisfaction of the Administrative Agent that the Person or the assets to be acquired in such acquisition shall have a positive Consolidated EBITDA (calculated, on a Pro-Forma Basis, for the acquired Person and its Subsidiaries or assets in the same fashion as Consolidated EBITDA is calculated for the Borrower and its Subsidiaries under this Credit Agreement, mutatis mutandis) for the period of twelve (12) consecutive calendar months prior to such acquisition and the Administrative Agent shall have received hazardous waste site assessments from environmental engineers and in form and substance satisfactory to the Administrative Agent, covering all Real Estate to be acquired in connection with such Permitted Acquisition.

       Permitted Asset Dispositions. Any disposition, exclusive of any disposition otherwise permitted pursuant to Section 11.5.2, by the Parent, the Borrower or any of their Subsidiaries of assets, a division or a line of business, at least 75% of the purchase price of which shall be for cash, provided (a) that the fair market value of such assets does not exceed $2,500,000 in the aggregate in any Fiscal Year or $7,500,000 in the aggregate over the term of this Credit Agreement; (b) no Default or Event of Default exists prior to or would result after giving effect to such disposition and such disposition is in compliance with the provisions of Section 4.5.4; (c) the terms of such disposition are on an arms-length basis; (d) if the disposition involves consideration in excess of $2,500,000, the Borrower has demonstrated to the reasonable satisfaction of the Administrative Agent, set forth in a pro forma Compliance Certificate, compliance with Section 12 on a Pro Forma Basis immediately prior to and after giving effect to any such disposition, the calculation of which shall be based upon the financial statements delivered pursuant to Section 10.4(c) for the quarter immediately preceding such disposition; and (e) no contingent liabilities will be incurred or assumed in connection with such Permitted Asset Disposition which could reasonably be expected to have a Material Adverse Effect.

       Permitted Foreign Acquisition(s). Any acquisition by the Borrower, or any of its Domestic Subsidiaries of a material portion of the assets, a division or a line of business, or more than ninety percent (90%) of the capital stock (by percentage of votes), of a non-U.S. Person, provided (a) such assets or capital stock are in a substantially similar line of business to that of the Borrower;
(b) no Default or Event of Default exists prior to or would result after giving effect to such acquisition; (c) the Administrative Agent is granted, to the extent required by Section 8, a valid first priority perfected security interest in the capital stock so acquired, pursuant to the Security Documents (subject to any Permitted Liens); (d) the seller of such assets or capital stock is not an Affiliate of the Parent or any of its Subsidiaries; (e) the terms of such acquisition are on an arms length basis; (f) Section 10.16, Section 10.17 and
Section 10.18 are complied with at the time of consummation of such acquisition (or concurrently therewith); (g) the Borrower has demonstrated to the reasonable satisfaction of the Administrative Agent, set forth in a pro forma Compliance Certificate, compliance with Section 12 on a Pro Forma Basis immediately prior to and after giving effect to any such acquisition the calculation of which shall be based upon the financial statements delivered pursuant to Section 10.4(c) for the month immediately preceding such acquisition; (h) the board of directors and (if required by applicable law) the shareholders, or the equivalent thereof, of the business to be acquired has approved such acquisition in the event such Permitted Foreign Acquisition would result in a change of control of the acquired Person and such Permitted Foreign Acquisition is not considered "hostile"; (i) the business to be acquired would not subject any Bank or Agent to any additional regulatory or third party approvals (other than technical notices in connection with a foreclosure and transfer of such acquired entity) in connection with the exercise of its rights and remedies under this Credit Agreement or any other Loan Document; (j) no contingent liabilities will be incurred or assumed in connection with such Permitted Foreign Acquisition which could reasonably be expected to have a Material Adverse Effect and any Indebtedness incurred or assumed in connection with such Permitted Foreign Acquisition shall have been permitted to be incurred or assumed pursuant to
Section 11.1; (k) the aggregate amount of the consideration (including the value of any assumed Indebtedness) for all Permitted Foreign Acquisitions (or series of related acquisitions) shall not exceed $5,000,000 in any Fiscal Year; (l) if such acquisition is made by a merger with the Borrower or a Domestic Subsidiary of the Borrower, the Borrower or the applicable Domestic Subsidiary, as the case may be, shall be the surviving entity; and (m) the Borrower shall have delivered to the Administrative Agent a certificate demonstrating to the reasonable satisfaction of the Administrative Agent that the Person or the assets to be acquired in such acquisition shall have a positive Consolidated EBITDA (calculated, on a Pro-Forma Basis, for the acquired Person and its Subsidiaries or assets in the same fashion as Consolidated EBITDA is calculated for the Borrower and its Subsidiaries under this Credit Agreement, mutatis mutandis) for the period of twelve (12) consecutive calendar months prior to such acquisition and the Administrative Agent shall have received hazardous waste site assessments from environmental engineers and in form and substance satisfactory to the Administrative Agent, covering all Real Estate to be acquired in connection with such Permitted Acquisition.

       Permitted Liens. Liens, security interests and other encumbrances permitted by Section 11.2.

       Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

       Prime Rate. The higher of (i) the variable annual rate of interest so designated from time to time by Fleet as its "prime rate," such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer and (ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent. Changes in the Prime Rate resulting from any changes in Fleet's "prime rate" shall take place immediately without notice or demand of any kind.

       Prime Rate A Loans. Revolving Credit Loans and all or any part of the Term A Loan bearing interest calculated by reference to the Prime Rate.

       Prime Rate B Loans. All or any part of the Term B Loan bearing interest calculated by reference to the Prime Rate.

       Prime Rate Loans. Revolving Credit Loans and all or any portion of the Term Loans bearing interest calculated by reference to the Prime Rate.

       Pro Forma Basis. In connection with any proposed Permitted Acquisition, Permitted Foreign Acquisition or Permitted Asset Disposition after the Closing Date, the calculation of compliance with the financial covenants set forth in
Section 12 hereof as required by the terms of the definition of Permitted Acquisition, Permitted Foreign Acquisition or Permitted Asset Disposition by the Borrower and each of its Subsidiaries (including the Person to be acquired) with reference to the audited historical financial results of such Person and the Borrower and each of its Subsidiaries for the applicable Test Period after giving effect on a pro forma basis to such Permitted Acquisition, Permitted Foreign Acquisition or Permitted Asset Disposition during the Test Period in the manner described in (a), (b) and (c) below; and, following a Permitted Acquisition, Permitted Foreign Acquisition or Permitted Asset Disposition, the calculation of compliance with the financial covenants set forth in Section 12 for the fiscal quarter in which such Permitted Acquisition, Permitted Foreign Acquisition or Permitted Asset Disposition occurred and each of the three fiscal quarters immediately following such Permitted Acquisition, Permitted Foreign Acquisition or Permitted Asset Disposition with reference to the audited historical financial results of the Person so acquired and the Borrower and its Subsidiaries for the applicable Test Period after giving effect on a pro forma basis to such Permitted Acquisition, Permitted Foreign Acquisition or Permitted Asset Disposition during the Test Period in the manner described in (a), (b) and
(c) below, provided, however, that, in each case, in the event that no historical financial results are available with respect to the Person or assets to be acquired, such calculations shall be made with reference to reasonable estimates of such past performance made by the Borrower based on existing data and other available information, such estimates to be agreed upon by the Borrower and the Administrative Agent:

                     (a) (i) all Indebtedness (whether under this Credit Agreement or otherwise) and any other balance sheet adjustments incurred or made in connection with the Permitted Acquisition, Permitted Foreign Acquisition or Permitted Asset Disposition shall be deemed to have been incurred or made on the first day of the Test Period, (ii) all Indebtedness of the Person acquired or to be acquired in any such Permitted Acquisition or Permitted Foreign Acquisition which was or will have been repaid in connection with the consummation of the Permitted Acquisition or Permitted Foreign Acquisition shall be deemed to have been repaid concurrently with the incurrence of the Indebtedness incurred in connection with the Permitted Acquisition or Permitted Foreign Acquisition, and (iii) and any Indebtedness which was repaid in connection with a Permitted Asset Disposition, shall be deemed to have been repaid on the first day of the Test Period;

                     (b) all Indebtedness assumed to have been incurred pursuant to the preceding clause (a) shall be deemed to have borne interest at the sum of (i) the arithmetic mean of (x) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one month in effect on the first day of the Test Period and (y) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one month in effect on the last day of the Test Period plus (ii) the Applicable

       Margin then in effect (after giving effect to the Permitted Acquisition, Permitted Foreign Acquisition or Permitted Asset Disposition on a Pro Forma Basis); and

                     (c) other reasonable cost savings, expenses and other income statement or operating statement adjustments which are attributable to the change in ownership and/or management resulting from such Permitted Acquisition, Permitted Foreign Acquisition or Permitted Asset Disposition as may be approved by the Administrative Agent in writing (which approval shall not be unreasonably withheld) shall be deemed to have been realized on the first day of the Test Period.

       Rate Adjustment Period. See the definition of Applicable Margin.

       RCRA. See Section 9.18(a).

       Real Estate. All real property at any time of determination owned or leased (as lessee or sublessee) by the Parent or any of its Subsidiaries.

       Recapitalization. The Merger, the recapitalization of the Parent and the other related transactions in accordance with the terms and conditions of the Recapitalization Documents, pursuant to which the Chartwell Investors will acquire 94% of the stock of the Parent, refinance the Parent's and the Borrower's existing senior credit facility and pay associated fees and expenses.

       Recapitalization Documents. Those documents executed by the Parent, the Borrower and certain other Persons, in connection with the Recapitalization, including (i) the Merger Agreement, (ii) the Securities Agreement, among the Parent, Andsonica Acquisition Corp., Holdings and the Security Holders listed therein, dated as of June 13, 2000, (iii) the Noncompetition and Nonsolicitation Agreement among Brentwood Private Equity L.L.C., Charlesbank Capital Partners L.L.C., Holdings and the Parent, dated as of June 13, 2000, (iv) the 18% Senior Merger Debentures, and (v) the other documents listed on Schedule 1.3 hereto.

       Record. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

       Reference Bank. Fleet.

       Reference Period. A period of four (4) full consecutive Fiscal Quarters, calculated on a trailing 12 months basis, of a Person ending on the relevant date, provided, that:

              (a) solely for purposes of determining Consolidated Fixed Charges at the end of each Fiscal Quarter after July 1, 2000 through the Fiscal Quarter ended June 30, 2001, the Reference Period for Consolidated Fixed Charges and Consolidated Total Interest Expense only (and not as a component of the computation of figures for Consolidated EBITDA, Consolidated Excess Cash

       Flow, or Consolidated Operating Cash Flow) shall be such shorter period of four (4), seven (7) or ten (10) full Fiscal Months elapsed since August 26, 2000, with the relevant amount applicable to such shorter period annualized for the period of four (4) consecutive Fiscal Quarters for which the applicable covenant or test calculation is being performed by multiplying such relevant amount by a fraction whose numerator is twelve (12) and whose denominator is such actual number of elapsed full Fiscal Months; and

              (b) for the purposes of the Leverage Ratio and the Senior Leverage Ratio tested on October 28, 2000, Reference Period shall mean with respect to Consolidated EBITDA, the prior twelve (12) Fiscal Month period.

       Register. See Section 21.3.

       Reimbursement Obligation. The Borrower's obligation to reimburse the Administrative Agent and the Banks on account of any drawing under any Letter of Credit as provided in Section 5.2.

       Reserves. As reasonably determined by the Administrative Agent, such amounts as the Administrative Agent may from time to time establish and revise
(a) to reflect events, conditions, contingencies or risks which do or may reasonably be expected to (i) adversely and materially affect either (A) any Collateral, the rights of the Administrative Agent or any of the Banks in any Collateral or its value or (B) the security interest and other rights of the Administrative Agent or any of the Banks in the Collateral (including the enforceability, perfection and priority thereof) or (ii) adversely affect in any material respect the assets (other than any Collateral) or business or financial condition of the Borrower or any of its Subsidiaries or (b) to reflect, among other things, the reasonable belief of the Administrative Agent that any Borrowing Base Report or other collateral report or financial information furnished by or on behalf of the Borrower to the Administrative Agent or any of the Banks is or may have been incomplete, inaccurate or misleading in any material respect, or that the nature or quality of the inventory of the Borrower has deteriorated in any material respect. Reserves may include, but are not limited to: rent, whether for personal or real property and whether or not a lessor's or landlord's waiver, in a form acceptable to the Administrative Agent, has been received by the Administrative Agent from such lessor or landlord; payables based upon past due normal trade terms; taxes and other governmental charges, whether ad valorem, personal or real property or otherwise and whether or not the tax claims therefor not constituting Permitted Liens may have priority over the Administrative Agent's security interest in any of the Collateral; and any customs, duty, freight or other out-of-pocket costs or expenses required or advisable to "land" any Inventory the purchase of which is supported by a Letter of Credit.

       Restricted Payment. In relation to the Parent, the Borrower and each of their Subsidiaries, any (a) Distribution or (b) payment or prepayment by the Parent or its Subsidiaries to the Parent's or any Subsidiary's shareholders (or other equity holders) or to any Affiliate of the Parent or any Subsidiary or any Affiliate of the Parent's or such Subsidiary's shareholders.

       Revolving Credit Commitment. With respect to each Bank, the amount set forth on Schedule 1 attached hereto as the amount of such Bank's commitment to make a portion of the Revolving Credit Loan to and to participate in the issuance, extension and renewal of Letters of Credit for the account of the Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

       Revolving Credit Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 attached hereto as such Bank's percentage of the Revolving Credit Loan.

       Revolving Credit Loan Maturity Date. March 31, 2006.

       Revolving Credit Loans. Revolving credit loans made or to be made by the Banks to the Borrower pursuant to Section 2.

       Revolving Credit Note Record. A Record with respect to a Revolving Credit Note.

       Revolving Credit Notes. See Section 2.4.

       Rollover Capital Expenditure. See Section 12.5.

       SARA. See Section 9.18(a).

       Section 20 Subsidiary. A Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

       Second Closing. The closing and funding of the Term Loans and a portion of the Revolving Credit Loans, if applicable, upon the Second Closing Date.

       Second Closing Date. The first date on which the conditions set forth in
Section 13.2 have been satisfied with respect to the Second Closing, and the Term Loans are to be made, which date shall not in any event be later than October 31, 2000.

       Security Agreement. The Security Agreement dated as of the date hereof among the Parent, the Borrower and each of their Subsidiaries and the Administrative Agent and in form and substance satisfactory to the Banks and the Administrative Agent.

       Security Documents. The Guaranties, the Security Agreement, the Mortgages, the Patent Assignments, the Trademark Assignments, the Copyright Mortgages, the Stock Pledge Agreement and all other instruments and documents, including without limitation Uniform Commercial Code financing statements, required to be executed or delivered pursuant to any Security Document.

       Senior Funded Indebtedness. At any time of determination, Consolidated Total Funded Indebtedness less, to the extent included in Consolidated Total Funded Indebtedness, Subordinated Debt.

       Senior Leverage Ratio. As at any date of determination, the ratio of (a) Senior Funded Indebtedness outstanding on such date to (b) Consolidated EBITDA for the Reference Period ending on such date.

       Senior Subordinated Debt. Indebtedness of the Parent represented by the 4 1/4% Convertible Subordinated Notes, the 18% Senior Merger Debentures and 18% Senior Discount Notes and Indebtedness of the Borrower represented by the 11% Senior Subordinated Notes.

       Settlement. The making or receiving of payments, in immediately available funds, by the Banks, to the extent necessary to cause each Bank's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request) to be equal to such Bank's Revolving Credit Commitment Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

       Settlement Amount. See Section 2.10.1.

       Settlement Date. (a) The Drawdown Date relating to any Loan Request, (b) Friday of each week, or if a Friday is not a Business Day, the Business Day immediately following such Friday, (c) at the option of the Administrative Agent, on any Business Day following a day on which the account officers of the Administrative Agent active upon the Borrower's account become aware of the existence of an Event of Default, (d) any Business Day on which the amount of Revolving Credit Loans outstanding from Fleet plus Fleet's Revolving Credit Commitment Percentage of the sum of the Maximum Drawing Amount and any Unpaid Reimbursement Obligations is equal to or greater than Fleet's Revolving Credit Commitment Percentage of the Total Revolving Credit Commitment, (e) the Business Day immediately following any Business Day on which the amount of Revolving Credit Loans outstanding increases or decreases by more than $5,000,000 as compared to the previous Settlement Date, (f) any day on which any conversion of a Prime Rate Loan to a Eurodollar Rate Loan occurs, (g) any Business Day on which (i) the amount of outstanding Revolving Credit Loans decreases and (ii) the amount of the Administrative Agent's Revolving Credit Loans outstanding equals zero Dollars ($0) or (h) any Business Day on which the outstanding amount of Revolving Credit Loans made pursuant to Section 2.6.2 exceeds $5,000,000.

       Settling Bank. See Section 2.10.1.

       Significant Subsidiaries. All Subsidiaries of the Parent and the Borrower other than the Insignificant Subsidiaries.

       Significant Foreign Subsidiaries. Significant Subsidiaries that are also Foreign Subsidiaries.

       Stock Pledge Agreement. The Stock Pledge Agreement dated as of the date hereof among the Parent, the Borrower and the Administrative Agent and in form and substance satisfactory to the Banks and the Administrative Agent.

       Subordinated Debt. Unsecured Indebtedness, including the Mezzanine Capital and the Senior Subordinated Debt, of the Parent, the Borrower or any of their Subsidiaries, which Indebtedness is expressly subordinated and made junior to the payment and performance in full of the Obligations and evidenced as such by the subordination provisions of the Mezzanine Capital Agreement, with respect to the Mezzanine Capital, or by another written instrument containing subordination provisions in form and substance approved by the Banks in writing.

       Subordination Documents. The subordination provisions of the Mezzanine Capital Agreement, the subordination provisions contained in documentation for the Senior Subordinated Debt and the Intercompany Subordination Agreement.

       Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

       Subsidiary Guarantor. Each Domestic Subsidiary that is party to the Subsidiary Guaranty, and Bell Canada, if it should become a party to the Subsidiary Guaranty.

       Subsidiary Guaranty. The Subsidiary Guaranty dated as of the date hereof from each Subsidiary Guarantor in favor of the Administrative Agent and the Banks.

       Survey. In relation to each Mortgaged Property, an instrument survey of such Mortgaged Property dated as of a date subsequent to January 1, 2000, which shall show the location of all buildings, structures, easements and utility lines on such Mortgaged Property, shall be sufficient to remove the survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of such Mortgaged Property, shall not show any encroachments by others, shall show the zoning district or districts in which such Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law.

       Surveyor Certificate. In relation to each Mortgaged Property for which a Survey has been conducted, a certificate executed by the surveyor who prepared such Survey dated as of a recent date and containing such information relating to such Mortgaged Property as the Administrative Agent or the Title Insurance Company may require, such certificate to be satisfactory to the Administrative Agent in form and substance.

       Term A Banks. Those Banks making Term A Loans pursuant to Section 4.1.1.

       Term A Commitment. As determined pursuant to Section 4.1.3, in an aggregate principal amount of up to the Maximum Term A Commitment Amount.

       Term A Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 attached hereto as such Bank's percentage of the Term A Loan.

       Term A Loan. The term loan made or to be made by the Banks to the Borrower on the Second Closing Date in the aggregate principal amount of up to the Term A Commitment pursuant to Section 4.1.1.

       Term A Maturity Date. March 31, 2006.

       Term A Note Record. A Record with respect to a Term A Note.

       Term A Notes. See Section 4.2.1.

       Term B Banks. Those Banks making Term B Loans pursuant to Section 4.1.2.

       Term B Commitment. As determined pursuant to Section 4.1.3, in an aggregate principal amount of up to the Maximum Term B Commitment Amount.

       Term B Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 attached hereto as such Bank's percentage of the Term B Loan.

       Term B Loan. The term loan made or to be made by the Banks to the Borrower on the Second Closing Date in the aggregate principal amount of up to the Term B Commitment pursuant to Section 4.1.2.

       Term B Maturity Date. March 31, 2007.

       Term B Note Record. A Record with respect to a Term B Note.

       Term B Notes. See Section 4.2.2.

       Term Commitments. As to any Bank, such Bank's Term A Commitment or Term B Commitment, as the case may be.

       Term Loans. Collectively, the Term A Loans and the Term B Loans.

       Term Loan Commitment Termination Date. The earliest of (i) the Second Closing Date, (ii) October 31, 2000 or (iii) such other date on which the Term Loan Commitment may be terminated pursuant to Section 15.2.

       Term Notes. Collectively, the Term A Notes and the Term B Notes.

       Term Note Record. A Record with respect to a Term Note.

       Test Period. (a) In connection with the calculation of financial covenant compliance on a Pro Forma Basis as required in connection with any proposed Permitted Acquisition or Permitted Foreign Acquisition, the period of four fiscal quarters most recently ended prior to such Permitted Acquisition, and (b) in connection with the calculation of the financial covenants set forth in Section 12 hereof following any Permitted Acquisition or Permitted Foreign Acquisition, the period of all fiscal quarters (and any portion of a fiscal quarter) prior to the date of such Permitted Acquisition or Permitted Foreign Acquisition included in the calculation of such financial covenant.

       Title Insurance Company. Chicago Title Insurance Company.

       Title Policy. In relation to each Mortgaged Property, an ALTA standard form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Administrative Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may be determined by the Administrative Agent insuring the priority of the Mortgage of such Mortgaged Property and that the Parent or one of its Subsidiaries holds marketable fee simple title to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens, persons in occupancy or matters which would be shown by a survey (except as may be permitted by such Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Administrative Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Administrative Agent in its discretion may require, including but not limited to (i) comprehensive endorsement, (ii) variable rate of interest endorsement, (iii) usury endorsement, (iv) revolving credit endorsement, (v) tie-in endorsement, (vi) doing business endorsement and (vii) ALTA form 3.1 zoning endorsement.

       Total Commitment. The sum of the Commitments of the Banks, as in effect from time to time.

       Total Revolving Credit Commitment. The sum of the Revolving Credit Commitment of the Banks, as in effect from time to time. As of the Initial Closing Date the Total Revolving Credit Commitment is $75,000,000.

       Total Term Commitments. The sum of the Term Commitments of the Banks, as in effect from time to time.

       Trademark Assignments. The several Trademark Collateral Security and Pledge Agreements dated as of the date hereof made by the Parent, the Borrower and each of their Subsidiaries in favor of the Administrative Agent and in form and substance satisfactory to the Banks and the Administrative Agent and the Assignments of Trademarks and Tradenames related thereto.

       Type. As to any Revolving Credit Loan or all or any portion of the Term Loan, its nature as a Prime Rate Loan or a Eurodollar Rate Loan.

       Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the

Administrative Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

       Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrower does not reimburse the Administrative Agent and the Banks on the date specified in, and in accordance with, Section 5.2.

       Voided Payment. See Section 7.8.

       Voting Stock. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

       4 1/4% Convertible Subordinated Notes. The 4 1/4% Convertible Subordinated Notes due 2000, issued pursuant to that certain Indenture by and between the Parent and Harris Trust and Savings Bank, as Trustee, dated November 15, 1993, as supplemented by that certain Supplemental Indenture, dated as of August 17, 1998.

       11% Indebtedness Restrictions. See Section 11.1.

       11% Notes. The 11% Senior Subordinated Notes, issued pursuant to the 11%
Note Indenture.

       11% Note Indenture. The Indenture, dated as of August 17, 1998, by and among the Borrower, as issuer, the Parent and Harris Trust and Savings Bank, as trustee.

       11% Offer. The Change of Control Offer to be made to holders of 11% Notes pursuant to and as defined in Section 4.7 of the 11% Note Indenture, in form and substance reasonably satisfactory to the Administrative Agent.

       11% Consent. The exit consent eliminating substantially all of the covenants in the Indenture 11% Notes, in form and substance reasonably satisfactory to the Administrative Agent.

       14% Senior Discount Notes. The 14% Discount Debentures, issued pursuant to that certain Purchase Agreement by and among the Parent, Charlesbank Bell Sports, Limited Partnership and Brentwood Associates Buyout Fund II, L.P., dated August 17, 1998.

       18% Senior Discount Notes. The 18% Senior Discount Notes, to be issued on or about the Second Closing Date, pursuant to an Indenture to be entered into between the Parent, as issuer, and the trustee thereunder, which shall provide for the issuance of such Indebtedness on the terms and conditions set forth in that certain term sheet dated June 9, 2000.

       18% Senior Merger Debentures. The 18% Senior Merger Debentures, issued on or about the Initial Closing Date, pursuant to the Merger Agreement.

       1.2. RULES OF INTERPRETATION.

              (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

              (b) The singular includes the plural and the plural includes the singular.

              (c) A reference to any law includes any amendment or modification to such law.

              (d) A reference to any Person includes its permitted successors and permitted assigns.

              (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

              (f) The words "include", "includes" and "including" are not limiting.

              (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

              (h) Reference to a particular "Section" refers to that section of this Credit Agreement unless otherwise indicated.

              (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

              (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

              (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

              (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent, the Syndication Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent, the Syndication Agent or any of the Banks merely on account of the Administrative Agent's, the Syndication Agent's or any Bank's involvement in the preparation of such documents.

                     2. THE REVOLVING CREDIT FACILITY.

       2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time from the Initial Closing Date up to but not including the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Administrative Agent given in accordance with Section 2.6, such sums as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Revolving Credit Commitment minus such Bank's Revolving Credit Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the lesser of (i) the Total Revolving Credit Commitment and (ii) the Borrowing Base. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Revolving Credit Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 13.1 and Section 14, in the case of the initial Revolving Credit Loans to be made on the Initial Closing Date, Section 13.2 and
Section 14, in the case of the Revolving Credit Loans to be made on the Second Closing Date, if any, and Section 14, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

       2.2. COMMITMENT FEE. The Borrower agrees to pay to the Administrative Agent for the accounts of the Banks in accordance with their respective Revolving Credit Commitment Percentages, a commitment fee calculated at the rate of one half percent (0.50%) per annum on the average daily amount by which (x) the Total Revolving Credit Commitment minus the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds (y) the outstanding amount of Revolving Credit Loans during such calendar quarter; provided that amounts advanced under Section 2.6.2 shall not be included in the calculation of the outstanding amount under clause (y) hereof for each Bank other than for the Bank (whether as Administrative Agent or otherwise) that has funded such amounts. The commitment fee shall be payable quarterly in arrears on the last day of each calendar quarter for such calendar quarter commencing on the first such date following the Initial Closing Date, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which the Revolving Credit Commitments shall terminate.

       2.3. REDUCTION OF TOTAL REVOLVING CREDIT COMMITMENT. The Borrower shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Administrative Agent to reduce by $500,000 or an integral multiple of $100,000 in excess thereof or terminate entirely the unborrowed portion of the Total Revolving Credit Commitment, whereupon the Revolving Credit Commitments of the Banks shall be reduced pro rata in accordance with their respective Revolving Credit Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this Section 2.3, the Administrative Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Administrative Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Revolving Credit Commitments may be reinstated.

       2.4. THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit B hereto (each a "Revolving Credit Note"), dated as of the Initial Closing Date (or such other date as a Bank may become a party hereto in accordance with Section 21 hereof) and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Revolving Credit Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

       2.5. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided in
Section 6.11,

              (a) Each Revolving Credit Loan which is a Prime Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Prime Rate plus the Applicable Margin with respect to Prime Rate A Loans as in effect from time to time.

              (b) Each Revolving Credit Loan which is a Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the

       Applicable Margin with respect to Eurodollar Rate A Loans as in effect from time to time.

       The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

       2.6. REQUESTS FOR REVOLVING CREDIT LOANS.

              2.6.1. GENERAL. The Borrower shall give to the Administrative Agent written notice (by hand, telecopy or overnight courier) substantially in the form of Exhibit C hereto (or telephonic notice confirmed in a writing substantially in the form of Exhibit C hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") no less than (i) one (1) Business Day prior to the proposed Drawdown Date of any Prime Rate Loan and (ii) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (A) the principal amount of the Revolving Credit Loan requested, (B) the proposed Drawdown Date of such Revolving Credit Loan,
       (C) in the case of a Eurodollar Rate Loan, the Interest Period for such Revolving Credit Loan and (D) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $500,000 or an integral multiple thereof.

              2.6.2. SWING LINE. Notwithstanding the notice and minimum amount requirements set forth in Section 2.6.1 but otherwise in accordance with the terms and conditions of this Credit Agreement, the Administrative Agent may, in its sole discretion and without conferring with the Banks, upon a request made to the Administrative Agent no later than 11:00 a.m. (Boston time) on the date of the proposed borrowing pursuant to this
       Section 2.6.2, by telephone (confirmed immediately in writing), telex or telecopier, make Revolving Credit Loans to the Borrower (i) by entry of credits to the Borrower's operating account with the Administrative Agent (the "Operating Account") to cover checks or other charges which the Borrower has drawn or made against such account or (ii) in an amount as otherwise requested by the Borrower. The Borrower hereby requests and authorizes the Administrative Agent to make from time to time such Revolving Credit Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented for payment from the Operating Account or as otherwise so requested. The Borrower acknowledges and agrees that the making of such Revolving Credit Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Revolving Credit Loans covered by a Loan Request including, without limitation, the limitations set forth in
       Section 2.1 and the requirements that the applicable provisions of
       Section 13.1 (in the case of Revolving Credit Loans made on the Initial Closing Date) Section 13.2 (in the case of Revolving Credit Loans made on the

       Second Closing Date) and Section 14 be satisfied, and that Revolving Credit Loans outstanding prior to a Settlement under this Section 2.6.2 shall not exceed $10,000,000 in the aggregate at any time. All actions taken by the Administrative Agent pursuant to the provisions of this
       Section 2.6.2 shall be conclusive and binding on the Borrower and the Banks absent the Administrative Agent's gross negligence or willful misconduct. Revolving Credit Loans made pursuant to this Section 2.6.2 shall be Prime Rate Loans until converted in accordance with the provisions of the Credit Agreement and, prior to a Settlement, such interest shall be for the account of the Administrative Agent.

              2.6.3. LOANS TO COVER REIMBURSEMENT OBLIGATIONS. Notwithstanding the notice and minimum amount requirements set forth in Section 2.6.1, the Administrative Agent shall, subject to the satisfaction of the conditions set forth herein, including, without limitation, Section 14 hereof (other than Section 14.1, unless an Event of Default is continuing), make Revolving Credit Loans to the Borrower on the date that any draft presented under any Letter of Credit is honored by the Administrative Agent, or any date on which the Administrative Agent otherwise makes a payment with respect thereto, in an amount sufficient to pay in full the obligations of the Borrower under Section 5.2 in respect of the honor of such draft or the making of such payment. The Borrower hereby requests and authorizes the Administrative Agent to make from time to time such Revolving Credit Loans by means of appropriate entries in the books and records of the Administrative Agent and to notify each of the Banks which have Revolving Credit Commitments of the date and amount of any such Revolving Credit Loans. The Borrower acknowledges and agrees that the making of such Revolving Credit Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Revolving Credit Loans covered by a Loan Request including the limitations set forth in Section 2.1 and the requirement that the applicable provisions of Section 14 (other than Section 14.1, unless an Event of Default is continuing) be satisfied. Absent manifest error on the part of the Administrative Agent, all actions taken by the Administrative Agent pursuant to the provisions of this Section 2.6.3. shall be conclusive and binding on the Borrower. Revolving Credit Loans made pursuant to this Section 2.6.3. shall be Prime Rate Loans (subject to conversion pursuant to Section 2.7 hereof) and shall bear interest at the rate provided for Revolving Credit Loans in Section 2.5 hereof. Each of the Banks hereby acknowledges and agrees that a Revolving Credit Loan made by the Administrative Agent pursuant to this Section 2.6.3. shall (i) be subject in all respects to the provisions of this Credit Agreement (including, without limitation, Section 2.8 hereof) and (ii) obligate each such Bank to advance to the Administrative Agent the amount of such Bank's Revolving Credit Commitment Percentage of such Revolving Credit Loan.

       2.7. CONVERSION OPTIONS.

              2.7.1. CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN. The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (i) with respect to any such conversion of a Eurodollar Rate Loan to a Prime Rate Loan, the Borrower shall give the Administrative Agent at least one (1) Business Day prior written notice of such election; (ii) with respect to any such conversion of a Prime Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Administrative Agent at least three (3) Eurodollar Business Days prior written notice of such election; (iii) with respect to any such conversion of a Eurodollar Rate Loan into a Prime Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto; and (iv) no Prime Rate Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Revolving Credit Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted as provided herein, provided that partial conversions shall be in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

              2.7.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Revolving Credit Loans of any Type may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.7.1; provided that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Prime Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan, then such Eurodollar Rate Loan shall be automatically converted to a Prime Rate Loan on the last day of the first Interest Period relating thereto. The Administrative Agent shall notify the Banks promptly when any such automatic conversion contemplated by this Section 2.7 is scheduled to occur.

              2.7.3. EURODOLLAR RATE LOANS. Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $500,000 or a whole multiple of $100,000 in excess thereof. No more than ten (10) Eurodollar Rate Loans having different Interest Periods may be outstanding at any time.

       2.8. FUNDS FOR REVOLVING CREDIT LOANS.

              2.8.1. FUNDING PROCEDURES. Not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Administrative Agent, at the Administrative Agent's Office, in immediately available funds, the amount of such Bank's Revolving Credit Commitment Percentage of the amount of the requested Revolving Credit

       Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by Sections 13 and 14 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Banks. The failure or refusal of any Bank to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolving Credit Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Administrative Agent the amount of such other Bank's Revolving Credit Commitment Percentage of any requested Revolving Credit Loans.

              2.8.2. ADVANCES BY ADMINISTRATIVE AGENT. The Administrative Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Administrative Agent on such Drawdown Date the amount of such Bank's Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (ii) the amount of such Bank's Revolving Credit Commitment Percentage of such Revolving Credit Loans, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Revolving Credit Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is
       360. A statement of the Administrative Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Bank. If the amount of such Bank's Revolving Credit Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Bank within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

       2.9. CHANGE IN BORROWING BASE. The Borrowing Base shall be determined monthly (or at such other interval as may be specified pursuant to Section 10.4(f)) by the Administrative Agent by reference to the Borrowing Base Report, commercial finance and collateral audit reports and other information obtained by or provided to the Administrative Agent. The Administrative Agent shall give to the Borrower written notice of any change in the Borrowing Base determined by the Administrative Agent. In the case of an increase in Reserves with regard to the Borrowing Base, provided no Event of Default shall have occurred and be continuing, such notice shall be effective five (5) days after its receipt by the Borrower. If an Event of Default shall have occurred and be continuing, such notice shall be effective immediately. Prior to the time that such notice becomes effective the Borrowing Base shall be computed as it would have been computed in the absence of such notice.

       2.10. SETTLEMENTS.

              2.10.1. GENERAL. On each Settlement Date, the Administrative Agent shall, not later than 11:00 a.m. (Boston time), give telephonic or facsimile notice (i) to the Banks and the Borrower of the respective outstanding amount of Revolving Credit Loans made by the Administrative Agent on behalf of the Banks from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any Eurodollar Rate Loans to be made (following the giving of notice pursuant to Section 2.6.1(ii)) on such date pursuant to a Loan Request and (ii) to the Banks of the amount (a "Settlement Amount") that each Bank (a "Settling Bank") shall pay to effect a Settlement of any Revolving Credit Loan. A statement of the Administrative Agent submitted to the Banks and the Borrower or to the Banks with respect to any amounts owing under this
       Section 2.10 shall be prima facie evidence of the amount due and owing. Each Settling Bank shall, not later than 3:00 p.m. (Boston time) on such Settlement Date, effect a wire transfer of immediately available funds to the Administrative Agent in the amount of the Settlement Amount for such Settling Bank. All funds advanced by any Bank as a Settling Bank pursuant to this Section 2.10 shall for all purposes be treated as a Revolving Credit Loan made by such Settling Bank to the Borrower and all funds received by any Bank pursuant to this Section 2.10 shall for all purposes be treated as repayment of amounts owed with respect to Revolving Credit Loans made by such Bank. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which the Borrower is a debtor prevent a Settling Bank from making any Revolving Credit Loan to effect a Settlement as contemplated hereby, such Settling Bank will make such dispositions and arrangements with the other Banks with respect to such Revolving Credit Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank's share of the outstanding Revolving Credit Loans being equal, as nearly as may be, to such Bank's Commitment Percentage of the outstanding amount of the Revolving Credit Loans.

              2.10.2. FAILURE TO MAKE FUNDS AVAILABLE. The Administrative Agent may, unless notified to the contrary by any Settling Bank prior to a Settlement Date, assume that such Settling Bank has made or will make available to the Administrative Agent on such Settlement Date the amount of such Settling Bank's Settlement Amount, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the

       Borrower a corresponding amount. If any Settling Bank makes available to the Administrative Agent such amount on a date after such Settlement Date, such Settling Bank shall pay to the Administrative Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (ii) the amount of such Settlement Amount, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Settling Bank with respect to any amounts owing under this Section 2.10.2 shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Settling Bank. If such Settling Bank's Settlement Amount is not made available to the Administrative Agent by such Settling Bank within three (3) Business Days following such Settlement Date, the Administrative Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans as of such Settlement Date.

              2.10.3. NO EFFECT ON OTHER BANKS. The failure or refusal of any Settling Bank to make available to the Administrative Agent at the aforesaid time and place on any Settlement Date the amount of such Settling Bank's Settlement Amount shall not (i) relieve any other Settling Bank from its several obligations hereunder to make available to the Administrative Agent the amount of such other Settling Bank's Settlement Amount or (ii) impose upon any Bank, other than the Settling Bank so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the Revolving Credit Commitment of such other Bank.

       2.11. REPAYMENTS OF REVOLVING CREDIT LOANS PRIOR TO EVENT OF DEFAULT.

              2.11.1. CREDIT FOR FUNDS RECEIVED IN CONCENTRATION ACCOUNT. Prior to the occurrence of an Event of Default as to which the account officers of the Administrative Agent active upon the Borrower's account have actual knowledge and which has not been cured or waived, (i) all funds and cash proceeds in the form of money, checks and like items received in the Fleet Concentration Account as contemplated by Section 10.14 shall be credited, on the same Business Day on which the Administrative Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, and applied as contemplated by Section 2.11.2, (ii) all funds and cash proceeds in the form of a wire transfer received in the Fleet Concentration Account as contemplated by Section
       10.14 shall be credited on the same Business Day as the Administrative Agent's receipt of such amounts (or up to such later date as the Administrative Agent determines that good collected funds have been received), and applied as contemplated by Section 2.11.2, and (iii) all funds and cash proceeds in the form of an automated clearing house transfer received in the Fleet Concentration Account as contemplated by Section 10.14 shall be credited, on the next Business Day following the Administrative Agent's receipt of such amounts (or up to such later date as the Administrative Agent determines that good collected funds have been received), and applied as contemplated by
       Section 2.11.2. For purposes of the foregoing provisions of this Section 2.11.1, the Administrative Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Administrative Agent before 2:00 p.m. (Boston time) on such day. The Borrower further acknowledges and agrees that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Administrative Agent in accordance with the Administrative Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

              2.11.2. APPLICATION OF PAYMENTS PRIOR TO EVENT OF DEFAULT. Prior to the occurrence of an Event of Default of which the account officers of the Administrative Agent active on the Borrower's account have knowledge and which has not been cured or waived, all funds transferred to the Fleet Concentration Account and for which the Borrower has received credits shall be applied to the Obligations: (a) first, to pay amounts then due and payable under this Credit Agreement, the Notes and the other Loan Documents; and (b) second, except as otherwise required by Section 5.2(b) and (c), to the Operating Account.

       2.12. REPAYMENTS OF REVOLVING CREDIT LOANS AFTER EVENT OF DEFAULT. Following the occurrence and during the continuance of an Event of Default of which the account officers of the Administrative Agent active on the Borrower's account have knowledge, all funds transferred to the Fleet Concentration Account and for which the Borrower has received credits shall be applied to the Obligations in accordance with Section 15.4.

              3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

       3.1. MATURITY. The Borrower promises to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

       3.2. MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS. If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (i) the Total Revolving Credit Commitment and (ii) the Borrowing Base, then the Borrower shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans (first to Prime Rate Loans, then to Eurodollar Rate Loans in direct order of Interest Period maturities); and third, to provide to the Administrative Agent cash collateral for Reimbursement Obligations as contemplated by Section 5.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. In addition, the Borrower shall make the mandatory repayments contemplated in Section 4.5.

       3.3. ANNUAL CLEAN-DOWN. During each Fiscal Year, for a period of thirty
(30) consecutive days commencing not earlier than August 1 of such Fiscal Year and ending not later than November 30 of such Fiscal Year, the aggregate amount of all Revolving Credit Loans outstanding shall not exceed $20,000,000; provided that in Fiscal Year 2001, the aggregate amount of all Revolving Credit Loans outstanding in such thirty (30) day period shall not exceed $22,000,000. At the beginning of each such thirty (30) day period, the Borrower shall pay down Revolving Credit Loans outstanding to such level.

       3.4. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. The Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that the full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this Section 3.4 may be made only on the last day of the Interest Period relating thereto, unless the Borrower has complied with Section 6.10. The Borrower shall give the Administrative Agent, no later than 11:00 a.m., Boston time, at least one (1) Business Day prior written notice, of any proposed repayment pursuant to this Section 3.4 of Prime Rate Loans, and three (3) Eurodollar Business Days notice of any proposed repayment pursuant to this Section 3.4 of Eurodollar Rate Loans, in each case, specifying the proposed date of payment of Revolving Credit Loans and the principal amount to be paid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $500,000, and, if a permanent prepayment accompanied by a reduction of the Total Revolving Credit Commitment, shall be accompanied by the payment of accrued interest on the principal repaid to the date of payment (rather than otherwise at the end of the applicable Interest Period) and shall be applied first to the principal of Prime Rate Loans and then to the principal of Eurodollar Rate Loans in direct order of Interest Period maturities. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                            4. THE TERM LOANS.

       4.1. COMMITMENT TO LEND.

              4.1.1. TERM A LOAN. Subject to the terms and conditions set forth in Section 4.1.3 and Section 13.2, each Bank agrees to lend to the Borrower on the Second Closing Date the amount of its Term A Commitment Percentage of the principal amount determined pursuant to Section 4.1.3. The Term A Loan shall be made only on the Second Closing Date.

              4.1.2. TERM B LOAN. Subject to the terms and conditions set forth in Section 4.1.3 and Section 13.2, each Bank agrees to lend to the Borrower on the Second Closing Date the amount of its Term B Commitment Percentage of the principal amount determined pursuant to Section 4.1.3. The Term B Loan shall be made only on the Second Closing Date.

              4.1.3. DETERMINATION OF AMOUNT OF TERM A LOAN AND TERM B LOAN. The amount of each of the Term A Loan and Term B Loan to be made on the Second Closing Date shall be determined as follows:

              (a) If the holders of ninety percent (90%) or more of the outstanding 11% Notes have accepted the 11% Offer at the end of the Offer Period, the Term A Loan and Term B Loan shall each be funded in the amount of the Maximum Term A Commitment and the Maximum Term B Commitment, respectively, and the Mezzanine Capital shall be funded in the amount of the Maximum Mezzanine Loan Commitment.

              (b) If the holders of less than ninety percent (90%) of the outstanding 11% Notes have accepted the 11% Offer, (i) the Maximum Mezzanine Loan Commitment, the Maximum Term B Commitment and the Maximum Term A Commitment shall be reduced dollar for dollar by an amount equal to the sum of (A) the aggregate amount of the 11% Notes that would remain outstanding after giving effect to the 11% Offer and (B) the aggregate amount of the 18% Senior Discount Notes that would remain outstanding after giving effect to the Second Closing, which reduction shall be made in the following order: (x) first, to the Maximum Mezzanine Loan Commitment, (y) second, to the Maximum Term B Commitment; and (z) third, to the Maximum Term A Commitment and (ii) the Term A Loan, the Term B Loan and the Mezzanine Capital shall be funded in such reduced commitment amounts.

       4.2. COMMITMENT FEE. The Borrower agrees to pay to the Administrative Agent for the accounts of the Banks in accordance with their respective Term A Commitment Percentages and Term B Commitment Percentages, as applicable, a commitment fee calculated at the rate of (i) one half percent (0.50%) per annum on the unfunded amount of the Term A Loan and the Term B Loan from the Initial Closing Date through September 30, 2000, and (ii) one percent (1.00%) per annum on the unfunded amount of the Term A Loan and the Term B Loan thereafter through the Term Loan Commitment Termination Date, on the average daily unfunded amount during each calendar quarter or portion thereof. The commitment fee shall be payable quarterly in arrears on the last day of each calendar quarter for such calendar quarter commencing on the first such date following the date hereof, with a final payment on the Term Loan Commitment Termination Date.

       4.3. REDUCTION OF TOTAL TERM COMMITMENT; TERMINATION OF TERM COMMITMENTS.

              4.3.1. REDUCTION BY BORROWER. The Borrower shall have the right at any time and from time to time upon three (3) Business Days prior written notice to the Administrative Agent to reduce by $500,000 or an integral multiple of $100,000 in excess thereof, or terminate entirely the unborrowed portion of the Total Term Commitment, whereupon the Term Commitments of the Banks shall be reduced pro rata in accordance with their respective Term Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this Section 4.3, the Administrative Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Administrative Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction of the Term Commitments may be reinstated.

              4.3.2. TERMINATION OF TERM COMMITMENTS. All obligations of any of the Banks to lend all or any portion of the Term Loans to the Borrower shall terminate if not drawn by the Term Loan Commitment Termination Date.

       4.4. THE TERM NOTES.

              4.4.1. TERM A NOTES. The Term A Loan shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit D-1 hereto (each a "Term A Note"), dated the Initial Closing Date (or such other date as a Bank may become a party hereto in accordance with Section 21 hereof) and completed with appropriate insertions. One Term A Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Term A Commitment and representing the obligation of the Borrower to pay to such Bank such principal amount or, if less, the outstanding amount of such Bank's Term A Commitment, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made a notation on such Bank's Term A Note Record reflecting the original principal amount of such Bank's Term A Commitment and, at or about the time of such Bank's receipt of any principal payment on such Bank's Term A Note, an appropriate notation on such Bank's Term A Note Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Term A Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Term A Note Record shall not affect the obligations of the Borrower hereunder or under any Term A Note to make payments of principal of and interest on any Term A Note when due.

              4.4.2. TERM B NOTES. The Term B Loan shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit D-2 hereto (each a "Term B Note"), dated the Initial Closing Date (or such other date as a

       Bank may become a party hereto in accordance with Section 21 hereof) and completed with appropriate insertions. One Term B Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Term B Commitment and representing the obligation of the Borrower to pay to such Bank such principal amount or, if less, the outstanding amount of such Bank's Term B Commitment, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made a notation on such Bank's Term B Note Record reflecting the original principal amount of such Bank's Term B Commitment and, at or about the time of such Bank's receipt of any principal payment on such Bank's Term B Note, an appropriate notation on such Bank's Term B Note Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Term B Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Term B Note Record shall not affect the obligations of the Borrower hereunder or under any Term B Note to make payments of principal of and interest on any Term B Note when due.

       4.5. MANDATORY PAYMENTS OF PRINCIPAL OF TERM LOANS.

              4.5.1. TERM A LOANS. The Borrower promises to pay to the Administrative Agent for the account of the Banks the principal amount of the Term A Loan in twenty three (23) consecutive quarterly payments, such payments to be due and payable on the last Business Day of each calendar quarter ending within any period set forth below. Each payment shall be equal to the original principal amount of Term A Loan multiplied by the percentage set forth in the table below opposite such period, commencing on December 31, 2000, with a final payment on the Term A Maturity Date in an amount equal to the unpaid balance of the Term A Loan.


--------------------------------------------------------------------------------------
    CALENDAR QUARTERS ENDING:                  PERCENTAGE OF TERM A LOAN OUTSTANDING
    -------------------------                  -------------------------------------
                                                      ON TERM LOAN COMMITMENT
                                                      -----------------------
                                                          TERMINATION DATE
                                                          ----------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
        12/31/00 - 6/30/01                                      2.78%
--------------------------------------------------------------------------------------
         9/30/01- 6/30/02                                       3.33%
--------------------------------------------------------------------------------------
         9/30/02- 6/30/03                                       4.17%
--------------------------------------------------------------------------------------
         9/30/03- 6/30/04                                       5.00%
--------------------------------------------------------------------------------------
         9/30/04- 6/30/05                                       5.21%
--------------------------------------------------------------------------------------
        9/30/05 - 3/30/06                                       6.94%
--------------------------------------------------------------------------------------

              4.5.2. TERM B LOANS. The Borrower promises to pay to the Administrative Agent for the account of the Banks the principal amount of the Term B Loan in twenty-seven (27) consecutive quarterly payments, such payments to be due and payable on the last Business Day of each calendar quarter ending within any period set forth below. Each payment shall be equal to the original principal amount of Term B Loan multiplied by the percentage set forth in the table below opposite such period, commencing on December 31, 2000, with a final payment on the Term B Maturity Date in an amount equal to the unpaid balance of the Term B Loan. @@

--------------------------------------------------------------------------------------
    CALENDAR QUARTER ENDING:                 PERCENTAGE OF TERM B LOAN OUTSTANDING
    ------------------------                 -------------------------------------
                                                     ON TERM LOAN COMMITMENT
                                                     -----------------------
                                                        TERMINATION DATE
                                                        ----------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
      12/31/00 - 6/30/01                                    .33%
--------------------------------------------------------------------------------------
       9/30/01 - 6/30/05                                    .25%
--------------------------------------------------------------------------------------
       9/30/05 - 6/30/06                                   11.88%
--------------------------------------------------------------------------------------
       9/30/06 - 3/30/07                                   15.83%
--------------------------------------------------------------------------------------


              4.5.3. ANNUAL CONSOLIDATED EXCESS CASH FLOW RECAPTURE. For each Fiscal Year ending during or after June 2001, the Borrower shall make a prepayment of principal of each of the Term A Loan and Term B Loan in an amount equal to seventy-five percent (75%) of Consolidated Excess Cash Flow for such Fiscal Year; provided that if the Leverage Ratio as of the last day of such Fiscal Year is less than 3.75:1.00, the Borrower shall only be obligated to make prepayments of principal in an amount equal to fifty percent (50%) of Consolidated Excess Cash Flow for such Fiscal Year; such mandatory prepayment to be due one hundred forty (140) days after the end of each applicable Fiscal Year and to be applied pro rata to each of the Term Loans based on the then outstanding amounts of each of the Term Loans and applied pro rata against the remaining unpaid scheduled installments of principal due on, each such Term Loan, with any remaining amounts to be applied against the outstanding principal amount of the Revolving Credit Loans. Such mandatory prepayments shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Term A Note and Term B Note, with adjustments to the extent practicable to equalize any prior payments not exactly in proportion. No amount repaid with respect to either Term Loan may be reborrowed. Notwithstanding the provisions set forth above, any Bank may at its option, and upon written notice to the Administrative Agent within thirty (30) days after the end of the applicable Fiscal Year, decline the mandatory prepayments of any Term B Loan outstanding described in this Section 4.5.3, in which case the amounts otherwise allocable to such Bank shall be applied pro rata to the other outstanding Term Loans and then to the Revolving Credit Loans as set forth above.

              4.5.4. PROCEEDS OF CERTAIN EVENTS. In the event the Parent or any of its Subsidiaries receives any:

                     (a) Net Cash Proceeds from (i) the sale or other disposition of assets permitted by Section 11.5.2 (other than pursuant to Section 11.5.2(a), (b) or (d)), the proceeds of which have not been reinvested by the Parent or such Subsidiary in replacement of such assets within two hundred seventy (270) days of the receipt by such Person of such proceeds; and (ii) any sale-leaseback transactions;

                     (b) proceeds of insurance claims which have not been reinvested by the Parent or such Subsidiary in replacement assets or to repair the asset so damaged, as the case may be, within two hundred seventy (270) days of receipt by such Person of such proceeds;

                     (c) Net Cash Proceeds from any equity issuances by the Parent or its Subsidiaries after the Initial Closing Date, including any equity issuance in connection with any Initial Public Offering, but specifically excluding, so long as no Event of Default has occurred and is continuing, any equity issuance (i) raised for, the net proceeds of which are applied solely to, a Permitted Acquisition or a Permitted Foreign Acquisition and the acquisitions made with capital stock of the Parent, and excluding equity Investments with funds provided by Chartwell or (ii) raised as a result of sales of the capital stock of the Parent to the management of the Parent; or

                     (d) Net Cash Proceeds from debt issuances permitted hereunder by the Parent or its Subsidiaries after the Initial Closing Date, pursuant to any public offerings or debt offerings under Rule 144(a) of the Rule and Regulations of the Securities and Exchange Commission, but specifically excluding any refinancing of the amount of the Mezzanine Capital, refinancing of the debt of any Foreign Subsidiaries, and any purchase money Indebtedness, each as and to the extent expressly permitted hereunder, the Borrower shall, within three (3) Business Days of receipt of any such Net Cash Proceeds, repay the outstanding amount of each of Term A Loan and Term B Loan by an amount equal to 100% of such Net Cash Proceeds (other than proceeds of insurance claims that are to be reinvested in accordance with clause (a) or (b) above, provided, that if any such reinvestment is not made within two hundred seventy (270) days of receipt of such proceeds, the Borrower shall repay the Term Loans in an amount equal to 100% of Net Cash Proceeds not so reinvested within three (3) Business Days following such two hundred seventy (270) day period), any such mandatory payments to be applied pro rata to each of Term A Loan and Term B Loan based on the then outstanding principal amount of each of the Term Loans and applied pro rata against the remaining scheduled installments of principal due on the respective Term Loans, with any remaining amounts to be applied against the outstanding amount of the Revolving Credit Loans. Such mandatory prepayments shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding principal amount of each Bank's Term A Note and Term B Note, with adjustments to the extent practicable to equalize any prior payments not exactly in proportion. No amount repaid with respect to either Term Loan may be reborrowed.

       4.6. OPTIONAL PREPAYMENT OF TERM LOANS. The Borrower shall have the right at any time to prepay the Term A Notes and Term B Notes on or before the Term A Maturity Date and the Term B Maturity Date, as the case may be, as a whole, or in part, upon not less than three (3) Business Days prior written notice to the Administrative Agent, without premium or penalty, provided that (a) each partial prepayment shall be in the principal amount of $500,000 or an integral multiple thereof, (b) no portion of the Term Loans bearing interest at the Eurodollar Rate may be prepaid pursuant to this Section 4.6 except on the last day of the Interest Period relating thereto, unless the Borrower has complied with Section 6.10, (c) each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Term Notes, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion, and (d) each such prepayment shall be applied pro rata to the Term A Loan and the Term B Loan based on the then outstanding amounts of each of the Term Loans. Any prepayment of principal under this Section 4.6 of the Term Loans shall be accompanied by all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loans pro rata. No amount repaid with respect to the Term Loans (whether under this Section 4.6 or otherwise) may be reborrowed.

       4.7. INTEREST ON TERM LOANS.

              4.7.1. INTEREST RATES. Except as otherwise provided in
       Section 6.11, the Term Loans shall bear interest during each Interest Period relating to all or any portion of the Term Loans at the following rates:

                     (a) To the extent that all or any portion of the Term Loans bears interest during such Interest Period determined by reference to the Prime Rate, the Term Loans or such portion shall bear interest during such Interest Period at the rate per annum equal to the Prime Rate plus the Applicable Margin then applicable to Term A Loans or Term B Loans, as the case may be.

                     (b) To the extent that all or any portion of the Term Loans bears interest during such Interest Period determined by reference to the Eurodollar Rate, the Term Loans or such portion shall bear interest during such Interest Period at the rate per annum equal to the Eurodollar Rate plus the Applicable Margin then applicable to Term A Loans or Term B Loans, as the case may be.

       The Borrower promises to pay interest on the Term Loans or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

              4.7.2. NOTIFICATION BY BORROWER. The Borrower shall notify the Administrative Agent, such notice to be irrevocable, at least three (3) Eurodollar Business Days prior to the Drawdown Date of the Term Loans if all or any portion of the Term Loans are to bear interest at the Eurodollar Rate. After the Term Loans have been made, the provisions of
       Section 2.7 shall apply mutatis mutandis with respect to all or any portion of the Term Loans so that the Borrower may have the same interest rate options with respect to all or any portion of the Term Loans as it would be entitled to with respect to the Revolving Credit Loans.

              4.7.3. AMOUNTS, ETC. Any portion of the Term A Loan or Term B Loan bearing interest at the Eurodollar Rate relating to any Interest Period shall be in the amount of $500,000 or an integral multiple of $100,000 in excess thereof. No Interest Period relating to the Term A Loan or Term B Loan or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of such Term Loan is to be made unless a portion of such Term Loan at least equal to such installment payment has an Interest Period ending on such date.

                            5. LETTERS OF CREDIT.

       5.1. LETTER OF CREDIT COMMITMENTS.

              5.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Administrative Agent's customary form (a "Letter of Credit Application"), the Administrative Agent on behalf of the Banks and in reliance upon the agreement of the Banks set forth in
       Section 5.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and agreed to by the Administrative Agent; provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $15,000,000 at any one time and (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the lesser of (A) the Total Revolving Credit Commitment and (B) the Borrowing Base. Notwithstanding the foregoing, the Administrative Agent shall have no obligation to issue any Letter of Credit to support or secure any Indebtedness of the Parent or any of its Subsidiaries to the extent that such Indebtedness was incurred prior to the proposed issuance date of such Letter of Credit, unless in any such case the Parent and the Borrower demonstrates to the satisfaction of the Administrative Agent that (x) such prior incurred Indebtedness were then fully secured by a prior perfected and unavoidable security interest in collateral provided by the Parent or such Subsidiary to the proposed beneficiary of such Letter of Credit or (y) such prior incurred Indebtedness were then secured or supported by a letter of credit issued for the account of the Parent, the Borrower or such other Subsidiary and the reimbursement obligation with respect to such letter of credit was fully secured by a prior perfected and unavoidable security interest in collateral provided to the issuer of such letter of credit by the Parent, the Borrower or such other Subsidiary.

              5.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Administrative Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

              5.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, (ii) shall have an expiry date no later than one (1) year after its date of issuance, provided however, that a Letter of Credit may, if requested by the Borrower, provide by its terms, and on terms acceptable to the Administrative Agent, for renewal for successive periods of one year or less (but not beyond the Revolving Credit Loan Maturity Date), unless and until the Administrative Agent shall have delivered a notice of nonrenewal to the beneficiary of such Letter of Credit, and (iii) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices.

              5.1.4. REIMBURSEMENT OBLIGATIONS OF BANKS. Each Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Revolving Credit Commitment Percentage, to reimburse the Administrative Agent on demand for the amount of each draft paid by the Administrative Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to Section 5.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

              5.1.5. PARTICIPATIONS OF BANKS. Each such payment made by a Bank shall be treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under Section 5.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to Section 5.2.

       5.2. REIMBURSEMENT OBLIGATION OF THE BORROWER. In order to induce the Administrative Agent to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees to reimburse or pay to the Administrative Agent, for the account of the Administrative Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Administrative Agent hereunder,

              (a) except as otherwise expressly provided in Section 5.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Administrative Agent, or the Administrative Agent otherwise makes a payment with respect thereto, (i) the amount paid by the Administrative Agent under or with respect to such Letter of Credit, and (ii) the amount of any taxes (other than income taxes or franchise taxes or taxes on profits), fees, charges or other costs and expenses whatsoever incurred by the Administrative Agent or any Bank in connection with any payment made by the Administrative Agent or any Bank under, or with respect to, such Letter of Credit (it being understood that such payment to the Administrative Agent may, subject to the satisfaction of the conditions set forth herein, be made from the proceeds of a Revolving Credit Loan made to the Borrower pursuant to
       Section 2.6.3),

              (b) upon the reduction (but not termination) of the Total Revolving Credit Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Administrative Agent for the benefit of the Banks and the Administrative Agent as cash collateral for all Reimbursement Obligations, and

              (c) upon the termination of the Total Revolving Credit Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 15, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Administrative Agent for the benefit of the Banks and the Administrative Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Administrative Agent at the Administrative Agent's Head Office in immediately available funds or (in the case of clause (a) of this Section 5.2) from the direct application of the proceeds of a Revolving Credit Loan made pursuant to Section 2.6.3 hereof. In the event that the obligations of the Borrower under Section 5.2(a) can not, in compliance with the provisions of this Credit Agreement, be satisfied in full by the making of a Revolving Credit Loan pursuant to Section 2.6.3, the Administrative Agent shall so notify the Borrower, in which case the obligations of the Borrower under Section 5.2(a) shall be immediately due and payable to the Administrative Agent. Interest on any and all amounts remaining unpaid by the Borrower under this Section 5.2 at any time from the date such amounts become due and payable (whether as stated in this Section 5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent on demand at the rate specified in Section
6.11 for overdue principal on the Revolving Credit Loans.

       5.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Administrative Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Administrative Agent as provided in Section 5.2 on or before the date that such draft is paid or other payment is made by the Administrative Agent, the Administrative Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Administrative Agent, at the Administrative Agent's Office, in immediately available funds, such Bank's Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times (ii) the amount equal to such Bank's Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation, times (iii) a fraction, the numerator of which is the number of days that elapse from and including the date the Administrative Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's Revolving Credit Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Administrative Agent, and the denominator of which is 360. The responsibility of the Administrative Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

       5.4. OBLIGATIONS ABSOLUTE. The Borrower's obligations under this Section 5 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Administrative Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Administrative Agent and the Banks that the Administrative Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 5.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Administrative Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Administrative Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and without gross negligence, shall be binding upon the Borrower and shall not result in any liability on the part of the Administrative Agent or any Bank to the Borrower.

       5.5. RELIANCE BY ISSUER. To the extent not inconsistent with Section 5.4, the Administrative Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

       5.6. LETTER OF CREDIT FEE. The Borrower shall pay a fee (in each case, a "Letter of Credit Fee") to the Administrative Agent in respect of each Letter of Credit an amount per annum equal to the Applicable Margin for Eurodollar Rate A Loans on the face amount of such Letter of Credit, which shall be for the accounts of the Banks in accordance with their respective Revolving Credit Commitment Percentages. The Borrower shall also pay to the Administrative Agent for the account of the Administrative Agent, a fronting fee equal to one quarter of one percent (0.25%) per annum of the face amount of such Letter of Credit. The Letter of Credit Fee and the fronting fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter for the calendar quarter then ending. In respect of each Letter of Credit, the Borrower shall also pay to the Administrative Agent for the Administrative Agent's own account, at such other time or times as such charges are customarily made by the Administrative Agent, the Administrative Agent's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time.

                     6. CERTAIN GENERAL PROVISIONS.

       6.1. CLOSING FEES. The Borrower shall pay to the Agents and the Co-arrangers those closing fees in the amounts and at the times set forth in the Fee Letter.

       6.2. ADMINISTRATIVE AGENT'S FEE. The Borrower shall pay to the Administrative Agent an Administrative Agent's fee in the amounts and at the times set forth in the Fee Letter.

       6.3. FUNDS FOR PAYMENTS.

              6.3.1. PAYMENTS TO ADMINISTRATIVE AGENT. All payments of principal, interest, Reimbursement Obligations, Commitment Fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents owing by the Borrower or any Guarantor shall be made on the due date thereof to the Administrative Agent in Dollars, for the respective accounts of the Banks and the Agents, at the Administrative Agent's Office or at such other place that the Administrative Agent may from time to time designate, in each case at or about 2:00 p.m. (Boston, Massachusetts, time or other local time at the place of payment) and in immediately available funds. For purposes of computing interest and fees and determining outstanding Revolving Credit Loans or Unpaid Reimbursement Amounts as of any date, all payments shall be deemed received on the day of receipt of immediately available funds therefor in the Fleet Concentration Account prior to 2:00 p.m. (Boston time). Payments received after 2:00 p.m. (Boston time) on any Business Day shall be deemed for such purposes to have been received on the following Business Day.

              6.3.2. NO OFFSET, ETC. All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Administrative Agent, for the account of the Banks or (as the case may be) either Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or either Agent to receive the same net amount which the Banks or either Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

              6.3.3. WITHHOLDING FORMS. Each Bank that is not incorporated or organized under the laws of the United States of America or a state thereof or the District of Columbia (a "Non-U.S. Lender") agrees that it will deliver to each of the Borrower and the Administrative Agent, on or prior to the Initial Closing Date or, in the case of any Non-U.S. Lender that becomes a Bank pursuant to an Assignment and Acceptance, on the date of such Assignment and Acceptance, two (2) duly completed copies of United States Internal Revenue Service Form 1001 or W-8 BEN (or other appropriate or successor forms) claiming complete exemption from withholding under a treaty, or Form 4224 or W-8 ECI (or other appropriate or successor forms), in each case certifying that such Non-U.S. Lender is entitled to receive all payments under this Credit Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Bank that is not a Non-U.S. Lender agrees that, at the request of the Borrower or the Administrative Agent, such Bank will deliver to the Borrower and the Administrative Agent two (2) duly completed copies of United States Internal Revenue Service Form W-9 or successor applicable form (if required by law), as the case may be, to establish its complete exemption from United States backup withholding tax. Each Bank that so delivers a Form 1001, W-8 BEN, 4224, W-8 ECI, W-9 or other appropriate forms, further undertakes to deliver to each of the Borrower and the Administrative Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or promptly after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Bank is entitled to receive payments under this Credit Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required that renders all such forms inapplicable or that would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax. In the event that any Guarantor is required to make a payment pursuant hereto, such Person shall have the same rights as the Borrower (as described above) to obtain such forms certifying that each Bank is entitled to receive payments from such Person without deducting or withholding for taxes.

              6.3.4. EXCLUSIONS. The Borrower shall not be required to pay any additional amounts to any Non-U.S. Lender in respect of United States federal withholding tax pursuant to Section 6.3.2 above to the extent that (i) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of Section 6.3.3 or (ii) the obligation to withhold amounts with respect to United States federal withholding tax existed on the date such Non-U.S. Lender became a party to this Credit Agreement or, with respect to payments to a different lending office designated by the Non-U.S. Lender as its applicable lending office (a "New Lending Office"), the date such Non-U.S. Lender designated such New Lending Office with respect to a Loan; provided, however, that this Section 6.3.4 shall (a) not apply to any transferee or New Lending Office as a result of an assignment, transfer or designation made at the request of the Borrower, (b) not relieve the Borrower of its obligation to pay additional amounts pursuant to Section 6.3.2 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in interpretation, administration or application thereof, a Non-US Lender that was previously entitled to receive all payments under this Credit Agreement and Notes without deduction or withholding of any United States federal income taxes is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Bank is not subject to withholding, and (c) not apply to the extent the indemnity payment or additional amount that any transferee or Bank through a New Lending Office would be entitled to receive without regard to clause (ii) above do not exceed the indemnity payment or additional amounts that the Person making the assignment or transfer to such transferee or Bank making the designation of such New Lending Office would have been entitled to receive in the absence of such assignment, transfer or designation.

       6.4. COMPUTATIONS. All computations of interest on the Loans, other than the Prime Rate Loans, and of commitment fees, Letter of Credit Fees or other fees shall, unless otherwise expressly provided herein, be based on a 360-day year and paid for the actual number of days elapsed. All computations of interest on the Prime Rate Loans shall be based on a 365/366-day year and paid for the actual number of days elapsed.

Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Records and the Term Note Records from time to time shall be considered correct and binding on the Borrower unless within thirty (30) days after receipt of any notice by the Administrative Agent or any of the Banks of such outstanding amount, the Administrative Agent or such Bank shall notify the Borrower to the contrary.

       6.5. INABILITY TO DETERMINE EURODOLLAR RATE. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Administrative Agent shall determine or be notified by the Majority Banks that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (i) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Prime Rate Loans, (ii) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Prime Rate Loan, and (iii) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Administrative Agent or the Majority Banks determine that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent or, as the case may be, the Administrative Agent upon the instruction of the Majority Banks, shall so notify the Borrower and the Banks.

       6.6. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (i) the commitment of such Bank to make Eurodollar Rate Loans or convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (ii) such Bank's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Prime Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Administrative Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this Section 6.6, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

       6.7. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

              (a) subject any Bank or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitments or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Administrative Agent), or

              (b) materially change the basis of taxation (except for changes in taxes on income, profits or franchise taxes) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Administrative Agent under this Credit Agreement or the other Loan Documents, or

              (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

              (d) impose on any Bank or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Bank's Commitments, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitments forms a part, and the result of any of the foregoing is

                     (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitments, or

                     (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Administrative Agent hereunder on account of such Bank's Commitments, any Letter of Credit or any of the Loans, or

                     (iii) to require such Bank or the Administrative Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Administrative Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Administrative Agent such additional amounts as will be sufficient to compensate such Bank or the Administrative Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

       6.8. CAPITAL ADEQUACY. If after the date hereof any Bank or the Administrative Agent determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Bank or the Administrative Agent or any corporation controlling such Bank or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Administrative Agent's commitment with respect to any Loans to a level below that which such Bank or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Administrative Agent to be material, then such Bank or the Administrative Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Prime Rate, the Borrower agrees to pay such Bank or (as the case may be) the Administrative Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Bank or (as the case may be) the Administrative Agent of a certificate in accordance with Section 6.9 hereof. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

       6.9. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to Sections 6.7 or 6.8 and a brief explanation of such amounts which are due, submitted by any Bank or the Administrative Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing. Failure or delay on the part of any Bank to demand compensation pursuant to Sections 6.7 or 6.8 shall not constitute a waiver of such Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Bank (or such Bank's holding company) pursuant to this
Section 6.9 for any increased costs or reductions incurred more than three hundred and sixty (360) days prior to the date that such Bank notifies the Borrower of the change in law or regulation (or change in interpretation thereof) giving rise to such increased costs or reductions and of such Bank's intention to claim compensation thereof; provided, further, that, if the change in law giving rise to such increased costs or reductions is retroactive, then the 360-day period referred to above shall be extended to include the period of retroactive effect thereof.

       6.10. INDEMNITY. The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (i) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (ii) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request, notice (in the case of all or any portion of the Term Loans pursuant to Section 4.5.2) or a Conversion Request relating thereto in accordance with Section 2.6 or Section 2.7 or
Section 4.5 or (iii) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Prime Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans.

       6.11. INTEREST AFTER DEFAULT.

              6.11.1. OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the rate of interest then applicable thereto, plus the Applicable Margin then applicable thereto until such amount shall be paid in full (after as well as before judgment)(or if no rate of interest is then applicable thereto, e.g., unpaid fees and expenses, the Prime Rate plus four percent (4%)).

              6.11.2. AMOUNTS NOT OVERDUE. During the continuance of an Event of Default the principal of the Revolving Credit Loans and the Term Loans not overdue shall, until such Event of Default has been cured or remedied or such Event of Default has been waived by the Majority Banks pursuant to Section 28, bear interest at a rate per annum equal to the rate of interest applicable to overdue principal pursuant to Section 6.11.1.

       6.12. USURY. All agreements between the Borrower, the Parent, their respective Subsidiaries and the Administrative Agent are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the Indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Administrative Agent for the use or the forbearance of the Indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Credit Agreement shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Administrative Agent in the execution, delivery and acceptance of this Credit Agreement to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan

Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Parent, the Borrower and each of their Subsidiaries and the Administrative Agent.

       6.13. REPLACEMENT OF BANKS. If any Bank (an "Affected Bank") (a) makes demand upon the Borrower for (or if the Borrower is otherwise required to pay) amounts pursuant to Sections 6.3.4, 6.7 or 6.8, (b) is unable to make or maintain Eurodollar Rate Loans as a result of a condition described in Section
6.6 or (c) is unable to make any Loan or issue, extend or renew any Letter of Credit as described in Section 14.2 (such Bank being referred to as a "Defaulting Bank"), the Borrower may, within ninety (90) days of receipt of such demand, notice (or the occurrence of such other event causing the Borrower to be required to pay such compensation or causing Section 6.6 or Section 14.2 to be applicable), or default, as the case may be, by notice (a "Replacement Notice") in writing to the Administrative Agent and such Affected Bank (1) request the Affected Bank to cooperate with the Borrower in obtaining a replacement bank satisfactory to the Administrative Agent and the Borrower (the "Replacement Bank"); (2) request the non-Affected Banks to acquire and assume all of the Affected Bank's Loans and Commitment, as provided herein, but none of such Banks shall be under an obligation to do so; or (3) designate a Replacement Bank which is an Eligible Assignee that is reasonably satisfactory to the Administrative Agent. If any satisfactory Replacement Bank shall be obtained, and/or if any one or more of the non-Affected Banks shall agree to acquire and assume all of the Affected Bank's Loans and Commitment, then such Affected Bank shall assign, in accordance with Section 21, all of its Commitment and Loans, its Notes and other rights and obligations under this Credit Agreement and all other Loan Documents to such Replacement Bank or non-Affected Banks, as the case may be, in exchange for payment of the principal amount so assigned and all interest and fees accrued on the amount so assigned, plus all other Obligations then due and payable to the Affected Bank; provided, however, that (x) such assignment shall be without recourse, representation or warranty (other than title) and shall be on terms and conditions reasonably satisfactory to such Affected Bank and such Replacement Bank and/or non-Affected Banks, as the case may be, and (4) prior to any such assignment, the Borrower shall have paid to such Affected Bank all amounts properly demanded and unreimbursed under Sections 6.7, 6.8 and any amount which would have been due under 6.10 if the Loans had been prepaid rather than assigned. Upon the effective date of such assignment, the Borrower shall issue replacement Note(s) to such Replacement Bank and/or non-Affected Banks, as the case may be, and such institution shall become a "Bank" for all purposes under this Credit Agreement and the other Loan Documents.

                            7. PARENT GUARANTY.

       7.1. GUARANTY OF PAYMENT AND PERFORMANCE. The Parent hereby guarantees to the Agents and the Banks, the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations including all such which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Federal Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Federal Bankruptcy Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Administrative Agent or any Bank first attempt to collect any of the Obligations from the Borrower or resort to any collateral security or other means of obtaining payment. Should an Event of Default have occurred and be continuing, the obligations of the Parent hereunder with respect to the Obligations shall, upon demand by the Administrative Agent, become immediately due and payable to the Administrative Agent, for the benefit of the Banks and the Agents, without demand or notice of any nature, all of which are expressly waived by the Parent. Payments by the Parent hereunder may be required by the Administrative Agent on any number of occasions. All payments by the Parent hereunder shall be made to the Administrative Agent, in the manner and at the place of payment specified therefor in Section 6.3.1 hereof, for the account of the Banks and the Agents.

       7.2. PARENT'S AGREEMENT TO PAY ENFORCEMENT COSTS, ETC. The Parent further agrees, as the principal obligor and not as a guarantor only, to pay to the Administrative Agent, on written demand, all reasonable costs and expenses (including court costs and reasonable legal expenses and either of (but not both) external or internal counsel) incurred or expended by any Agent or any Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Section 7 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in Section
6.11 hereof, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

       7.3. WAIVERS BY THE PARENT; BANKS' FREEDOM TO ACT. The Parent agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Bank with respect thereto. The Parent waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other Person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Parent agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Parent hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the

Administrative Agent or any Bank to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of this Credit Agreement, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which the Administrative Agent or any Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any Collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Administrative Agent or any Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Parent or otherwise operate as a release or discharge of the Parent (other than the payment in full, in cash, of all of the Obligations and the irrevocable termination of the Commitments), all of which may be done without notice to the Parent. To the fullest extent permitted by law, the Parent hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Administrative Agent or any Bank from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against the Parent before or after the Administrative Agent's or such Bank's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Administrative Agent or any Bank.

       7.4. UNENFORCEABILITY OF OBLIGATIONS AGAINST BORROWER. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason (other than the payment in full, in cash, of all of the Obligations and the irrevocable termination of the Commitments), to the extent permitted by law, this Guaranty shall nevertheless be binding on the Parent to the same extent as if the Parent at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of this Credit Agreement, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Parent.

       7.5. SUBROGATION; SUBORDINATION.

              7.5.1. POSTPONEMENT OF RIGHTS AGAINST BORROWER. Until the termination of the Commitments and final payment and performance in full in cash of all of the Loans and other accrued Obligations: the Parent shall not exercise any rights against the Borrower arising as a result of payment by the Parent hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Administrative Agent or any Bank in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; the Parent will not claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of the Parent to the Borrower; and the Parent waives any benefit of and any right to participate in any collateral security which may be held by the Administrative Agent or any Bank.

              7.5.2. SUBORDINATION. The payment of any amounts due with respect to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to the Parent is hereby subordinated to the prior payment in full in cash of all of the Obligations. The Parent agrees that, after the occurrence and during the continuance of any Event of Default, the Parent will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to such Parent until all of the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Parent shall collect, enforce or receive any amounts in respect of such indebtedness while an Event of Default shall have occurred and be continuing, such amounts shall be collected, enforced and received by the Parent as trustee for the Banks and the Administrative Agent and be paid over to the Administrative Agent, for the benefit of the Banks and the Administrative Agent, on account of the Obligations without affecting in any manner the liability of the Parent under the other provisions of this Guaranty.

              7.5.3. PROVISIONS SUPPLEMENTAL. The provisions of this Section 7.5 shall be supplemental to and not in derogation of any rights and remedies of the Banks and the Administrative Agent under any separate subordination agreement which the Administrative Agent may at any time and from time to time enter into with the Parent for the benefit of the Banks and the Administrative Agent.

       7.6. SECURITY; SETOFF. The Parent grants to the Agents and the Banks, as security for the full and punctual payment and performance of all of the Parent's obligations hereunder, a continuing Lien on and security interest in all securities or other property belonging to the Parent now or hereafter held by either Agent or such Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from either Agents or such Bank to the Parent or subject to withdrawal by the Parent. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, each of the Administrative Agent and the Banks is hereby authorized at any time and from time to time during the continuance of any payment Default or any Event of Default, without notice to the Parent (any such notice being expressly waived by the Parent) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Parent under this Guaranty, whether or not either Agent or such Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. The Agents and the Banks shall endeavor to give the Borrower prompt notice, in no event later than five (5) days after the application of such deposits, of such application, provided, however that failure of either Agent or any Bank to give the Borrower such notice shall not affect any of the Agents' or Banks' rights hereunder.

       7.7. FURTHER ASSURANCES. The Parent agrees that it will from time to time, at the request of the Administrative Agent, do all such things and execute all such documents as the Administrative Agent may reasonably consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Banks and the Agents hereunder. The Parent acknowledges and confirms that it has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by it concerning the financial condition of the Borrower and that it will look to the Borrower and not to either Agent or any Bank in order for it to keep adequately informed of changes in any of the Borrower's financial condition.

       7.8. REINSTATEMENT; VOIDED PAYMENT. Notwithstanding any termination of this Guaranty upon the final payment in full, in cash, of the Obligations, this Guaranty shall continue to be effective or be reinstated, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by either Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received. To the extent that the Borrower or any Guarantor of or provider of collateral for the Obligations makes any payment on the Obligations that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment, a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Obligations that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from either Agent or any Bank, an Event of Default shall be deemed to have existed and to be continuing under this Credit Agreement from the date of such Agent's or such Bank's initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to such Agent or such Bank.

       7.9. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Parent, its successors and assigns, and shall inure to the benefit of the Agents and the Banks and their respective successors, and permitted transferees and assigns. Without limiting the generality of the foregoing sentence, each Bank may, in accordance with the provisions of Section 21 and subject to the limitations set forth therein, assign or otherwise transfer this Credit Agreement, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Bank herein. The Parent may not assign any of its obligations hereunder.

                           8. SECURITY AND GUARANTIES.

      8.1. SECURITY OF BORROWER. The Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of the Borrower, whether now owned or hereafter acquired, including all of the stock or other equity interests of each of its Domestic Subsidiaries and up to sixty five percent (65%) of the equity interests of each of its direct Foreign Subsidiaries, pursuant to the terms of the Security Documents to which the Borrower is a party.

      8.2. GUARANTY AND SECURITY OF THE PARENT. The obligations of the Parent under the Parent Guaranty shall be secured by (a) a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of the Parent, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents, and (b) a pledge by the Parent of (i) all of the capital stock or other applicable equity interests of the Borrower and any other Domestic Subsidiary owned by the Parent pursuant to the terms of the Security Documents and (ii) sixty five percent (65%) of the capital stock or other applicable equity interests of the Parent's direct Foreign Subsidiaries pursuant to the terms of the Security Documents; provided, however that as of the First Closing Date such security interests shall not include foreign patents or other foreign intellectual property of the Parent, but the Administrative Agent reserves the right to request, and the Parent agrees to take all reasonable steps necessary or advisable to grant to the Administrative Agent, for the benefit of the Banks and the Administrative Agent, in the event of such request, a perfected first priority security interest in the foreign patents and other foreign intellectual property of the Parent in accordance with Section 10.20 hereof.

      8.3. GUARANTIES AND SECURITY OF SUBSIDIARIES. The Obligations shall also be guaranteed by the Domestic Subsidiaries of the Parent (other than the Borrower) and the Borrower pursuant to the terms of the Subsidiary Guaranty. The obligations of the Parent's or, as the case may be, the Borrower's Domestic Subsidiaries that are Guarantors under the Subsidiary Guaranty shall be in turn secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of each such Domestic Subsidiary, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Domestic Subsidiary is a party and 65% of the equity interests of each of its direct Foreign Subsidiaries that are Significant Subsidiaries; provided, however that as of the First Closing Date such security interests shall not include foreign patents or other foreign intellectual property of the Domestic Subsidiaries, but the Administrative Agent reserves the right to request, and the Domestic Subsidiaries agree to take all reasonable steps necessary or advisable to grant to the Administrative Agent, for the benefit of the Banks and the Administrative Agent, in the event of such request, a perfected first priority security interest in the foreign patents and other foreign intellectual property of the Domestic Subsidiaries in accordance with Section 10.20 hereof.

                       9. REPRESENTATIONS AND WARRANTIES.

      The Parent and the Borrower each jointly and severally represents and warrants to the Banks and the Agents as follows:

      9.1. CORPORATE AUTHORITY.

             9.1.1. INCORPORATION; GOOD STANDING. Each of the Parent, the Borrower and each of their Subsidiaries (i) is a corporation (or similar business entity) duly organized, validly existing and in good standing under the laws of its state and country of incorporation, (ii) has all requisite corporate (or similar business entity) power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Parent or its Subsidiaries.

             9.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Parent, the Borrower or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (i) are within the corporate authority of such Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Parent, the Borrower or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Parent, the Borrower or any of their Subsidiaries and
      (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Parent or any of their Subsidiaries.

             9.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Parent, the Borrower or any of their Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

      9.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by the Parent, the Borrower and any of their Subsidiaries of this Credit Agreement and the other Loan Documents to which the Parent, the Borrower or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained (or those which are not yet required as of the date this representation is made).

      9.3. TITLE TO PROPERTIES; LEASES. Except as indicated on Schedule 9.3 hereto, the Parent, the Borrower and each of their Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Parent, the Borrower and each of their Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens and liens being released on or prior to the Initial Closing Date.

      9.4. FINANCIAL STATEMENTS AND PROJECTIONS.

             9.4.1. FISCAL YEAR. The Parent, the Borrower and each of their Subsidiaries has a Fiscal Year which is the twelve months ending on the Saturday closest to June 30 of each calendar year, with the first three fiscal quarters consisting of approximately thirteen week periods respectively and the fourth fiscal quarter ending on the Saturday closest to June 30 of each calendar year (each a "Fiscal Quarter").

             9.4.2. FINANCIAL STATEMENTS. There has been furnished to the Administrative Agent a consolidated balance sheet of the Parent, the Borrower and each of their Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income for the Fiscal Year then ended, certified by the Parent's independent certified public accountants. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Borrower as at the close of business on the date thereof and the results of operations for the Fiscal Year then ended. There are no contingent liabilities of the Parent, the Borrower or any of their Subsidiaries as of such date involving material amounts, known to the officers of the Parent or the Borrower not disclosed in said balance sheet and the related notes thereto.

             9.4.3. PROJECTIONS. The projections of the balance sheet, cash flow and income statements of the Parent, the Borrower and each of their Subsidiaries on a consolidated basis for the Fiscal Years 2000 through 2005, including monthly income statements and balance sheets for Fiscal Year 2001, copies of which have been delivered to each Bank, disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. As of the Initial Closing Date, to the knowledge of the Parent, the Borrower or any of their Subsidiaries, no facts existed that (individually or in the aggregate) materially change any of such projections when given. The projections are based upon reasonable estimates and assumptions in light of the circumstances under which they were made, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Parent and the Borrower of the results of operations and other information projected therein, provided that, with respect to projected financial information, the Parent and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Any forward looking statements contained therein are inherently subject to risk and uncertainties, many of which cannot be predicted with accuracy, and some of which might not be anticipated. Future events and actual results, financial or otherwise, could differ materially from those set forth therein or contemplated by the forward looking statements contained therein.

      9.5. NO MATERIAL CHANGES, ETC. Since the Balance Sheet Date there has occurred no materially adverse change in the financial condition or business of the Parent, the Borrower and each of their Subsidiaries as shown on or reflected in the consolidated balance sheet of the Parent, the Borrower and each of their Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the Fiscal Year then ended, other than changes in the ordinary course of business that have not had a Material Adverse Effect. Since the Balance Sheet Date, neither the Parent, the Borrower nor any of their Subsidiaries has made any Distributions other than those Distributions permitted hereunder.

      9.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. Each of the Parent, the Borrower and each of their Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others, except to the extent where the failure to have the same could not be reasonably expected to have a Material Adverse Effect.

      9.7. LITIGATION. Except as set forth on Schedule 9.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Parent, the Borrower or any of their Subsidiaries before any court, tribunal or administrative agency or board that, has a reasonable likelihood of being adversely determined and if adversely determined, could reasonably be expected to have, either in any case or in the aggregate, a Material Adverse Effect or materially impair the right of the Parent, the Borrower and each of their Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Parent and the Borrower, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

      9.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. None of the Parent, the Borrower nor any of their Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a Material Adverse Effect. None of the Parent, the Borrower nor any of their

Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Parent and the Borrower's officers, to have a Material Adverse Effect.

      9.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. Neither the Parent nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or cause a Material Adverse Effect.

      9.10. TAX STATUS. The Parent, the Borrower and each of their Subsidiaries
(i) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (ii) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, in each case prior to any date on which any fee or penalty for non-payment thereof could be imposed (or any such fee or penalty has been paid) except those being contested in good faith and by appropriate proceedings and (iii) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as disclosed from time to time to the Administrative Agent by the Parent, the Borrower and each of their Subsidiaries and adequately reserved for as set forth in clause (iii) above, there are no other unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim. The Borrowing Base Report most recently delivered to the Administrative Agent sets forth the amount of reserves established by the Parent, the Borrower and each of their Subsidiaries to cover the Parent's, the Borrower's or such Subsidiary's sales or use tax obligations in each jurisdiction where the Parent, the Borrower or such Subsidiary is required to pay such taxes. Such reserves are adequate for the payment of all of such obligations.

      9.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

      9.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Parent, the Borrower nor any of their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

      9.13. ABSENCE OF FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens, and liens being released on or prior to the Initial Closing Date there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Parent, the Borrower or any of their Subsidiaries or rights thereunder.

      9.14. PERFECTION OF SECURITY INTEREST. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Administrative Agent's security interest in the Collateral. The Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. Each of the Borrower and the Guarantors, as applicable, is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens and except for liens being released on or prior to the Initial Closing.

      9.15. CERTAIN TRANSACTIONS. Except for (i) transactions as set forth on
Schedule 9.15 hereto, (ii) transactions specifically permitted under Section 11.1(g) and (h) and Section 11.3(f) and (g), (iii) transactions among the Borrower and their Domestic Subsidiaries, and (iv) transactions between (A) the Borrower or any Domestic Subsidiary and (B) Bell Canada or any other Significant Foreign Subsidiary, which transactions are not below cost, and (v) transactions among Significant Foreign Subsidiaries and (vi) arm's length transactions pursuant to which the Parent, the Borrower or any of their Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Parent, the Borrower or any Domestic Subsidiary could obtain from third parties; none of the officers, directors, or employees of the Parent, the Borrower or any of their Subsidiaries is presently a party to any transaction with the Parent, the Borrower or any of their Subsidiaries (other than for reasonable fees, expenses and compensation to and indemnity provided for employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

      9.16. EMPLOYEE BENEFIT PLANS.

             9.16.1. IN GENERAL. Except as set forth in Schedule 9.16.1 or for violations which, individually or in aggregate, could not be reasonably expected to have a Material Adverse Effect, each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by
      Section 412 of ERISA. The Borrower or the Parent, as the case may be, has heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under Section 103(d) of ERISA, with respect to each

      Guaranteed Pension Plan maintained or contributed to as of the date of this Agreement.

             9.16.2. TERMINABILITY OF WELFARE PLANS. As of the date of this Agreement, no Employee Benefit Plan, which is an employee welfare benefit plan within the meaning of Section 3(1) or Section 3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment constituting a material liability to the sponsor thereof, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. The Borrower or the Parent may terminate each such plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower or the Parent, respectively, without liability to any Person other than for claims arising prior to termination.

             9.16.3. GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of Section 302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and the Borrower is not obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to
      Section 307 of ERISA or Section 401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Parent or the Borrower with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans by more than $3,000,000, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

             9.16.4. MULTIEMPLOYER PLANS. Neither the Borrower nor the Parent, has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Borrower nor any ERISA Affiliate has not been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

             9.17. USE OF PROCEEDS.

             9.17.1. GENERAL. The Borrower will use the proceeds of the Loans solely as follows:

             (a) with respect to the Revolving Credit Loans, (i) not more than $20,000,000 of such proceeds shall be used (A) to effect the Recapitalization and (B) to repurchase or redeem the 11% Notes, the 4 1/4% Convertible Subordinated Notes, the 14% Senior Discount Notes and the 18% Senior Merger Debentures, and (ii) to fund ongoing working capital needs (including the refinancing of the Existing Credit Agreement), Capital Expenditures, Permitted Acquisitions, Permitted Foreign Acquisitions, and for general corporate purposes and certain other acquisition costs and expenses with the prior consent of the Administrative Agent; the Borrower will obtain Letters of Credit solely for working capital and general corporate purposes; and

             (b) with respect to the Term Loans, to repurchase or redeem the 11% Notes, the 4 1/4% Convertible Subordinated Notes, the 14% Senior Discount Notes and the 18% Senior Merger Debentures, to the extent such notes or debentures are tendered or redeemed such Term Loans are available for such purposes pursuant to Section 4.1.3.

             9.17.2. REGULATIONS U AND X. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

             9.17.3. INELIGIBLE SECURITIES. No portion of the proceeds of any Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within 30 days thereafter, any Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary.

      9.18. ENVIRONMENTAL COMPLIANCE. The Parent, the Borrower and each of their Subsidiaries have taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, have determined that:

             (a) none of the Parent, the Borrower, their Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and

      Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation could have a Material Adverse Effect or a materially adverse effect on the environment;

             (b) except as set forth on Schedule 9.18, neither the Parent, the Borrower nor any of their Subsidiaries has received written notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Parent, the Borrower or any of their Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

             (c) except as set forth on Schedule 9.18 attached hereto: (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws or to the extent the same would be unlikely to have a material adverse effect on the value of the Real Estate or a Material Adverse Effect; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Parent, the Borrower, their Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Parent, the Borrower or their Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment or a Material Adverse Effect; (iv) to the best of the Borrower's and the Parent's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of the Real Estate or a Material Adverse Effect; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's and the Parent's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

             (d) none of the Parent, the Borrower and each of their Subsidiaries, any Mortgaged Property or any of the other Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

      9.19. SUBSIDIARIES, ETC.

             9.19.1. EXISTING SUBSIDIARIES. Schedule 9.19 (as amended and in effect from time to time pursuant to Section 10.16) sets forth the Subsidiaries of the Parent and the Borrower. Except as set forth on
      Schedule 9.19 hereto, neither the Parent, the Borrower nor any Subsidiary of the Parent or Borrower is engaged in any joint venture or partnership with any other Person. Bell Sports Ireland Limited was dissolved as of June 13, 2000 and no longer exists.

             9.19.2. INSIGNIFICANT SUBSIDIARIES. Each of the Insignificant Subsidiaries has transferred or is in the process of transferring to the Borrower all of its assets, including without limitation all intellectual property. None of the Insignificant Subsidiaries is currently engaged in any business of any sort.

      9.20. BANK ACCOUNTS. Schedule 9.20 (as amended and in effect from time to time pursuant to Section 10.14.3) sets forth the account numbers and location of all Local Accounts and all other United States or Canadian bank accounts of the Parent, the Borrower or any of their Subsidiaries.

      9.21. DISCLOSURE. None of this Credit Agreement or any of the other Loan Documents contains any untrue statement of a material fact or omits to state a material fact (known to the Parent, the Borrower or any of their Subsidiaries in the case of any document or information not furnished by it or any of their Subsidiaries) necessary in order to make the statements herein or therein not misleading. There is no fact known to the Parent, the Borrower or any of their Subsidiaries which presently gives rise to or could reasonably be expected to result in a Material Adverse Effect exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions. With respect to projected financial information, the Parent, the Borrower and their Subsidiaries represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Any forward looking statements contained therein are inherently subject to risk and uncertainties, many of which cannot be predicted with accuracy, and some of which might not be anticipated. Future events and actual results, financial or otherwise, could differ materially from those set forth therein or contemplated by the forward looking statements contained therein.

      9.22. CASH CONTRIBUTIONS. As of the Initial Closing Date, the Parent has received cash capital contributions from the Chartwell Investors in an aggregate amount equal to not less than $101,000,000 and from other investors in the Parent in an aggregate amount equal to not less than $6,000,000, as provided under the Recapitalization Documents.

      9.23. RECAPITALIZATION DOCUMENTS. The Borrower has furnished to the Administrative Agent true, complete and correct copies of the Recapitalization Documents (including all schedules, exhibits and annexes thereto) as in effect on the Initial Closing Date.

      9.24. MEZZANINE DOCUMENTS. The Borrower has furnished to the Administrative Agent true, complete and correct copies of the Mezzanine Documents (including schedules, exhibits and annexes thereto) as in effect on the Initial Closing Date. As of the Initial Closing Date, each of the representations and warranties set forth in Section 7 of the Mezzanine Capital Agreement are true and correct.

      9.25. LOANS AND SENIOR INDEBTEDNESS. All Indebtedness of the Borrower and the Parent to the Banks in respect of the principal of and interest on the Loans constitutes "Superior Indebtedness", "Senior Indebtedness" or "Senior Debt" (or the analogous term used therein) under the terms of any instrument evidencing or pursuant to which there is issued indebtedness which purports to be Subordinated Debt of the Borrower or the Parent.

      9.26. INSURANCE. The Borrower, the Parent and each of their Subsidiaries maintains with financially sound and reputable insurers, insurance with respect to its properties and businesses against such casualties and contingencies as are in accordance with sound business practices, consistent in all material respects with coverage being more fully described on Schedule 9.26 hereto, unless such inconsistency could not be reasonably expected to have a Material Adverse Effect.

            10. AFFIRMATIVE COVENANTS OF THE BORROWER AND THE PARENT.

      The Borrower and the Parent each jointly and severally covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

      10.1. PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the Commitment Fees, the Administrative Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Parent or any of its Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

      10.2. MAINTENANCE OF OFFICE. Each of the Parent, the Borrower and each of their Subsidiaries will maintain its chief executive office in the locations set forth on Schedule 10.2, or at such other place in the United States of America as such Person shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon such Person in respect of the Loan Documents may be given or made.

      10.3. RECORDS AND ACCOUNTS. Each of the Parent and the Borrower will (i) keep, and cause each of their Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles, (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves, and (iii) at all times engage PricewaterhouseCoopers LLP or other independent certified public accountants satisfactory to the Administrative Agent as the independent certified public accountants of the Parent, the Borrower and each of their Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Parent, the Borrower and each of their Subsidiaries and the appointment in such capacity of a successor firm as shall be satisfactory to the Administrative Agent.

      10.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrower will deliver to each of the Banks:

             (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each Fiscal Year, the consolidated and consolidating balance sheets of the Parent and its Subsidiaries, each as at the end of such year, and the related consolidated and consolidating statements of income and consolidated and consolidating statements of cash flow for such year, each setting forth in comparative form the figures for the previous Fiscal Year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified as to consolidated statements, without qualification and without an expression of uncertainty as to the ability of the Parent or any of its Subsidiaries to continue as going concerns, by PricewaterhouseCoopers LLP or by other independent certified public accountants satisfactory to the Administrative Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Banks for failure to obtain knowledge of any Default or Event of Default;

             (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of the Borrower, copies of the unaudited consolidated and consolidating balance sheets of the Parent and its Subsidiaries, each as at the end of such quarter, and the related consolidated and consolidating statements of income and consolidated and consolidating statements of cash flow for the portion of the Fiscal Year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the consolidated financial position of the Parent and its Subsidiaries and the consolidating financial position of the Parent and each of the Significant Subsidiaries on the date thereof (subject to year-end adjustments in conformity with rules for interim financial reporting and lack of footnotes)(solely for the purposes of this clause (b), consolidating reporting shall be limited to the Parent, the Borrower and the Significant Subsidiaries);

             (c) as soon as practicable, but in any event within thirty (30) days after the end of each month in each Fiscal Year, unaudited monthly consolidated financial statements of the Parent and its Subsidiaries for such month, each prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial condition of the Parent, the Borrower and each of their Subsidiaries on the date thereof (subject to year-end adjustments in conformity with rules for interim financial reporting and lack of footnotes);

             (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of Exhibit E hereto (the "Compliance Certificate") and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 12 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

             (e) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrower;

             (f) within twenty (20) days after the end of each calendar month or at such earlier time as the Administrative Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as at the end of such calendar month or other date so requested by the Administrative Agent;

             (g) within twenty (20) days after the end of each calendar month, an Accounts Receivable aging report;

             (h) not later than sixty (60) days after the commencement of each Fiscal Year, the budget of the Parent, the Borrower and each of their Subsidiaries for such Fiscal Year; and

             (i) from time to time such other financial data and information (including accountants, management letters) as the Administrative Agent or any Bank may reasonably request.

      10.5. NOTICES.

             10.5.1. DEFAULTS. The Borrower will promptly notify the Administrative Agent and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of Indebtedness, indenture or other obligation in a principal amount not less than $500,000 to which or with respect to which the Parent, the Borrower or any of their Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Administrative Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

             10.5.2. ENVIRONMENTAL EVENTS. The Borrower will promptly give notice to the Administrative Agent (i) of any violation of any Environmental Law that the Parent, the Borrower or any of their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a written notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that is reasonably likely to result in a Material Adverse Effect.

             10.5.3. NOTIFICATION OF CLAIMS AGAINST COLLATERAL. The Borrower will, promptly upon becoming aware thereof, notify the Administrative Agent in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Administrative Agent's rights with respect to the Collateral, are subject, provided that the Borrower shall only be required to notify the Administrative Agent of claims against individual Accounts Receivable which exceed $750,000.

             10.5.4. NOTICE OF LITIGATION AND JUDGMENTS. Each of the Parent and the Borrower will, and will cause each of their Subsidiaries to, give notice to the

      Administrative Agent in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Parent, the Borrower or any of their Subsidiaries or to which the Parent or any of their Subsidiaries is or becomes a party involving an uninsured claim against the Parent, the Borrower or any of their Subsidiaries that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings. Each of the Parent and the Borrower will, and will cause each of their Subsidiaries to, give notice to the Administrative Agent, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Parent, the Borrower or any of their Subsidiaries in an amount in excess of $1,000,000.

             10.5.5. NOTICES CONCERNING INVENTORY COLLATERAL. The Borrower shall provide to the Administrative Agent prompt notice of (i) any physical count of the Borrower's or any of its Subsidiaries' inventory, together with a copy of the results thereof certified by the Borrower or such Subsidiary, (ii) any determination by the Borrower or any of its Subsidiaries that the inventory levels of the Borrower or such Subsidiary are not adequate to meet the sales projections of the Borrower or such Subsidiary, (iii), details of all credit card arrangements to which the Borrower or any of it Subsidiaries is from time to time a party, including details relating to the Borrower's or such Subsidiary's compliance with the terms of payment to the Local Account or the Fleet Concentration Account of the proceeds of all credit card charges for sales by the Borrower or such Subsidiary, and (iv) any failure of the Parent, the Borrower or any of their Subsidiaries to pay rent at any location, which failure continues for more than five (5) Business Days following the day on which such rent is due and payable by the Parent, the Borrower or such Subsidiary. If so requested by the Administrative Agent or any Bank, the Borrower shall provide to the Administrative Agent or such Bank copies of all advertising by the Parent, the Borrower or any of their Subsidiaries including copies of all print advertising and duplicate tapes of all video and radio advertising.

             10.5.6. OTHER NOTICES. Concurrently with the delivery thereof, the Borrower shall deliver to the Administrative Agent a copy of any notice required to be delivered in connection with any of the Subordinated Debt documents.

      10.6. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES. Each of the Parent and the Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights and franchises and those of their Subsidiaries, without at least thirty (30) days prior written notice to the Administrative Agent, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. It (i) will cause all of its properties and those of their Significant Subsidiaries used or useful in the conduct of its business or the business of their Subsidiaries to be maintained and kept in good condition, repair and working order subject to ordinary wear and tear and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Parent or, as the case may be, the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of their Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this Section 10.6 shall prevent the Parent or the Borrower from discontinuing the operation and maintenance of any of its properties or those of their Subsidiaries if such discontinuance is, in the judgment of the Parent or, as the case may be, the Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Parent, the Borrower and each of their Subsidiaries on a consolidated basis.

      10.7. INSURANCE. Each of the Parent and the Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreement and consistent in all material respects with the coverage more fully described on Schedule 9.26, unless such inconsistency could not reasonably be expected to have a Material Adverse Effect. Each of the Parent and the Borrower will, and will cause each of their Subsidiaries to, maintain insurance on the Mortgaged Properties in accordance with the terms of the Mortgages.

      10.8. TAXES. Each of the Parent and the Borrower will, and will cause each of their Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges (other than taxes, assessments and other governmental charges imposed by foreign jurisdictions that in the aggregate are not material to the business or assets of the Parent or the Borrower on an individual basis or of the Parent, the Borrower and each of their Subsidiaries on a consolidated basis) imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Parent, the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that the Parent, the Borrower and each Subsidiary of the Parent or the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

      10.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.

             10.9.1. GENERAL. The Parent and the Borrower shall permit the Banks, through the Administrative Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Parent or any of its Subsidiaries, to examine the books of account of the Parent, the Borrower and each of their Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Parent, the Borrower and each of their Subsidiaries with, to be advised as to the same by, its and their officers, and to conduct examinations and verifications (whether by internal commercial finance examiners or independent auditors) of all components included in the Borrowing Base, the other assets of the Parent, the Borrower and their respective Subsidiaries, the business properties or financial condition of the Parent, the Borrower and their respective Subsidiaries, the appropriateness of Borrowing Base advance rates and all systems and procedures of the Parent, the Borrower and their respective Subsidiaries including those relating to cash management, all at such reasonable times and intervals as the Administrative Agent or any Bank may reasonably request. The Administrative Agent may, at the Borrower's expense, participate in or observe any physical count of inventory included in the Collateral.

             10.9.2. COLLATERAL REPORTS. No more frequently than two (2) times during each calendar year, or more frequently as determined by the Administrative Agent if an Event of Default shall have occurred and be continuing, upon the request of the Administrative Agent, the Borrower will obtain and deliver to the Administrative Agent, or, if the Administrative Agent so elects, will cooperate with the Administrative Agent in the Administrative Agent's obtaining, a report of an independent collateral auditor satisfactory to the Administrative Agent (which may be affiliated with one of the Banks) with respect to the Accounts Receivable and inventory components included in the Borrowing Base, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Accounts Receivable (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Borrower or its applicable Subsidiary) and inventory (including verification as to the value, location and respective types). All such collateral value reports shall be conducted and made at the expense of the Borrower.

             10.9.3. APPRAISALS. No more frequently than once each calendar year, or more frequently as determined by the Administrative Agent if an Event of Default shall have occurred and be continuing, upon the request of the Administrative Agent, the Borrower will obtain and deliver to the Administrative Agent appraisal reports in form and substance and from appraisers satisfactory to the Administrative Agent, stating (i) the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the equipment or real estate owned by the Parent, the Borrower or any of their Subsidiaries and (ii) the then current business value of each of the Parent, the Borrower and each of their Subsidiaries. All such appraisals shall be conducted and made at the expense of the Borrower.

             10.9.4. ENVIRONMENTAL ASSESSMENTS. Whether or not an Event of Default shall have occurred, the Administrative Agent may, from time to time, in its discretion for the purpose of assessing and ensuring the value of any Mortgaged Property, obtain one or more environmental assessments or audits of such Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Administrative Agent to evaluate or confirm (i) whether any Hazardous Materials are present in the soil or water at such Mortgaged Property and (ii) whether the use and operation of such Mortgaged Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Administrative Agent deems appropriate. So long as no Event of Default shall have occurred and be continuing and no event has occurred which the Administrative Agent has determined in its sole discretion would be likely to result in material non-compliance of any Environmental Law, only one such environmental assessment shall be conducted and made at the expense of the Borrower.

             10.9.5. COMMUNICATION WITH ACCOUNTANTS. The Parent and the Borrower authorize the Administrative Agent and, if accompanied by the Administrative Agent, the Banks to communicate directly with the Parent and the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Administrative Agent and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Parent, the Borrower or any of their Subsidiaries. At the request of the Administrative Agent, the Parent, or, as the case may be, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 10.9.5.

      10.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Each of the Parent and the Borrower will, and will cause each of its Subsidiaries, (a) to comply with the provisions of its charter documents and by-laws, and (b) except where the failure to so comply would not be reasonably likely to have a Material Adverse Effect, to comply with (i) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (ii) all agreements and instruments by which it or any of its properties may be bound and (iii) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Parent, the Borrower or any of their Subsidiaries may fulfill any of its Obligations hereunder or any of the other Loan Documents to which the Parent, the Borrower or such Subsidiary is a party, each of the Parent and the Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of the Parent, the Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Banks with evidence thereof.

      10.11. EMPLOYEE BENEFIT PLANS. The Parent or the Borrower, as applicable, will (i) promptly upon request of the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under Section 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan, (ii) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under Sections 302, 4041, 4042, 4043, 4063, 4066 and 4068 of ERISA, or in
respect of a Multiemployer Plan, under Sections 4041A, 4202, 4219, 4242, or 4245 of ERISA and (iii) promptly upon learning of or having reason to know of any action, event, or circumstance which would give rise to a violation of Section
11.09 if the definition of Guaranteed Pension Plan for purposes of that Section included plans of ERISA Affiliates, furnish to the Administrative Agent a written notice from the Chief Financial Officer of the Borrower describing such plan and that action, event or circumstances, and such other information as the Administrative Agent may request.

      10.12. USE OF PROCEEDS. The Borrower will use the proceeds of the Loans and will obtain Letters of Credit solely for the purposes set forth in Section
9.17.1 hereof.

         10.13. ADDITIONAL MORTGAGED PROPERTY. If, after the Initial Closing Date, the Parent, the Borrower or any of their Subsidiaries acquires or leases for a term in excess of five (5) years with annual rental in excess of $500,000, real estate used as a manufacturing or warehouse facility, each of the Parent and the Borrower shall, or shall cause such Subsidiary to, forthwith deliver to the Administrative Agent a fully executed mortgage or deed of trust over such Real Estate, in form and substance satisfactory to the Administrative Agent, together with title insurance policies, surveys, evidences of insurances with the Administrative Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such real estate as was required for Real Estate of the Parent, the Borrower or such Subsidiary as of the Initial Closing Date. Each of the Parent and the Borrower further agrees that, following the taking of such actions with respect to such real estate, the Administrative Agent shall have for the benefit of the Banks and the Agents a valid and enforceable first priority mortgage or deed of trust over such real estate, free and clear of all defects and encumbrances except for Permitted Liens.

      10.14. BANK ACCOUNTS.

             10.14.1. GENERAL. Within thirty (30) days after the Initial Closing Date, each of the Parent and the Borrower will, and will cause each of their Subsidiaries to, (i) establish a depository account (the "Fleet Concentration Account") under the control of the Administrative Agent for the benefit of the Banks and the Administrative Agent, in the name of the Borrower, (ii) promptly after the Initial Closing Date instruct all account debtors and other obligors, pursuant to notices of assignment and instruction letters in form and substance satisfactory to the Administrative Agent, to the extent the same are not already so doing, to remit all cash proceeds of Accounts Receivable to local depository accounts ("Local Accounts") with financial institutions which have entered into agency account agreements and, if applicable, lock box agreements (collectively, "Agency Account Agreements") in form and substance satisfactory to the Administrative Agent, (iii) direct all depository institutions with Local Accounts, only upon receipt of notice from the Administrative Agent, to cause all funds held in each such Local Account to be transferred no less frequently than once each day to, and only to the Fleet Concentration Account, and (iv) at all times ensure that immediately upon the Parent's or any of its Subsidiaries' receipt of any funds constituting or cash proceeds of any Collateral, all such amounts shall have been deposited in a Local Account or the Fleet Concentration Account. The Administrative Agent may deliver the notice referenced in clause (iii) above only in the event of a Default or Event of Default hereunder. Upon the written request of the Borrower, if such Event of Default is no longer continuing, the Administrative Agent shall notify each of the depository institutions referenced above, to which the Administrative Agent shall have previously given notice hereunder, of the fact that such notice is withdrawn and shall instruct each such depository institution to cease the transfer of funds to the Fleet Concentration Account unless and until it again receives notice from the Administrative Agent.

             10.14.2. ACKNOWLEDGMENT OF APPLICATION. The Borrower hereby agrees that all amounts received by the Administrative Agent in the Fleet Concentration Account will be the sole and exclusive property of the Administrative Agent, for the accounts of the Banks and the Administrative Agent, to be applied in accordance Section 2.11 or Section 2.12 as applicable.

             10.14.2. NEW BANK ACCOUNTS. If, after the Initial Closing Date, the Parent, the Borrower or any of their Subsidiaries creates or acquires, any bank account located in the United States or Canada, such Person will immediately notify the Administrative Agent and the Banks of such creation or acquisition, as the case may be, and provide the Administrative Agent and the Banks with an updated Schedule 9.20 and execute such documentation as may be required hereunder or under the Security Documents in connection therewith.

      10.15. FURTHER ASSURANCES. The Parent will, and will cause each of its Subsidiaries to, cooperate with the Banks and the Administrative Agent and execute such further instruments and documents as the Banks or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

      10.16. SUBSIDIARIES.

             10.16.1. ADDITIONAL SUBSIDIARIES. If, after the Initial Closing Date, the Parent, the Borrower or any of their Subsidiaries creates or acquires, either directly or indirectly, any Subsidiary, it will immediately notify the Administrative Agent and the Banks of such creation or acquisition, as the case may be, and provide the Administrative Agent and the Banks with an updated
      Schedule 9.19 and take all other action required by Section 10.17 and
      Section 10.18 hereof.

             10.16.2. INSIGNIFICANT SUBSIDIARIES. The Parent, the Borrower and each of their Subsidiaries shall diligently pursue the dissolutions of each of the Insignificant Subsidiaries, which dissolutions shall in any event have occurred no later than March 31, 2001, and shall promptly upon each such dissolution forward to the Administrative Agent reasonably satisfactory evidence thereof. The Parent, the Borrower and each of their Subsidiaries shall diligently pursue the transfer of all of the assets, including without limitation all intellectual property, of any Insignificant Subsidiaries, which transfers shall in any event have occurred no later than December 31, 2000.

      10.17. NEW GUARANTORS. The Borrower and the Parent will cause each Domestic Subsidiary created, acquired or otherwise existing, on or after the Initial Closing Date to immediately become a Guarantor and shall cause such Domestic Subsidiary to execute and deliver to the Administrative Agent, for the benefit of the Agents and the Banks, (a) a Joinder, and (b) further Security Documents or other instruments and documents as the Administrative Agent may require in order to grant to the Administrative Agent a first priority perfected security interest in such Subsidiary's assets, including 65% of the equity interests of each of its direct Foreign Subsidiaries that are Significant Subsidiaries, together with legal opinions in form and substance satisfactory to the Administrative Agent to be delivered to the Administrative Agent and the Banks opining as to authorization, validity and enforceability of such Guaranty and Security Documents and (as to the applicable Security Documents) the perfection of such security interests.

      10.18. PLEDGE OF EQUITY INTERESTS. Each of the Borrower and the Parent shall grant to the Administrative Agent, for the benefit of the Banks and the Agents, a pledge of, and shall take all steps necessary or advisable under applicable law to establish and perfect the Administrative Agent's security interest in, all of the equity interests (on a fully diluted basis) of any newly-created or acquired Domestic Subsidiaries of the Parent or the Borrower and sixty-five percent (65%) of the equity interests of any newly-created or acquired direct Foreign Subsidiaries held by the Parent or the Borrower as security for the payment and performance in full of the Obligations, including amendments to the Stock Pledge Agreement.

      10.19. INTEREST RATE PROTECTION. The Borrower will, not later than ninety
(90) days from the Second Closing Date, purchase and maintain an interest cap or swap or effect other interest rate protection arrangements in a nominal amount equal to fifty percent (50%) of its aggregate long-term Indebtedness minus the amount of any of such Indebtedness which bears interest at a fixed rate, for a period of not less than two (2) years and on terms and conditions otherwise satisfactory to the Administrative Agent.

      10.20. SECURITY INTEREST IN FOREIGN PATENTS. The Parent, the Borrower and each of their Subsidiaries, as the case may be, shall grant to the Administrative Agent, for the benefit of the Banks and the Administrative Agent, upon the Administrative Agent's request, a security interest in, and shall take all steps necessary or advisable under applicable law, to establish and perfect the Administrative Agent's security interest in, all of the foreign patents of such Person pursuant to a patent assignment and security agreement which shall be in form and substance reasonably satisfactory to the Administrative Agent.

             11. CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND THE
                                    PARENT.

      The Borrower and the Parent each jointly and severally covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of Credit:

      11.1. RESTRICTIONS ON INDEBTEDNESS. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

             (a) Indebtedness to the Banks and the Agents arising under any of the Loan Documents;

             (b) Indebtedness of the Borrower and its Subsidiaries resulting from endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

             (c) Mezzanine Capital not to exceed the amount permitted to be funded under Section 4.1.3;

             (d) purchase money Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Parent, the Borrower or any of their Subsidiaries or under any Capitalized Lease and any refunding, refinancing, modification and amendment thereof, which does not have the effect of increasing the principal amount thereof (or accreted value thereof) plus accrued and unpaid interest on the Indebtedness so refunded, refinanced, modified or amended (plus the amount of necessary fees and expenses incurred in connection therewith and any premiums paid on the Indebtedness repaid), or reducing the weighted average life of maturity thereof, provided that such Indebtedness is incurred within ninety (90) days following such acquisition, it does not exceed 100% of the purchase price thereof and the aggregate principal amount of such Indebtedness of the Parent, the Borrower and each of their Subsidiaries shall not exceed the outstanding aggregate principal amount of $2,500,000 at any one time;

             (e) Indebtedness existing on the date of this Credit Agreement and listed and described on Schedule 11.1 hereto, and any refunding, refinancing, modification and amendment thereof, which does not have the effect of increasing the principal amount thereof (or accreted value thereof) plus accrued and unpaid interest on the Indebtedness so refunded, refinanced, modified or amended (plus the amount of necessary fees and expenses incurred in connection therewith and any premiums paid on the Indebtedness repaid), or reducing the weighted average life of maturity thereof and which is otherwise on terms and conditions not materially less favorable to the Borrower, its Subsidiaries, the Agents or the Banks as determined by the Administrative Agent, than the terms of the Indebtedness being refinanced;

             (f) subordinated unsecured Indebtedness of the Parent to the Chartwell Investors in an aggregate principal amount (when incurred) not to exceed $5,000,000 at any time outstanding, the terms and conditions of which shall be reasonably satisfactory to the Banks;

             (g) Indebtedness of the Borrower, the Parent (solely to the extent permitted under Section 11.4) or a Domestic Subsidiary, to the Borrower or the Parent or another Domestic Subsidiary of either the Borrower or the Parent, so long as such Indebtedness is subordinated to the prior payment in full of the Obligations pursuant to terms of the Intercompany Subordination Agreement and is evidenced by a promissory note, substantially in the form of Exhibit H hereto or otherwise on terms and conditions satisfactory to the Administrative Agent, which promissory note shall have been pledged and delivered to the Administrative Agent as security for the Obligations;

             (h) Indebtedness of a Foreign Subsidiary to (i) another Foreign Subsidiary, (ii) the Parent so long as the underlying loan is funded solely with the proceeds of the Indebtedness described in subparagraph (f) above, (iii) the Borrower or a Domestic Subsidiary of the Borrower, so long as (A) such Indebtedness is subordinated to the prior payment in full of the Obligations pursuant to terms of the Intercompany Subordination Agreement and, if such Indebtedness falls under clause (ii) or (iii) hereof, is evidenced by a promissory note, substantially in the form of Exhibit H hereto or otherwise on terms and conditions satisfactory to the Administrative Agent, which promissory note shall have been pledged and delivered to the Administrative Agent as security for the Obligations, and
      (B) the aggregate principal amount of all Indebtedness on or after the Initial Closing Date under this Section 11.1(h)(iii) does not exceed, in each case, in the aggregate outstanding at any one time, the sum of (x) $7,500,000, with respect to Indebtedness solely of Bell Canada, plus (y) $2,500,000, with respect to Indebtedness of any Significant Foreign Subsidiaries (including Bell Canada);

             (i) (i) prior to the Second Closing Date, Indebtedness under the 11% Notes, the 4 1/4% Senior Subordinated Notes, the 14% Senior Subordinated Notes and the 18% Merger Debentures, (ii) on and after, and only to the extent not repurchased on, the Second Closing Date, Indebtedness under the 11% Notes, the 4 1/4% Senior Subordinated Notes and the 18% Senior Subordinated Notes; provided that no Indebtedness under the 4 1/4% Senior Discount Notes shall exist after November 15, 2000; and

             (j) Indebtedness under any Hedging Agreement required to be maintained pursuant to Section 10.19.

             (k) (i) Acquired Indebtedness acquired in connection with Permitted Acquisitions and (ii) Indebtedness, incurred in connection with Permitted Acquisitions after the date hereof of any equity interest in, or assets of any Person, owing to the seller(s) of such equity interests or assets, the terms and conditions of which shall be reasonably satisfactory to the Banks, in an aggregate principal amount (for clauses (i) and (ii) combined) not to exceed $5,000,000 at any time outstanding;

             (l) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within three (3) Business Days of incurrence;

             (m) Indebtedness arising from agreements of the Borrower or a Subsidiary of the Borrower providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred in connection with a Permitted Asset Disposition, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; provided, that such Indebtedness not exceed the amounts set aside by the Borrower or a Subsidiary of the Borrower as a reserve, in accordance with generally accepted accounting principles, other than such Indebtedness which is not reflected on the balance sheet of the Borrower or any Subsidiary or referenced in a footnote to financial statements and not otherwise reflected on the balance sheet, against any liabilities associated with such Permitted Asset Disposition including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with any such Permitted Asset Disposition and consented to by the Banks.

             (n) Indebtedness of the Borrower or any of its Subsidiaries in respect of performance bonds, bankers' acceptances, workers' compensation claims, surety or appeal bonds, payment obligations in connection with self-insurance or similar obligations, and bank overdrafts;

             (o) additional Indebtedness of the Borrower and its Subsidiaries in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding; and

             (p) Indebtedness of the Foreign Subsidiaries (excluding any intercompany debt permitted under clause (h), but including any existing Indebtedness scheduled under clause(e)) in an aggregate principal amount not to exceed $2,500,000 at any one time outstanding.

      Notwithstanding Section 11.1(a)-(p), the Parent, the Borrower and each of their Subsidiaries shall not at any time incur Indebtedness in excess of the levels permitted under the covenants contained in Section 4.10 of the 11% Note Indenture (the "11% Indebtedness Restrictions"), for so long as such covenants are in full force and effect. All Indebtedness incurred hereunder is intended to be Indebtedness incurred under the first paragraph of Section 4.10 of the 11%
Note Indenture.

      11.2. RESTRICTIONS ON LIENS.

             11.2.1. PERMITTED LIENS. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; (v) sell, assign, pledge or otherwise transfer any "receivables" as defined in clause (vi) of the definition of the term "Indebtedness," with or without recourse; provided that the Parent or any of its Subsidiaries may create or incur or suffer to be created or incurred or to exist:

             (a) liens in favor of the Parent or the Borrower on all or part of the assets of their Subsidiaries securing Indebtedness owing by such Subsidiaries to the Parent or the Borrower;

             (b) subject to Section 10.8, liens to secure taxes, assessments and other government charges in respect of obligations not overdue or being contested in good faith or liens on properties other than Mortgaged Properties to secure claims for labor, material or supplies in respect of obligations not overdue or which are being contested in good faith and for which reserves have been set aside on the books of such Person;

             (c) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

             (d) liens on properties other than Mortgaged Properties in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Parent or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

             (e) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties other than Mortgaged Properties, (i) in existence less than 160 days from the date of creation thereof in respect of obligations not overdue or (ii) if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and the Parent, the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; provided that the Parent, the Borrower and each Subsidiary of the Parent or the Borrower will pay any such claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor;

             (f) encumbrances on Real Estate other than the Mortgaged Property consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Parent, the Borrower and each of their Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Parent, the Borrower and each of their Subsidiaries on a consolidated basis;

             (g)    liens existing on the date hereof and listed on Schedule
      11.2 hereto;

             (h) purchase money security interests in or purchase money mortgages on real or personal property other than Mortgaged Properties acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by Section 11.1(d) and (k), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired (and the proceeds thereof);

             (i) liens and encumbrances on each Mortgaged Property as and to the extent permitted by the Mortgage applicable thereto;

             (j) liens in favor of the Administrative Agent for the benefit of the Banks and the Agents under the Loan Documents and the Hedging Agreements;

             (k) liens encumbering deposits made to secure obligations arising from statutory or regulatory requirements of the Borrower or any of its Subsidiaries, including rights of offset and set-off;

             (l) transfers of receivables permitted by Section 11.5.2 only to the extent such transfer constitutes a "true sale";

             (m) liens securing Acquired Indebtedness of the type and amount permitted by Section 11.1(k); provided that (A) such liens secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by the Borrower or a Subsidiary of the Borrower and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by the Borrower or a Subsidiary of the Borrower; and (B) such liens do not extend to or cover any property or assets of the Borrower or any of its Subsidiaries other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of the Borrower or a Subsidiary of the Borrower and are not materially more favorable to the lienholders than those securing the Acquired Indebtedness prior to the incurrence of such Acquired Indebtedness by the Borrower or a Subsidiary of the Borrower;

             (n) liens arising from filing Uniform Commercial Code financing statements regarding operating leases limited to those assets which are the subject of the operating leases and statutory landlord's liens not securing Indebtedness;

             (o) liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties in connection with the importation of goods;

             (p) liens securing Indebtedness of Foreign Subsidiaries permitted by Section 11.1(p); and

             (q) liens securing Indebtedness permitted by Section 11.1(o), solely to the extent such Indebtedness constitutes Indebtedness of the description of that which is permitted in Sections 11.1(a), (d), (h), (j),
      (k) or (p).

             11.2.2. RESTRICTIONS ON NEGATIVE PLEDGES AND UPSTREAM LIMITATIONS. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to (i) enter into or permit to exist any arrangement or agreement (excluding the Credit Agreement and the Loan Documents) which directly or indirectly prohibits the Parent, the Borrower or any of their respective Subsidiaries from creating, assuming or incurring any lien upon its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired or (ii) enter into any agreement, contract or arrangement (other than the Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary to pay or make dividends or distributions in cash or kind to the Borrower, to make loans, advances or other payments of whatsoever nature to the Borrower, or to make transfers or distributions of all or any part of its assets to the Borrower; in each case other than (a)(i) restrictions on specific assets which assets are the subject of purchase money security interests, (ii) customary restrictions contained in leases, software licenses and joint venture agreements which restrict the assignment of such agreements and/or rights thereunder and restrictions contained in indentures and other licenses and agreements in existence on the Initial Closing Date, and (iii) customary restrictions contained in contracts for the sale of goods which restrict the assignment of performance of such contracts, in each case entered in the ordinary course of business, (b) restrictions on the creation of Liens pursuant to agreements governing Indebtedness incurred as purchase money Indebtedness or Capitalized Lease obligations and any Indebtedness incurred to refinance such Indebtedness or obligations, provided that such restrictions are limited to the property or assets secured by such Liens and financed with such Indebtedness or obligations and provided further, that such Liens and Indebtedness are permitted pursuant to Sections 11.1(d) or 11.2.1(h) respectively, (c) as a result of applicable statutory restrictions,
(d) Mezzanine Documents, (e) agreements acquired in connection with a Permitted Acquisition or a Permitted Foreign Acquisition provided such agreements were not entered into in anticipation or contemplation of such Permitted Acquisition or a Permitted Foreign Acquisition, (f) agreements in connection with Indebtedness of a Foreign Subsidiary permitted under Section 11.1(p), which prohibit such Foreign Subsidiary from creating, assigning or incurring any lien upon its properties, revenues or assets, and (g) restrictions related to Indebtedness permitted under Section 11.1 or Section 11.2.2(e), which are materially less restrictive than the restrictions contained in this Credit Agreement.

      11.3. RESTRICTIONS ON INVESTMENTS. Neither Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except:

             (a) Investments in marketable direct or guaranteed obligations of the United States of America or any OECD country that mature within one
      (1) year from the date of purchase by the Borrower;

             (b) Investments in demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000 or banks organized under the laws of any OECD country having total assets in excess of $1,000,000,000;

             (c) Investments in securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof or any OECD country that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Service, Inc., and not less than "A 1" if rated by Standard and Poor's Ratings Group;

             (d)    Investments existing on the date hereof and listed on
      Schedule 11.3 hereto;

             (e)    Investments with respect to Indebtedness permitted by
      Section 11.1(g) so long as such entities (if not the Borrower or the Parent) remain Domestic Subsidiaries of the Borrower;

             (f) (i) Investments not to exceed in the aggregate outstanding at any one time, the sum of (A) $7,500,000, with respect to (1) any Investments in connection with Indebtedness permitted under Section 11.1(h)(iii) plus (2) any other

      Investments solely in Bell Canada, and (B) $2,500,000, with respect with respect to (1) any Investments in connection with to Indebtedness permitted under Section 11.1(h)(iii) plus (2) any Investments in Significant Foreign Subsidiaries (including Bell Canada), and (ii) Investments by the Parent in any Significant Foreign Subsidiary solely with funds obtained from Chartwell pursuant to Section 11.1(f), not to exceed $5,000,000 in the aggregate outstanding at any one time; in each case so long as such entities remain Foreign Subsidiaries; and the Mezzanine Guaranty.

             (g) Investments consisting of the Parent Guaranty or Investments by the Parent or the Borrower in any Domestic Subsidiary so long as such Domestic Subsidiary is a Guarantor hereunder;

             (h) Investments consisting of promissory notes or other non-cash consideration received as proceeds of asset dispositions permitted by
      Section 11.5.2;

             (i) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $1,250,000 in the aggregate at any time outstanding;

             (j) so long as no Event of Default is continuing, Investments consisting of loans to employees, directors and officers for the purchase of the capital stock of the Parent, not to exceed $1,000,000 in the aggregate outstanding at any time;

             (k) Investments consisting of loans and advances to officers and employees relating to the corporate relocation to Dallas, Texas, not to exceed $1,000,000 in the aggregate outstanding at any time;

             (l) Investments in Permitted Acquisitions or Permitted Foreign Acquisitions, and Investments held by such acquired Persons at the time of acquisition, provided such Investments were not made by such acquired Persons in anticipation of such Permitted Acquisition or Permitted Foreign Acquisition;

             (m) Other Investments (other than Investments in Foreign Subsidiaries) not to exceed the sum of $3,500,000 in the aggregate at any one time outstanding;

             (n) so long as no Event of Default is continuing, Investments in capital stock or other equity interests of the Parent resulting from the purchase of such capital stock or other equity interests from any employee upon or related to termination of employment of such employee, the aggregate amount of which shall not exceed $1,000,000 in any Fiscal Year or $5,000,000 in the aggregate at any time outstanding; and

             (o) Investment in securities of trade debtors or customers received in settlement of debts owing to the Borrower or any of its Subsidiaries as a result of bankruptcy or insolvency proceedings or a similar arrangement or upon the foreclosure or enforcement of any lien or other encumbrance, mortgage, pledge, charge, restriction or other security interest in favor of the Borrower or any Subsidiary;

provided, however, that, with the exception of the Investments referred to in
Section 11.3(b), (f) (insofar as it relates to the Mezzanine Guaranty) (i), (j) and (k), and any Investments held by any Foreign Subsidiaries, such Investments will be considered Investments permitted by this Section 11.3 only if all actions have been taken to the satisfaction of the Administrative Agent to provide to the Administrative Agent, for the benefit of the Banks and the Agents, a first priority perfected security interest in all of such Investments (to the extent required under Section 8) free of all encumbrances other than Permitted Liens.

      11.4. DISTRIBUTIONS AND RESTRICTED PAYMENTS. None of the Parent, the Borrower nor any Subsidiary will make any Distributions or Restricted Payments other than: (a) Distributions or Restricted Payments (i) by any Subsidiary of the Borrower to the Borrower, and (ii) solely to the extent funded by the Chartwell Investors to the Parent or its Subsidiaries after the Initial Closing Date for the purpose of an acquisition otherwise permitted under Section 11.5.1 or for Capital Expenditures otherwise permitted under Section 12.5, and not used by such Person for the such purpose, in the amount of the unused portion of such funding back to the Parent and then to the Chartwell Investors; (b) Distributions contemplated by the Recapitalization an amount satisfactory to the Agents and amounts otherwise payable under the Advisory Agreement and distributions in connection with the payoff of the 4 1/4% Convertible Subordinated Notes; (c) so long as no Default under Section 15.1(a) or (b) has occurred or is continuing or would result therefrom, payments of the Management Fee to Chartwell which is due and payable pursuant to the Management Agreement, not to exceed in any Fiscal Year the greater of (i) $800,000 and (ii) 2% of Consolidated EBITDA of the Borrower and each of its Subsidiaries determined as of the end of such Fiscal Year; provided that so long as a Default under Section 15.1(a) or (b) is continuing, the payment of such Management Fee shall be suspended and shall accrue until such Default is no longer continuing or has been cured or waived in which case all accrued and unpaid Management Fee may be paid; (d) Distributions in the form of cash dividends to the Parent to permit the Parent to pay income, franchise and other customary taxes and governmental levies owed or payable by the Parent, or to Holdings, for payment of the consolidated tax liability of Holdings if and when required to be paid by Holdings in an amount equal to what would have been the Parent's "separate return" tax liability if its tax liability were determined on a non-consolidated basis provided such dividends or payments shall not be made more than five (5) Business Days prior to the date such payments are paid by the Parent or Holdings, and (e) so long as no Default under Section 15.1(a) or (b) has occurred or is continuing or would result therefrom, Distributions to the Parent or Holdings to permit the Parent or Holdings to pay ordinary course fees and expenses (other than management fees) of the Parent or Holdings, provided such dividends or payments shall not be made more than five (5) Business Days prior to the date such payments are paid by the Parent or Holdings and shall not exceed $250,000 in the aggregate in any Fiscal Year; (f) payment of all transaction expenses of the Recapitalization in an aggregate amount acceptable to the Agents and payment of expenses of Chartwell pursuant to the Management Agreement; and (g) Distributions in connection with Investments permitted under
Section 11.3(i), Section 11.3(j), Section 11.3(k) or Section 11.3(n) or transactions permitted under Section 11.12(x) (purchase pursuant to shareholder, registration rights or purchase agreements scheduled hereunder).

      11.5. MERGERS AND CONSOLIDATIONS.



             11.5.1. MERGERS AND ACQUISITIONS. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any stock acquisition or acquisition of all or substantially all of the assets of any Person, product line or division (other than the acquisition of assets in the ordinary course of business consistent with past practices), except
      (a) the merger or consolidation of one or more of the Subsidiaries of the Parent with and into the Borrower, (b) the merger or consolidation of (i) two or more Domestic Subsidiaries of the Parent (other than the Borrower) with each other or (ii) two or more Foreign Subsidiaries of the Parent with each other, or (c) any Permitted Acquisition or a Permitted Foreign Acquisition.

             11.5.2. DISPOSITION OF ASSETS. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, except (a) the sale of inventory, the licensing of intellectual property or the disposition of obsolete assets, in each case in the ordinary course of business consistent with past practices, (b) to the extent such transaction would be prohibited by this Section 11.5.2, the sale, transfer or other disposition of cash, marketable securities or cash equivalents, provided that the same is otherwise permitted under this Credit Agreement, (c) the sale of defaulted Accounts Receivable arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, (d) the sale of assets by and among the Borrower and its Subsidiaries, to the extent the same is otherwise permitted under Section 11.12 or (e) any Permitted Asset Dispositions, and (f) the sale of the Bell Racing Investment.

      11.6. SALE AND LEASEBACK. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

      11.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, (i) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of

Hazardous Substances, (ii) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (iii) generate any Hazardous Substances on any of the Real Estate, (iv) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (v) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner, in each case that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

      11.8. SUBORDINATED DEBT. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, amend, supplement or otherwise modify the terms of any of the Subordinated Debt or the 14% Senior Discount Notes or prepay or repurchase any of the Subordinated Debt except with respect to the repayments of and amendment to the 11% Notes contemplated by Section
4.1.3 , the refinancing of the 14% Senior Discount Notes and the 18% Senior Merger Debentures in connection with the Second Closing, and the repayment of the 4 1/4% Convertible Subordinated Notes on or prior to November 15, 2000.

      11.9. EMPLOYEE BENEFIT PLANS. Neither the Parent or the Borrower will:

             (a)    engage in any "prohibited transaction" within the meaning of
      Section 406 of ERISA or Section 4975 of the Code which could result in a material liability for the Parent or any of its Subsidiaries; or

             (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not such deficiency is or may be waived; or

             (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to Section 302(f) or
      Section 4068 of ERISA; or

             (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code; or

             (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of Section 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans by more than $3,000,000, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

      11.10. BUSINESS ACTIVITIES. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Initial Closing Date and in related businesses or businesses complementary or ancillary thereto.

      11.11. FISCAL YEAR. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, change the date of the end of its Fiscal Year from that set forth in Section 9.4.1.

      11.12. TRANSACTIONS WITH AFFILIATES. Except for (i) the transactions described in Section 9.15, (ii) transactions specifically permitted under
Section 11.1(g) and (h) and Section 11.3(f) and (g), (iii) transactions by and among the Borrower and its Domestic Subsidiaries, and (iv) transactions between
(A) the Borrower or any Domestic Subsidiary and (B) Bell Canada or any other Significant Foreign Subsidiary, which transactions are not below cost, and (v) transactions among Significant Foreign Subsidiaries, neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services, reasonable fees, expenses and compensation paid to, and indemnity provided for, as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to the Borrower, the Parent or any Domestic Subsidiary than would have been obtainable on an arm's-length basis in the ordinary course of business, other than:

             (w) the agreements as in effect as of the Initial Closing Date and set forth on Schedule 9.15, or any amendment thereto or any transaction contemplated thereby, including pursuant to any amendment thereto, or any replacement agreement thereto so long as such amendment or replacement agreement is not, in the opinion of the Administrative Agent, on terms less favorable to any of the Banks, the Agents or the Borrower in any material respect than the original agreement as in effect on the Initial Closing Date;

             (x) the existence of, or the performance by the Parent or any of its Subsidiaries of its obligations under the terms of, the shareholders' agreements, registration rights agreements or purchase agreements related thereto and set forth on Schedule 9.15, to which it is a party as of the Initial Closing Date; provided, however, that the existence of, or the performance by the Parent or any of its Subsidiaries of obligations under, any future amendment to any such existing agreement entered into after the Initial Closing Date shall only be permitted by this clause (ii) to the extent that the terms of any such amendments or new agreement are not, in the opinion of the Administrative Agent, on terms less favorable to any of the Banks, the Agents or the Borrower in any material respect;

             (y) so long as no Event of Default is continuing, loans to officers and employees of the Parent and its Subsidiaries to purchase capital stock of the Parent or to exercise the management options permitted under Section 11.3(j); and

             (z) the sale of capital stock of the Parent to Affiliates of the Parent.

      11.13. BANK ACCOUNTS. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, (i) establish any domestic bank accounts other than those Local Accounts and other accounts other than those Foreign Bank Accounts, all listed on Schedule 9.20, without the Administrative Agent's prior written consent and shall not permit the balance of certain of the bank accounts indicated on Schedule 9.20 to exceed the amount set forth on such schedule for such accounts, (ii) violate directly or indirectly any Agency Account Agreement or other bank agency or lock box agreement in favor of the Administrative Agent for the benefit of the Banks and the Administrative Agent with respect to such account, or (iii) deposit into any of the payroll accounts listed on Schedule 9.20 any amounts materially in excess of amounts necessary to pay current payroll obligations from such accounts.

      11.14. INCONSISTENT AGREEMENTS. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, enter into any agreement containing any provision which would be violated or breached by the performance by the Parent, the Borrower or any of their Subsidiaries of their respective obligations hereunder or under any of the Loan Documents.

      11.15. MODIFICATION OF RECAPITALIZATION DOCUMENTS, MANAGEMENT AGREEMENT AND ADVISORY AGREEMENT. Neither the Parent nor the Borrower will nor will either permit any of its Subsidiaries to, consent to or agree to any amendment, supplement or other modification to the Recapitalization Documents, the Management Agreement or the Advisory Agreement without the prior written consent of the Administrative Agent unless such amendment, supplement or modification would not have any Material Adverse Effect on the Banks' or the Agents' rights under the Loan Documents or the Parent's, the Borrower's or any of their Subsidiaries' obligations under the Loan Documents.

      11.16. CHARTER AMENDMENTS. Neither the Parent nor the Borrower will, nor will either permit any of its Subsidiaries to, amend any of the rights, privileges, or preferences of any class of its capital stock without the prior written consent of the Administrative Agent and the Majority Banks, unless such amendment, supplement or modification is immaterial in nature and would not have a material adverse effect on the Agents' or the Banks' rights under the Loan Documents or the Obligations of the Parent, the Borrower or any of their Subsidiaries under the Loan Documents.

      11.17. CONDUCT OF BUSINESS. The Parent will not own any significant assets or conduct any activities, business or operations other than the ownership of one hundred percent (100%) of the equity interests of the Borrower.

             12. FINANCIAL COVENANTS OF THE BORROWER AND THE PARENT.

      The Borrower and the Parent each jointly and severally covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letters of
Credit:

      12.1. LEVERAGE RATIO. The Borrower will not, as of the end of any Reference Period ending on October 28, 2000 or on the last day of any Fiscal Quarter described in the table set forth below, permit the Leverage Ratio for such Reference Period to exceed the ratio set forth opposite such date or Fiscal Quarter in such table:

====================================================== ====================================================
               END OF REFERENCE PERIOD                                        RATIO
               -----------------------                                        -----
------------------------------------------------------ ----------------------------------------------------
                  October 28, 2000                                          5.00:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2001                                             5.00:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2001                                             5.00:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2001                                             4.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 1 2002                                             4.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2002                                             4.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2002                                             4.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2002                                             4.25:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 1 2003                                             4.25:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2003                                             4.25:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2003                                             4.25:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2003                                             3.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 1 2004                                             3.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2004                                             3.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2004                                             3.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2004                                             3.50:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 1 2005                                             3.50:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2005                                             3.50:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2005                                             3.50:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2005                                             3.25:1.00
------------------------------------------------------ ----------------------------------------------------
                     Thereafter                                             3.00:1.00
====================================================== ====================================================



      12.2. SENIOR LEVERAGE RATIO. The Parent and the Borrower will not, as of the end of any Reference Period ending on October 28, 2000 or on the last day of any Fiscal Quarter described in the table set forth below, permit the Senior Leverage Ratio for such Reference Period to exceed the ratio set forth opposite such date or Fiscal Quarter in such table:

====================================================== ====================================================
               END OF REFERENCE PERIOD                                        RATIO
               -----------------------                                        -----
------------------------------------------------------ ----------------------------------------------------
                  October 28, 2000                                          4.00:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2001                                             4.00:1.00
====================================================== ====================================================

====================================================== ====================================================
                      FQ 3 2001                                             4.00:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2001                                             3.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 1 2002                                             3.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2002                                             3.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2002                                             3.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2002                                             3.25:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 1 2003                                             3.25:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2003                                             3.25:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2003                                             3.25:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2003                                             2.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 1 2004                                             2.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2004                                             2.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2004                                             2.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2004                                             2.50:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 1 2005                                             2.50:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2005                                             2.50:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2005                                             2.50:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2005                                             2.25:1.00
------------------------------------------------------ ----------------------------------------------------
                     Thereafter                                             2.00:1.00
====================================================== ====================================================

      12.3. INTEREST COVERAGE. The Parent and the Borrower will not, as of the end of any Reference Period ending on the last day of any Fiscal Quarter described in the table set forth below, permit the ratio of (i) Consolidated EBITDA for such Reference Period, to (ii) Consolidated Total Interest Expense for such Reference Period, to be less than the ratio set forth opposite such Fiscal Quarter in such table:

====================================================== ====================================================
                       QUARTER                                                RATIO
                       -------                                                -----
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2001                                             1.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2001                                             1.75:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2001                                             2.00:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 1 2002                                             2.00:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2002                                             2.00:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2002                                             2.00:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2002                                             2.15:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 1 2003                                             2.15:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2003                                             2.15:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2003                                             2.15:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 4 2003                                             2.40:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 1 2004                                             2.40:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 2 2004                                             2.40:1.00
------------------------------------------------------ ----------------------------------------------------
                      FQ 3 2004                                             2.40:1.00
------------------------------------------------------ ----------------------------------------------------
                     Thereafter                                             2.75:1.00
====================================================== ====================================================

      12.4. FIXED CHARGE COVERAGE. The Parent and the Borrower will not, as of the end of any Reference Period ending on or after December 30, 2000, permit the ratio of Consolidated Operating Cash Flow for such Reference Period to Consolidated Fixed Charges for such Reference Period to be less than 1.1:1.

      12.5. CAPITAL EXPENDITURES. Neither the Parent nor the Borrower will make, nor will either permit any Subsidiary of the Parent to make, Capital Expenditures during any Fiscal Year that exceed, in the aggregate, $5,000,000 (the "CapEx Limit") for such Fiscal Year; provided that the amount of Capital Expenditures in any Fiscal Year may be increased by an amount (the "Rollover Capital Expenditure") equal to the lesser of (a) $2,500,000, and (b) the excess of the CapEx Limit for the immediately prior Fiscal Year over the amount of Capital Expenditures actually made in such prior Fiscal Year (for such purpose, Capital Expenditures made shall be applied to reduce the applicable CapEx Limit and then to reduce Rollover Capital Expenditures from the previous Fiscal Year, if any) ; and provided further that (i) the Parent and the Borrower may incur an additional $1,500,000 in connection with the move of the Borrower's headquarters from San Jose, California to Dallas, Texas, and (ii) Capital Expenditures under this Section 12.5 shall not include any amounts received as Net Cash Proceeds under and reinvested pursuant to Section 4.5.4 by the Parent, the Borrower or their Subsidiaries.

                             13. CLOSING CONDITIONS.

      13.1. INITIAL CLOSING. The obligations of the Banks to make the Revolving Credit Loans and of the Administrative Agent to issue any Letter of Credit on the Initial Closing Date shall be subject to the satisfaction of the following conditions precedent on or prior to August 31, 2000:

             13.1.1. LOAN DOCUMENTS ETC.

                     13.1.1.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

                     13.1.1.2. SUBORDINATION DOCUMENTS. Each of the
             Subordination Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

                     13.1.1.3. MEZZANINE DOCUMENTS. Each of the Mezzanine
             Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

                     13.1.1.4. RECAPITALIZATION DOCUMENTS. Each of the
             Recapitalization Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

             13.1.2. CERTIFIED COPIES OF CHARTER DOCUMENTS. Each of the Banks shall have received from the Parent, the Borrower and each of their Subsidiaries, a copy, certified by a duly authorized officer of such Person to be true and complete on the Initial Closing Date, of each of (i) its charter or other incorporation documents as in effect on such date of certification, and (ii) its by-laws as in effect on such date.

             13.1.3. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the Parent, the Borrower and each of their Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

             13.1.4. INCUMBENCY CERTIFICATE. Each of the Banks shall have received from the Parent, the Borrower and each of their Subsidiaries an incumbency certificate, dated as of the Initial Closing Date, signed by a duly authorized officer of the Parent, the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of each of the Parent, the Borrower or such Subsidiary, each of the Loan Documents and Subordination Documents to which the Parent or such Subsidiary is or is to become a party; (ii) in the case of the Borrower, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and
      (iii) to give notices and to take other action on its behalf under the Loan Documents.

             13.1.5. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Administrative Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to protect and preserve such security interests shall have been duly effected. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

             13.1.6. PERFECTION CERTIFICATES AND UCC SEARCH RESULTS. The Administrative Agent shall have received from each of the Parent, the Borrower and each of their Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC searches with respect to its Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent or liens being released on or prior to the Initial Closing Date.

             13.1.7. SURVEY AND TAXES. The Administrative Agent shall have received (i) an updated Survey of each Mortgaged Property together with a Surveyor Certificate relating thereto and (ii) evidence of payment of real estate taxes and municipal charges on all Real Estate not delinquent on or before the Initial Closing Date.

             13.1.8. TITLE INSURANCE. The Administrative Agent shall have received a Title Policy covering each Mortgaged Property (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company) together with proof of payment of all fees and premiums for such policies, from the Title Insurance Company and in amounts satisfactory to the Administrative Agent, insuring the interest of the Administrative Agent and each of the Banks as mortgagee under the Mortgages.

             13.1.9. LANDLORD CONSENTS. The Parent, the Borrower and each of their Subsidiaries shall have delivered to the Administrative Agent landlord consents from the landlords at the properties leased by the Borrower, located in San Jose, California, Rantoul, Illinois, and Champaign, Illinois, each in form and substance satisfactory to the Administrative Agent.

             13.1.10. CERTIFICATES OF INSURANCE. The Administrative Agent shall have received (i) a certificate of insurance from an independent insurance broker dated as of the Initial Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreement and (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

             13.1.11. AGENCY ACCOUNT AGREEMENTS. The Borrower shall have established the Fleet Concentration Account, and the Administrative Agent shall have received an Agency Account Agreement executed by each depository institution with a Local Account.

             13.1.12. BORROWING BASE REPORT. The Administrative Agent shall have received from the Borrower the initial Borrowing Base Report dated as of July 1, 2000.

             13.1.13. FINANCIAL STATEMENTS; COMPLIANCE CERTIFICATE. The Administrative Agent shall have received a consolidated balance sheet of the Parent, the Borrower and each of their Subsidiaries as at July 1, 2000, and a consolidated statement of income for the Fiscal Year then ended, certified by the Borrower's independent certified public accountants. The Administrative Agent shall have received from the Borrower a Compliance Certificate showing, among other things:

                    (a) Leverage Ratio as of as of the First Closing Date of not greater that 4.50 to 1; and

                    (b) Consolidated EBITDA for the Fiscal Year ended July 1, 2000 of at least $40,300,000.

             13.1.14. ACCOUNTS RECEIVABLE AGING REPORT. The Administrative Agent shall have received from the Borrower the most recent Accounts Receivable aging report of the Parent, the Borrower and each of their Subsidiaries dated as of July 1, 2000 or, to the extent available, a date which shall be no more than fifteen (15) days prior to the Initial Closing Date and the Borrower shall notify the Administrative Agent in writing on the Initial Closing Date of any material deviation from the Accounts Receivable values reflected in such Accounts Receivable aging report and shall provide the Administrative Agent with such supplementary documentation as the Administrative Agent may reasonably request.

             13.1.15. HAZARDOUS WASTE ASSESSMENTS. The Administrative Agent shall have received hazardous waste site assessments from environmental engineers and in form and substance satisfactory to the Administrative Agent, covering all Real Estate and all other real property in respect of which the Parent, the Borrower or any of their Subsidiaries may have material liability, whether contingent or otherwise, for dumping or disposal of Hazardous Substances.

             13.1.16. SOLVENCY CERTIFICATE. Each of the Banks shall have received an officer's certificate of the Parent dated as of the Initial Closing Date as to the solvency of the Parent, the Borrower and each of their Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Banks.

             13.1.17. CONSUMMATION OF CERTAIN TRANSACTION. The Merger and the other transactions contemplated by the Recapitalization Documents shall have been consummated without any waiver of any condition set forth therein unless consented by the Administrative Agent in writing.

             13.1.18. OPINION OF COUNSEL. Each of the Banks and the Administrative Agent shall have received a favorable opinion addressed to the Banks and the Administrative Agent, dated as of the Initial Closing Date, in form and substance satisfactory to the Banks and the Administrative Agent, from:

                    (a) Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to the Parent, the Borrower and each of their Subsidiaries;

                    (b) local counsel with respect to Real Estate located in York, Pennsylvania and other collateral issues; and

                    (c)    foreign counsel to Bell Sports Canada, Inc.

             13.1.19. PAYMENT OF FEES. The Borrower shall have paid to the Banks or the Administrative Agent, as appropriate, the fees due and payable pursuant to Section 6.1 and Section 6.2.

             13.1.20. PAYOFF LETTER. The Administrative Agent shall have received a payoff letter from Societe Generale and the other lenders to the Borrower under that certain Credit Agreement dated as of August 17, 1998 (the "Existing Credit Agreement"), indicating the amount of the loan obligations of the Borrower under the Existing Credit Agreement to be discharged on the Initial Closing Date and an acknowledgment by Societe Generale, as administrative agent thereunder, that upon receipt of such funds it will forthwith execute and deliver to the Administrative Agent for filing all termination statements and take such other actions as may be necessary to discharge all security interests and mortgages granted by the Borrower or any of its Subsidiaries in favor of Societe Generale, and the lenders, thereunder.

             13.1.21. DISBURSEMENT INSTRUCTIONS. The Administrative Agent shall have received disbursement instructions from the Borrower, indicating that a portion of the proceeds of the Revolving Credit Loan, in an amount equal to the aggregate loan obligations of the Borrower outstanding under the Existing Credit Agreement, is to be paid to Societe Generale for the benefit of the lenders thereunder.

             13.1.22. CERTIFICATE REGARDING RECAPITALIZATION EXPENSES. The Administrative Agent and the Banks shall have received a letter from the Borrower certifying the expenses relating to the Recapitalization.

      13.2. CONDITIONS PRECEDENT TO SECOND CLOSING. The obligations of the Banks to make further Revolving Credit Loans and any Term Loans at the Second Closing shall be subject to the satisfaction of the following conditions below on or prior to October 31, 2000:

             13.2.1. EXPIRATION OF OFFER PERIOD. The Offer Period shall have expired and the Administrative Agent shall have received from the Borrower a certificate of the Borrower signed by an authorized officer of the Borrower representing to such occurrence and setting forth in reasonable detail (a) an accounting of the results of the 11% Offer and requests for 11% Consents, including, without limitation, the amount of 11% Notes to be repurchased and whether a majority of 11% Consents were received, and (b) the sources and uses of funds on the Second Closing, including, without limitation, the types and amounts of Subordinated Debt to be repurchased or, as the case may be, issued on the Second Closing.

      Such certificate shall be in form and substance satisfactory to the Administrative Agent.

             13.2.2. DISBURSEMENT INSTRUCTIONS. The Administrative Agent shall have received disbursement instructions, indicating that in accordance with Section 4.1.3, the applicable portion of the proceeds of the Term Loans, and to the extent available and Revolving Credit Loans, is to be paid to the trustee for the benefit of the 11% Note noteholders under the 11% Note Indenture and to be paid to the holders of other Senior Subordinated Debt as applicable.

             13.2.3. OFFICER'S CERTIFICATE. The Administrative Agent shall have received an officer's certificate from an authorized officer of the Borrower in the form attached hereto as Exhibit I.

                        14. CONDITIONS TO ALL BORROWINGS.

      The obligations of the Banks to make any Loan (except for the Term Loans made on the Second Closing Date), and of the Administrative Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Initial Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

      14.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of any of the Parent, the Borrower and each of their Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Administrative Agent shall have received a certificate of the Borrower signed by an authorized officer of the Borrower to such effect.

      14.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Administrative Agent would make it illegal for the Administrative Agent to issue, extend or renew such Letter of Credit.

      14.3. GOVERNMENTAL REGULATION. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

      14.4. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Administrative Agent and the Administrative Agent's Special Counsel, and the Banks, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

      14.5. BORROWING BASE REPORT. The Administrative Agent shall have received the most recent Borrowing Base Report required to be delivered to the Administrative Agent in accordance with Section 10.4(f) and, if requested by the Administrative Agent, a Borrowing Base Report dated within five (5) days of the Drawdown Date of such Revolving Credit Loan or of the date of issuance, extension or renewal of such Letter of Credit.

                    15. EVENTS OF DEFAULT; ACCELERATION; ETC.

      15.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

             (a) the Borrower shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

             (b) the Borrower shall fail to pay any interest on the Loans, any Commitment Fee, any Letter of Credit Fee, the Administrative Agent's fee, or other sums due hereunder or under any of the other Loan Documents, within three (3) Business Days of when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

             (c) the Borrower or the Parent shall fail to comply with any of its covenants contained in Sections 10.1, 10.4, 10.5.1, the first sentence of 10.6 (as it relates to the Borrower or the Parent), 10.9, 10.12, 10.16, 10.17, 10.18, 10.19, 11 (other than Section 11.7 and 11.15) or 12 or any of the covenants contained in any of the Mortgages;

             (d) the Parent, the Borrower or any of their Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 15.1) for fifteen (15) days after written notice of such failure has been given to the Borrower by the Administrative Agent;

             (e) any representation or warranty of the Parent, the Borrower or any of their Subsidiaries in this Credit Agreement or any of the other Loan

      Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

             (f) the Parent, the Borrower or any of their Subsidiaries shall fail to pay when due, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases in an aggregate principal amount in excess of $3,000,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases in an aggregate principal amount in excess of $3,000,000, for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations, or there shall occur and be continuing any "Event of Default" under and as defined in the Mezzanine Capital Agreement;

             (g) the Parent, the Borrower or any of their Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Parent, the Borrower or any of their Subsidiaries or of any substantial part of the assets of the Parent, the Borrower or any of their Subsidiaries or shall commence any case or other proceeding relating to the Parent, the Borrower or any of their Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Parent, the Borrower or any of their Subsidiaries and the Parent, the Borrower or any of their Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

             (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Parent, the Borrower or any of their Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Parent, the Borrower or any Subsidiary of the Parent or the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

             (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against the Parent, the Borrower or any of their Subsidiaries that, with other outstanding final judgments, undischarged, against the Parent, the Borrower or any of their Subsidiaries exceeds in the aggregate $3,000,000;

             (j) the holders of all or any part of the Subordinated Debt or the 14% Senior Discount Notes shall accelerate the maturity of all or any part thereof, or the Subordinated Debt or the 14% Senior Discount Notes shall be prepaid or repurchased in whole or in part, or an offer to pre-pay, repurchase prior to maturity or redeem in whole or in part such Subordinated Debt or 14% Senior Discount Notes shall have been made, or any "change of control" triggering event shall have occurred thereunder, in each case, except, in each case, to the extent permitted under Section
      11.1 or Section 11.8 hereof;

             (k) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Administrative Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Parent or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

             (l) the Parent, the Borrower or any ERISA Affiliate incurs any plan termination liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $3,000,000, or the Parent, the Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan which could reasonably be expected to result in aggregate annual payments by the Parent, the Borrower or any of their Subsidiaries exceeding $3,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of Section 302(f)(1) of ERISA), provided that the Administrative Agent determines in its reasonable discretion that such event (A) could reasonably be expected to result in liability of the Parent, the Borrower or any of their Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $3,000,000 and
      (B) could reasonably be expected to constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or
      (iii) the
      institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

             (m) the Parent, the Borrower or any of their Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

             (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than thirty
      (30) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Parent, the Borrower or any of their Subsidiaries if such event or circumstance is not covered by insurance and would have a Material Adverse Effect;

             (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Parent, the Borrower or any of their Subsidiaries if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect;

             (p) the Parent, the Borrower or any of their Subsidiaries shall be indicted for a state or federal crime, or any criminal action shall otherwise have been brought or threatened against the Parent, the Borrower or any of their Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of the Parent, the Borrower or such Subsidiary included in the Borrowing Base or any assets of the Parent, the Borrower or such Subsidiary not included in the Borrowing Base but having a fair market value in excess of $3,000,000;

             (q) the Parent shall at any time, legally or beneficially, directly or indirectly, own less than one hundred percent (100%) of the shares of the capital stock of the Borrower or any of its Significant Subsidiaries that are Domestic Subsidiaries, and the Parent or the Borrower or their Domestic Subsidiaries shall at any time, legally or beneficially, directly or indirectly, own less than ninety percent (90%) of the shares of the capital stock of any of the Significant Foreign Subsidiaries, each as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of the Borrower or such other Subsidiary, except as permitted under Section 10.6 or Section
      11.5.2 or otherwise consented to under this Credit Agreement; or

             (r) (i) prior to an Initial Public Offering, the Chartwell Investors shall at any time, legally or beneficially own less than fifty percent (50%) of the shares of the Voting Stock of the Parent, as adjusted pursuant to any stock split, stock dividend or recapitalization or reclassification of the capital of the Parent (ii) following an Initial Public Offering, any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) other than the Chartwell Investors shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 20% or more of the outstanding shares of common stock of the Parent, if at such time Chartwell Investors owns less than 50% of the outstanding shares of common stock of the Parent; or (iii) during any period of twelve consecutive calendar months, individuals who were directors of the Parent on the first day of such period (or individuals appointed, elected or nominated for election by such individuals) shall cease to constitute a majority of the board of directors of the Parent;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in Section 15.1(g) or Section 15.1(h) (insofar as such subsections relate to the Parent, the Borrower or any Significant Subsidiary) or Section 15.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Bank.

      15.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in Section 15.1(g), Section 15.1(h) (insofar as it relates to the Parent, the Borrower or any Significant Subsidiary) or Section 15.1(j) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Loans to the Borrower and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Administrative Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately (except as otherwise provided for the Second Closing) and each of the Banks shall be relieved of all further obligations to make Loans and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any such notice is given to the Borrower the Administrative Agent will forthwith furnish a copy thereof to each of the Banks. No termination of the credit hereunder shall relieve the Borrower of any of the Obligations or any of its existing obligations to any of the Banks arising under other agreements or instruments.

      15.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to Section 15.1, each Bank, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

      15.4. DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

             (a) First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

             (b) Second, to all other Obligations in such order or preference as the Majority Banks may determine; provided, however, that (i) distributions shall be made (A) pari passu among Obligations with respect to the Administrative Agent's fee payable pursuant to Section 6.2 and all other Obligations and (B) with respect to each type of Obligation owing to the Banks, such as interest, principal, fees and expenses, among the Banks pro rata, and (ii) the Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

             (c) Third, upon payment and satisfaction in full in cash or other provisions satisfactory to the Banks and the Administrative Agent for payment in full of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

             (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

                                   16. SETOFF.

      Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank or any entity under the control of FleetBoston Corporation or any other Bank's corporate parent, or in transit to any of them, may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. ANY AND ALL RIGHTS TO REQUIRE THE ADMINISTRATIVE AGENT OR ANY BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOANS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Banks agrees with each other Bank that (i) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, and (ii) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                 17. THE AGENTS.

      17.1. AUTHORIZATION.

             (a) Each Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to such Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by such Agent. The Administrative Agent is authorized on behalf of all the Banks, without the necessity of any notice to or further consent from the Banks, from time to time to take any actions with respect to the collateral or the Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents.

             (b) The relationship between the Agents and each of the Banks is that of an independent contractor. The use of the terms "Administrative Agent" and "Syndication Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between each Agent and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between either Agent and any of the Banks.

             (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Banks, as that term is defined in
      Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Agents.

      17.2. EMPLOYEES AND AGENTS. Each of the Agents may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. Each Agent may utilize the services of such Persons as such Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

      17.3. NO LIABILITY. Neither Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that such Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

      17.4. NO REPRESENTATIONS.

             17.4.1. GENERAL. Neither Agent shall be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectibility of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Parent or any of its Subsidiaries. Neither Agent shall be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. Neither Agent has made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Parent or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agents or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

             17.4.2. CLOSING DOCUMENTATION, ETC. For purposes of determining compliance with the conditions set forth in Section 13, each Bank that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Agents or the Co-arrangers to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank, unless an officer of the Administrative Agent active upon the Borrower's account shall have received notice from such Bank prior to the Initial Closing Date specifying such Bank's objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent to such effect on or prior to the Initial Closing Date.

      17.5. PAYMENTS.

             17.5.1. PAYMENTS TO ADMINISTRATIVE AGENT. A payment by the Borrower to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Administrative Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by the Administrative Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

             17.5.2. DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

             17.5.3. DELINQUENT BANKS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Administrative Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or (ii) to comply with the provisions of Section 16 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Bank hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

      17.6. HOLDERS OF NOTES. The Administrative Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

      17.7. INDEMNITY. The Banks ratably agree hereby to indemnify and hold harmless each Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which such Agent or such affiliate has not been reimbursed by the Borrower as required by Section 18), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or such Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by such Agent's willful misconduct or gross negligence.

      17.8. AGENTS AS BANKS. In its individual capacity, each of Fleet and First Union shall have the same obligations and the same rights, powers and privileges in respect to its Commitments and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also an Agent. The Documentation Agent shall not have any right, power, obligation, liability, responsibility or duty under this Credit Agreement in such capacity, other than those applicable to all Banks as Banks

      17.9. RESIGNATION. Each Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Administrative Agent or Syndication Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent or Syndication Agent, as the case may be, shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Ratings Group. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

      17.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Bank hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this Section 17.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

      17.11. DUTIES IN THE CASE OF ENFORCEMENT. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (i) so requested by the Majority Banks and (ii) the Banks have provided to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the

Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may direct the Administrative Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Administrative Agent, harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

                        18. EXPENSES AND INDEMNIFICATION.

      18.1. EXPENSES. The Borrower agrees to pay (i) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (ii) any taxes (including any interest and penalties in respect thereto) payable by the Agents, the Co-arrangers or any of the Banks (other than taxes based upon the Agents or any Bank's net income, profits or franchise taxes) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify each Agents, the Co-arrangers and Bank with respect thereto), (iii) the reasonable fees, expenses and disbursements of counsel to the Syndication Agent or the Co-arrangers, the Administrative Agent's Special Counsel or any local counsel to the Administrative Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (iv) the reasonable fees, expenses and disbursements of both Agents and the Co-arrangers or any of their affiliates incurred by such Agents and Co-arrangers or such affiliates in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering and appraisal charges, (v) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (vi) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank, Agent or Co-arranger, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Bank, Agent or Co-arranger in connection with (A) the enforcement of or preservation of rights under any of the Loan Documents against the Parent or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the relationship of any Bank, Agent or Co-arranger with the Parent or any of its Subsidiaries and (vii) all reasonable fees, expenses and disbursements of any Bank or Agent incurred in connection with UCC searches, UCC filings, patent and trademark office searches and filings, or mortgage recordings.

      18.2. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agents, Co-arrangers, their affiliates and the Banks and each of their respective shareholders, directors, agents, officers, subsidiaries and affiliates (collectively referred to in this Section 18.2 as, the "Indemnified Persons") from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by the Parent or any of its Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (ii) the reversal or withdrawal of any provisional credits granted by the Administrative Agent upon the transfer of funds from lock box, bank agency or concentration accounts or in connection with the provisional honoring of checks or other items, (iii) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Parent or any of its Subsidiaries comprised in the Collateral, (iv) the Parent or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (v) with respect to the Parent, the Borrower and each of their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided, that the Borrower shall not be liable for any indemnification to an Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results solely from that Indemnified Person's gross negligence or willful misconduct. In litigation, or the preparation therefor, the Indemnified Persons shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel, provided that unless any of the Indemnified Persons have a conflict, such Indemnified Persons shall use the same counsel and local counsel. If, and to the extent that the obligations of the Borrower under this Section 18.2 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law.

      18.3. SURVIVAL. The covenants contained in this Section 18 shall survive payment or satisfaction in full of all Obligations.

               19. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

      19.1. SHARING OF INFORMATION WITH SECTION 20 SUBSIDIARY. The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Subsidiaries, in connection with this Credit Agreement or otherwise, by a Section 20 Subsidiary. The Borrower, for itself and each of its Subsidiaries, hereby authorizes (a) such Section 20 Subsidiary to share with the Administrative Agent and each Bank any information delivered to such Section 20 Subsidiary by the Parent or any of its Subsidiaries, and (b) the Administrative Agent and each Bank to share with such Section 20 Subsidiary any information delivered to the Administrative Agent or such Bank by the Parent or any of its Subsidiaries pursuant to this Credit Agreement, or in connection with the decision of such Bank to enter into this Credit Agreement; it being understood, in each case, that any such Section 20 Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all Obligations.

      19.2. CONFIDENTIALITY. Each of the Banks and the Agents agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Parent or any of its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Banks or the Agents, provided that nothing herein shall limit the disclosure of any such information
(a) after such information shall have become public other than through a violation of this Section 19, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Banks or any Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Bank or any Agent, or to auditors or accountants or bank rating agencies, (e) to any Agent, any Bank or any Section 20 Subsidiary, (f) in connection with any litigation to which any one or more of the Banks, any Agent or any Section 20 Subsidiary is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Bank or (h) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of Section 21.6. Without the prior consent of the Borrower, none of the Agents, the Banks or any Section 20 Subsidiary shall refer to any of the Parent, the Borrower or any of their Subsidiaries in connection with any advertising, promotion or marketing undertaken by such Agent, such Bank or such Section 20 Subsidiary or utilize any trade name, trademark, logo or other distinctive symbol associated with the Parent or any of its Subsidiaries or any of their businesses.

      19.3. PRIOR NOTIFICATION. Unless specifically prohibited by applicable law or court order, each of the Banks and Agents shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) or pursuant to legal process.

      19.4. OTHER. In no event shall any Bank or the Agents be obligated or required to return any materials furnished to it or any Section 20 Subsidiary by the Parent or any of its Subsidiaries. The obligations of each Bank under this Section 19 shall supersede and replace the obligations of such Bank under any confidentiality letter in respect of this financing signed and delivered by such Bank to the Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Bank.

                         20. SURVIVAL OF COVENANTS, ETC.

      All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Parent or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agents, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or the Administrative Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or either Agent at any time by or on behalf of the Parent or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Parent or such Subsidiary hereunder.

                        21. ASSIGNMENT AND PARTICIPATION.

      21.1. CONDITIONS TO ASSIGNMENT BY BANKS. Except as provided herein, each Bank shall have the unrestricted right at any time or from time to time assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentages and Commitments and the same portion of the Loans at the time owing to it) and the Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (i) each of the Administrative Agent and, unless a Default or Event of Default shall have occurred and be continuing, and unless the assignment is to a Bank already party to this Credit Agreement or to an Affiliate of any such Bank or any fund that invests in loans and is managed by the same investment advisor as the assigning Bank, the Borrower shall have given its prior written consent to such assignment, which consent, in the case of the Borrower, will not be unreasonably withheld, (ii) each assignment (except with respect to Banks taking in assignment within fifteen (15) Business Days of the Initial Closing Date) shall be in a minimum amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof or the assigning Bank's entire interest under the Credit Agreement and the other Loan Documents, and (iii) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit F hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof (except with respect to Banks taking in assignment within fifteen (15) Business Days of the Initial Closing Date), (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in
Section 21.3, be released from its obligations under this Credit Agreement. The Borrower agrees that it shall execute, or cause to be executed such documents, including without limitation, amendments to this Credit Agreement and to any other Loan Documents as the Administrative Agent shall deem reasonably necessary to effect the provisions of this Section 21.

      21.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

             (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

             (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Parent, the Borrower and each of their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Parent, the Borrower and each of their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

             (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in Section 9.4 and Section 10.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

             (d) such assignee will, independently and without reliance upon the assigning Bank, either Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

             (e) such assignee represents and warrants that it is an Eligible Assignee, subject to the consent of the Administrative Agent under clause
      (v) of definition of Eligible Assignee, if applicable;

             (f) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

             (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank;

             (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

             (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

      21.3. REGISTER. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Administrative Agent a registration fee in the sum of $3,000 (except with respect to Banks taking in assignment within fifteen (15) Business Days of the Initial Closing Date).

      21.4. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes but not in discharge of the liability evidenced by the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Upon the request of the assignee Bank, the Borrower shall deliver, within five (5) days of issuance of any new Notes pursuant to this Section 21.4, an opinion of counsel, addressed to the Banks and the Administrative Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrower.

      21.5. PARTICIPATIONS. Each Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower, to grant to one or more banks or other entities, a participating interest in any or all of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (i) each such participation shall be in an amount of not less than $5,000,000, (ii) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (iii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of any Commitment of such Bank as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest. Each Bank may furnish any information concerning the Borrower in its possession from time to time to prospective participants, provided that the selling Bank shall require any such prospective participant to agree in writing to maintain the confidentiality of such information.

      21.6. DISCLOSURE. The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and
(iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation. For purposes of this Section
21.6 an assignee or participant or potential assignee or participant may include a counterparty with whom such Bank has entered into or potentially might enter into a derivative contract referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document.

      21.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH THE BORROWER. If any assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 15.1 or Section 15.2, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans or Reimbursement Obligations. If any Bank sells a participating interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Administrative Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 15.1 or Section
15.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans or Reimbursement Obligations to the extent of such participation. The provisions of this Section 21.7 shall not apply to an assignee Bank or participant which is also a Bank on the Initial Closing Date or to an assignee Bank or participant which has disclosed to the other Banks that it is an Affiliate of the Borrower and which, following such disclosure, has been excepted from the provisions of this Section 21.7 in a writing signed by the Majority Banks determined without regard to the interest of such assignee Bank or transferor Bank, to the extent of such participation, in Loans or Reimbursement Obligations.

      21.8. MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Bank shall retain its rights to be indemnified pursuant to Section 18 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Administrative Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Administrative Agent shall, in consultation with the Borrower and with the consent of the Borrower and the Majority Banks, appoint another Bank to act as a Reference Bank hereunder. Anything contained in this
Section 21 to the contrary notwithstanding, (a) any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341 and (b) any Bank that is a fund that invests in bank loans may at any time pledge all or any portion of its interests and rights with respect to its Term Note to any trustee for, or any other representative of, holders of obligations owed or securities issued by such fund as security for such obligations or securities, provided that any foreclosure or similar action by such trustee or other representative shall be subject to the other provisions of this Section
21. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

      21.9. ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

                                22. NOTICES, ETC.

      Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

             (a)    if to the Parent or the Borrower:

                              c/o Bell Sports Corp.
                              6350 San Ignacio Avenue
                              San Jose, California 95119
                              Attention:         Richard Willis, Chief Financial
                                                 Officer

                    with a copy to:

                              c/o Chartwell Investments II LLC
                              717 Fifth Avenue
                              23rd Floor
                              New York, New York 10022
                              Attention:         Michael S. Shein, Senior
                                                 Managing Director

                    with a copy to:

                              Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                              1333 New Hampshire Avenue, N.W.
                              Suite 400
                              Washington, D.C. 20036
                              Attention:         Russell W. Parks, Jr., Esq.

      or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

             (b) if to the Administrative Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Carol Lovell, Managing Director, or such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice; and

             (c) if to any Bank, at such Bank's address set forth on Schedule 1 hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

      Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                               23. GOVERNING LAW.

      THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE PARENT AND THE BORROWER EACH AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN
SECTION 22. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                  24. HEADINGS.

      The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                                25. COUNTERPARTS.

      This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                           26. ENTIRE AGREEMENT, ETC.

      The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in
Section 28.

                            27. WAIVER OF JURY TRIAL.

      Each of the Parent and the Borrower hereby knowingly, voluntarily and intentionally waives its right to a jury trial with respect to any action or claim arising out of, under or in connection with any dispute with respect to this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of such rights and obligations or any course of conduct, course of dealings, statements (whether verbal or written) or actions of any party. Except as prohibited by law, each of the Parent and the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Parent and the Borrower (i) certifies that no representative, agent or attorney of any Bank or either Agent has represented, expressly or otherwise, that such Bank or such Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that the Agents and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                     28. CONSENTS, AMENDMENTS, WAIVERS, ETC.

      Except as otherwise expressly provided in this Credit Agreement, any consent or approval required or permitted by this Credit Agreement to be given by the Banks may be given, and any term of this Credit Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the

Borrower of any terms of this Credit Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing, the rate of interest on the Notes (other than interest accruing pursuant to Section 6.11.2 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto) or the amount of the Commitment Fees or Letter of Credit Fees may not be decreased and the dates of payment of such amounts may not be delayed without the written consent of each Bank affected thereby; the amount of the Commitments may not be increased and the Term Loan Commitment Termination Date may not be extended without the written consent of the Borrower and of each Bank; the Revolving Credit Loan Maturity Date, the Term A Maturity Date and the Term B Maturity Date may not be postponed without the written consent of each Bank affected thereby; Section 15.4 may not be amended, waived or modified without the written consent of each Bank affected thereby; the regularly scheduled Term A Loan and Term B Loan principal installments set forth in
Section 4.5.1 and Section 4.5.2 may not be postponed or reduced so as to delay the required payment thereof and other changes to the required payment dates or amounts of such principal installment may not be made without the written consent of the Borrower and each Bank affected thereby; this Section 28 and the definition of Majority Banks may not be amended and all or substantially all of the Collateral and all or substantially all of the obligations of any Guarantor (with the exception of the obligations of Giro Sport Design International, Inc.) may not be released without the written consent of all of the Banks; and the amount of the Administrative Agent's fee or any Letter of Credit Fees payable for the Administrative Agent's account and Section 17 may not be amended without the written consent of both Agents. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of either Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

                                29. SEVERABILITY.

      The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

      IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                     BELL SPORTS, INC.



                                     By:   /s/ LORI A. SHERWOOD
                                        ----------------------------------------
                                           Name:  Lori A. Sherwood
                                           Title: Secretary


                                     BELL SPORTS CORP.



                                     By:   /s/ LORI A. SHERWOOD
                                        ----------------------------------------
                                     Name:  Lori A. Sherwood
                                     Title: Secretary


                                     FLEET NATIONAL BANK, individually and as Administrative Agent



                                     By:   /s/ CAROL A. LOVELL
                                        ----------------------------------------
                                     Name:  Carol A. Lovell
                                     Title: Managing Director


                                     FIRST UNION NATIONAL BANK,
                                     individually and as Syndication Agent



                                     By:   /s/ HENRY R. BIEDRZYCKI
                                        ----------------------------------------
                                     Name:  Henry R. Biedrzycki
                                     Title: Director

                                     GENERAL ELECTRIC CAPITAL CORPORATION



                                     By:    /s/ JANET SILVERMAN
                                         ---------------------------------------
                                     Name:  Janet Silverman
                                     Title: Duly Authorized Signatory


                                     BANK ONE, N.A. (CHICAGO MAIN OFFICE)



                                     By:    /s/ KEVIN CHRISTENSEN
                                         ---------------------------------------
                                     Name:  Kevin Christensen
                                     Title: 1st Vice President


                                     BARCLAYS BANK PLC



                                     By:    /s/ DOUGLAS BERNEGGER
                                          --------------------------------------
                                     Name:  Douglas Bernegger
                                     Title: Director


                                     WACHOVIA BANK, N.A.



                                     By:    /s/ JOSEPH L. WHITE
                                         ---------------------------------------
                                     Name:  Joseph L. White
                                     Title: Senior Vice President

                                     HELLER FINANCIAL, INC.



                                     By:    /s/ PATRICIA  WEITZMAN
                                         ---------------------------------------
                                     Name:  Patricia Weitzman
                                     Title: Senior Vice President


                                     ANTARES CAPITAL CORPORATION



                                     By:    /s/ STEVEN J. ROBINSON
                                         ---------------------------------------
                                     Name:  Steven J. Robinson
                                     Title: Director